Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document And Entity Information [Abstract]
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	true
Amendment Description	N.A.
Current Fiscal Year End Date	--12-31
Entity Central Index Key	0000818686
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Registrant Name	TEVA PHARMACEUTICAL INDUSTRIES LTD
Trading Symbol	TEVA
Entity Voluntary Filers	Yes
Entity Well Known Seasoned Issuer	Yes
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	Q4
Entity Common Stock Shares Outstanding	937,499,245

CONSOLIDATED STATEMENTS OF INCOME (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CONSOLIDATED STATEMENTS OF INCOME
Net sales	$ 16,121	$ 13,899	$ 11,085
Cost of sales	7,056	6,532	5,117
Gross profit	9,065	7,367	5,968
Research and development expenses, net	933	802	786
Selling and marketing expenses	2,968	2,676	1,842
General and administrative expenses	865	823	669
Legal settlements, acquisition and restructuring expenses and impairment	410	638	124
Purchase of research and development in process	18	23	1,402
Operating income	3,871	2,405	1,145
Financial expenses - net	225	202	345
Income before income taxes	3,646	2,203	800
Income Tax Expense (Benefit)	283	166	184
Income before minority interest earnings and equity investments	3,363	2,037	616
Share in losses of associated companies - net	24	33	1
Net income	3,339	2,004	615
Net income attributable to non-controlling interests	8	4	6
Net income attributable to Teva	$ 3,331	$ 2,000	$ 609
Earnings per share attributable to Teva:
Basic	$ 3.72	$ 2.29	$ 0.78
Diluted	$ 3.67	$ 2.23	$ 0.75
Weighted average number of shares (in millions):
Basic	896	872	780
Diluted	921	896	820

CONSOLIDATED BALANCE SHEETS (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 1,248	$ 1,995
Short-term investments	36	253
Accounts receivable	5,476	5,019
Inventories	3,866	3,332
Deferred taxes and other current assets	1,416	1,442
Total current assets	12,042	12,041
Long-term investments and receivables	632	534
Deferred taxes, deferred charges and other assets	138	142
Property, plant and equipment, net	4,357	3,766
Identifiable intangible assets, net	5,751	4,053
Goodwill	15,232	12,674
Total assets	38,152	33,210
Current liabilities:
Short-term debt and current maturities of long term liabilities	1,432	659
Convertible senior debentures-short term	1,339	642
Sales reserves and allowances	3,403	2,942
Accounts payable and accruals	2,525	2,349
Other current liabilities	995	910
Total current liabilities	9,694	7,502
Long-term liabilities:
Deferred income taxes	1,348	1,241
Other taxes and long term payables	777	727
Employee related obligations	221	170
Senior notes and loans	4,097	3,494
Convertible senior debentures - long term	13	817
Total long term liabilities	6,456	6,449
Commitments and contingencies
Total liabilities	16,150	13,951
Teva shareholders' equity:
Ordinary shares as of December 31, 2010 and December 31, 2009: authorized 2,500 million shares and 1,500 million shares, respectively; issued 937 million shares and 923 million shares, respectively	49	49
Additional paid-in capital	13,246	12,880
Retained earnings	9,325	6,662
Accumulated other comprehensive income	350	555
Treasury shares as of December 31, 2010 and December 31, 2009 40 million ordinary shares and 38 million ordinary shares, respectively	(1,023)	(924)
Stockholders' equity attributable to Teva shareholders	21,947	19,222
Non-controlling interests	55	37
Total equity	22,002	19,259
Total liabilities and equity	$ 38,152	$ 33,210

CONSOLIDATED BALANCE SHEETS (Parenthetical) In Millions	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED BALANCE SHEETS
Ordinary shares, authorized	2,500	1,500
Ordinary shares, issued	937	923
Ordinary shares, outstanding	937	923
Treasury, shares	40	38

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (USD $) In Millions	Common Stock	Additional Paid In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Treasury Stock	Parent	Noncontrolling Interest	Total
Balance as of at Dec. 31, 2007	$ 46	$ 8,429	$ 4,970	$ 1,365	$ 982	$ 13,828	$ 36	$ 13,864
Shares, balance as of at Dec. 31, 2007	808
Comprehensive income:
Net income			609			609	6	615
Currency translation adjustment				(1,011)		(1,011)		(1,011)
Unrealized gains (loss) from available-for-sale securities, net				(319)		(319)		(319)
Reclassification Adjustment on Available For Sale Securities				369		369		369
Other comprehensive income				(14)		(14)		(14)
Total comprehensive income						(366)	6	(360)
Issuance of shares and stock options on acquisition of Barr, value	2	2,926				2,928		2,928
Issuance of shares and stock options on acquisition of Barr, shares	69
Exercise of options by employees, value	0	192				192		192
Exercise of options and RSUs by employees, shares	9
Stock-based compensation expense		63				63		63
Dividends			(388)			(388)		(388)
Acquisition of non-controlling interest							18	18
Conversion of convertible senior debentures, value	0	31				31		31
Conversion of convertible senior debentures, shares	2
Treasury shares					58	58		58
Other Stock Holders Equity	0	32				32		32
Stock Holders Equity Other Shares	1
Balance as of at Dec. 31, 2008	48	11,673	5,191	390	924	16,378	60	16,438
Shares, balance as of at Dec. 31, 2008	889
Comprehensive income:
Net income			2,000			2,000	4	2,004
Currency translation adjustment				122		122	(1)	121
Unrealized gains (loss) from available-for-sale securities, net				30		30		30
Other comprehensive income				13		13		13
Total comprehensive income						2,165	3	2,168
Exercise of options by employees, value	0	169				169		169
Exercise of options and RSUs by employees, shares	7
Stock-based compensation expense		54				54		54
Dividends			(529)			(529)		(529)
Sale of subsidiary shares in non-controlling interests							(26)	(26)
Conversion of convertible senior debentures, value	1	964				965		965
Conversion of convertible senior debentures, shares	27
Other Stock Holders Equity	0	20				20		20
Stock Holders Equity Other Shares	0
Balance as of at Dec. 31, 2009	49	12,880	6,662	555	924	19,222	37	19,259
Shares, balance as of at Dec. 31, 2009	923
Comprehensive income:
Net income			3,331			3,331	8	3,339
Currency translation adjustment				(145)		(145)	0	(145)
Unrealized gains (loss) from available-for-sale securities, net				37		37		37
Unrealized loss from hedge accounting				(70)		(70)		(70)
Other comprehensive income				(27)		(27)		(27)
Total comprehensive income						3,126	8	3,134
Exercise of options by employees, value	0	180				180		180
Exercise of options and RSUs by employees, shares	7
Stock-based compensation expense		80				80		80
Dividends			(668)			(668)	(5)	(673)
Acquisition of non-controlling interest							15	15
Conversion of convertible senior debentures, value	0	92				92		92
Conversion of convertible senior debentures, shares	3
Treasury shares					(99)	(99)		(99)
Other Stock Holders Equity	0	14				14		14
Stock Holders Equity Other Shares	4
Balance as of at Dec. 31, 2010	$ 49	$ 13,246	$ 9,325	$ 350	$ 1,023	$ 21,947	$ 55	$ 22,002
Shares, balance as of at Dec. 31, 2010	937

CONSOLIDATED STATEMENTS OF CASH FLOW (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating activities:
Net income	$ 3,339	$ 2,004	$ 615
Adjustments to reconcile net income to net cash provided by operations:
Depreciation and amortization	977	908	490
Decrease (increase) in working capital items	(253)	445	76
Deferred Income Taxes Net And Uncertain Tax Positions	(199)	(140)	25
Purchase of research and development in process	18	23	1,402
Impairment of assets	124	110	107
Stock-based compensation	80	54	63
Financial Assets Write Off	0	0	369
Other items-net	50	(31)	84
Net cash provided by operating activities	4,136	3,373	3,231
Investing activities:
Acquisitions of subsidiaries, net of cash acquired	(4,951)	0	(4,749)
Purchase of property, plant and equipment	(710)	(719)	(681)
Purchase of investments and other assets	(436)	(433)	(2,155)
Proceeds from realization of investments	613	236	3,381
Other items-net	29	0	67
Net cash used in investing activities	(5,455)	(916)	(4,137)
Financing activities:
Proceeds From Senior Notes Net Of Issuance Costs	2,492	0	0
Short term loans raised in connection with the acquisition of subsidiaries	1,500	0	1,750
Repayment of short term loans in connection with the acquisition of subsidiaries	(830)	(1,750)	0
Purchase of treasury shares	(99)	0	0
Net increase (decrease) in other short-term credit	(44)	(252)	30
Dividends paid	(668)	(529)	(387)
Proceeds from exercise of options by employees	180	169	192
Proceeds From Long Term Loans	45	445	39
Conversion of convertible debentures	(45)	0	(141)
Repayment of long-term loans	(1,972)	(325)	(156)
Purchase Of Non Controlling Interests In Connection With The Acquisition Of Barr	0	(42)	0
Excess tax benefit on options exercised	14	18	33
Other items - net	0	1	(2)
Net cash provided by (used in) financing activities	573	(2,265)	1,358
Translation adjustment on cash and cash equivalents	(1)	(51)	(86)
Net increse / decrease in cash and cash equivalents	(747)	141	366
Balance of cash and cash equivalents at beginning of period	1,995	1,854	1,488
Balance of cash and cash equivalents at end of period	1,248	1,995	1,854
Supplemental disclosure of cash flow information
Interest paid	186	191	154
Income taxes paid (received), net	354	(16)	160
Net cash in working capital items
Increase in accounts receivable	(362)	(318)	(695)
Decrease (increase) in inventories	(16)	163	(548)
Increase in sales reserves and allowances	369	168	854
increase decrease in other current assets	51	137	(80)
Increase (decrease) in accounts payable and accruals and other current liabilities	(295)	295	545
Net change in working capital items	$ (253)	$ 445	$ 76

CONSOLIDATED STATEMENTS OF CASH FLOW (Parenthetical) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Statement of Cash Flows
Principal amount of convertible senior debentures	$ 136	$ 965	$ 89
Debt conversion instrument shares issued converted	3	27	2
Issuance cost, senior notes	$ 6

SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies [Abstract]
Significant Accounting Policies

<>NOTE 1—SIGNIFICANT ACCOUNTING POLICIES:

<>a.       General:

<>Operations

<>Teva Pharmaceutical Industries Limited (the “Company”), headquartered in Israel, together with its subsidiaries and associated companies (“Teva” or the “Group”), is engaged in the development, manufacturing, marketing and distribution of pharmaceuticals. The majority of the Group's sales are in North America and Europe. The Group's main manufacturing facilities are located in Israel, Hungary, United States, Germany, Canada, Ireland, the United Kingdom, the Czech Republic, Croatia and Poland.

<>Accounting principles

<>The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”).

<>Functional currency

<>A major part of the Group's operations is carried out by the Company and its subsidiaries in the United States and Israel. The functional currency of these entities is the U.S. dollar (“dollar” or “ $”).

<>The functional currency of the remaining subsidiaries and associated companies in most instances is their relevant local currency. The financial statements of those companies are included in consolidation, based on translation into U.S. dollars. Assets and liabilities are translated at year-end exchange rates, while revenues and expenses are translated at monthly average exchange rates during the year. Differences resulting from translation are presented in equity, under accumulated other comprehensive income.

<>The financial statements of subsidiaries in a highly inflationary economy are remeasured as if the functional currency were the U.S. dollar, our reporting currency. A highly inflationary economy is one that has cumulative inflation of approximately 100 percent or more over a 3-year period.

<>Use of estimates in the preparation of financial statements

<>The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reported years. Actual results could differ from those estimates.

<>As applicable to these consolidated financial statements, the most significant estimates and assumptions relate to sales reserves and allowances, uncertain tax positions, intangible assets, purchase price allocation on acquisitions, contingencies and valuation of goodwill.

Subsequent events<>

The Company has evaluated subsequent events up to the filing date of these financial statements.

<>b.       Principles of consolidation:

<>The consolidated financial statements include the accounts of the Company and its majority- owned subsidiaries and Variable Interest Entities ("VIEs") for which the Company is considered a primary beneficiary. Primary beneficiary is defined as when the Company has both the power to direct the activities of the VIE that most significantly impact the VIE's economic performance and the obligation to absorb losses or receive benefits from the VIE.

Significant intercompany transactions and balances are eliminated in consolidation; significant profits from intercompany sales, not yet realized outside the Group, are also eliminated; non-controlling interests are included in equity.

<>c.       Investee companies:

<>Investments in entities in which the company has a significant influence are accounted for using the equity method and included within "long-term investments and receivables". Under the equity method, the Company generally recognizes its proportionate share of income or loss of the entity. Other non-marketable equity investments are carried at cost. The Company also reviews these investments for impairment whenever events indicate the carrying amount may not be recoverable.

<>d.       Cash and cash equivalents:

<>All highly liquid investments, which include short-term bank deposits and money market instruments, that are not restricted as to withdrawal or use, and short-term debentures, the period to maturity of which did not exceed three months at the time of investment, are considered to be cash equivalents.

<>e.       Inventories:

<>Inventories are valued at the lower of cost or market. Cost of raw and packaging materials and purchased products is determined mainly on a “moving average” basis. Cost of finished products and products in process is determined as follows: the raw and packaging materials component—mainly on a “moving average” basis; the capitalized production costs component—on an average basis over the production period.

<>f.       Marketable securities:

<>Marketable securities consist mainly of money market funds and debt securities classified as available-for-sale and are recorded at fair value. The fair value of quoted securities is based on current market value. When securities do not have an active market, fair value is determined using a valuation model. This model is based on reference to other instruments with similar characteristics, or a discounted cash flow analysis, or other pricing models making use of market inputs and relying as little as possible on entity-specific inputs. Changes in fair value, net of taxes, are reflected in other comprehensive income (loss).

<>Factors considered in determining whether a loss is temporary include the extent to which fair value has been less than the cost basis, the financial condition and near-term prospects of the investee based on the credit rating, and our intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value. If an other-than-temporary impairment exists for debt securities, we separate the other-than-temporary impairment into the portion of the loss related to credit factors, or the credit loss portion, and the portion of the loss that is not related to credit factors, or the non-credit loss portion. The credit loss portion is the difference between the amortized cost of the security and our best estimate of the present value of the cash flows expected to be collected from the debt security. The non-credit loss portion is the residual amount of the other-than-temporary impairment. The credit loss portion is recorded as a charge to earnings, and the non-credit loss portion is recorded as a separate component of other comprehensive income (loss).

<>g.       Property, plant and equipment:

<>Property, plant and equipment are stated at cost, after deduction of the related investment grants, and depreciated using the straight-line method over the estimated useful life of the assets: buildings, between 25 to 50 years, mainly 33 years; machinery and equipment, 7-15 years; and other assets, between 5 to 17 years, mainly 9 years.

<>h.       Goodwill:

<>Goodwill reflects the excess of the consideration paid or transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. <>Goodwill is not amortized but rather is tested for impairment annually per reporting unit at the end of each year, or whenever events or circumstances present an indication of impairment.

The goodwill impairment test is applied using a two-step approach. If the reporting unit carrying amount exceeds the fair value, the second step of the goodwill impairment test will be performed to measure the amount of the impairment, if any.

i<>.       Identifiable intangible assets:

Identifiable intangible assets are comprised of definite life intangible assets and indefinite life intangible assets.

<>Definite life intangible assets consist mainly of acquired marketing and other rights relating to products in respect of which an approval for marketing was received from the U.S. Food and Drug Administration (“FDA”) or the equivalent agencies in other countries.

<>Definite life intangible assets are amortized using mainly the straight-line method over their estimated period of useful life of between 5 to 20 years, mainly 12 years. Amortization of acquired developed products is recorded under cost of sales. Amortization of marketing and distribution rights is recorded under selling and marketing expenses.

Indefinite life intangible assets are comprised of trade names and research and development in-process. Indefinite life intangible assets are not amortized but rather are tested for impairment annually at December 31 of each year, or whenever events or circumstances present an indication of impairment.

In connection with business combinations consummated through December 31, 2008, amounts assigned to tangible and intangible assets to be used in particular research and development projects that have not reached technological feasibility and have no alternative future use were charged to “acquisition of research and development in process” at the acquisition date. Commencing January 1, 2009, acquired research and development in-process in a business combination was no longer expensed on acquisition, but instead is capitalized. Upon initial recognition, these assets are treated similarly to indefinite life intangible assets until the related research and development efforts are either completed or abandoned. In the reporting period where they are treated as indefinite life intangible assets, they are not amortized but rather are tested for impairment annually at the end of each year, or whenever events or circumstances present an indication of impairment. Upon completion or abandonment of the related research and development efforts, management determines the remaining useful life of the intangible assets and amortizes them accordingly.

j<>.       Contingencies:

<>The Company and certain of its subsidiaries are involved in various patent, product liability, consumer, commercial, and environmental claims; government investigations; and other legal proceedings that arise from time to time in the ordinary course of our business. Except for income tax contingencies, we record accruals for these type of contingencies to the extent that we conclude their occurrence is probable and that the related liabilities are estimable and we record anticipated recoveries under existing insurance contracts when assured of recovery.

k<>.       Tax contingencies:

<>TThe Company records accruals for uncertain tax positions. Those accruals are recorded to the extent that the Company concludes that a tax position is not sustainable under a “more-likely-than-not” standard. In addition, the Company classifies interest and penalties recognized in the financial statements relating to uncertain tax positions under the provision for income taxes.

l<>.       Impairment in value of long-lived assets:

<>The Company tests long-lived assets, including definite life intangible assets, for impairment, whenever events or circumstances present an indication of impairment. For indefinite life intangible assets, the impairment test consists of a comparison of the fair value of the intangible assets to their carrying amounts. When required, the Company records charges for impairment of long-lived assets for the amount by which the present value of future cash flows, or some other fair value measure, is less than the carrying value of these assets (see also notes 6 and 7).

m<>.       Convertible senior debentures:

<>The Company separates the liability and equity components of convertible debt instruments that may be settled in cash (including partial cash settlement) so that the interest on the Company's convertible debt is at a market rate. This accounting treatment results in the bifurcation of the convertible debt security into a debt component (which is recorded at an amount lower than its face) and an equity component (which represents the fair value of the conversion feature). The debt component is accreted over the period until the debt is first due or putable by the holder, with accretion of the resulting discount on the debt recognized as part of interest expense in the consolidated statements of income.

n<>.       Comprehensive income:

<>Comprehensive income, net of related taxes where applicable, includes, in addition to net income: (i) currency translation adjustments; (ii) unrealized holding gains and losses on available-for-sale securities; (iii) gains in respect of derivative instruments designated as a cash flow hedge and (iv) additional minimum pension liability.

o<>.       Treasury shares:

<>Treasury shares are presented as a reduction of Teva shareholders' equity and carried at their cost to Teva, under “Treasury shares”.

p<>.       Stock-based compensation:

<>The Company measures and recognizes compensation expense for share-based awards based on estimated fair values on the date of grant using the Black-Scholes option-pricing model. This option pricing model requires estimates as to the option's expected life and the price volatility of the underlying stock.

 <>Teva values restricted stock units (“RSUs”) based on the market value of the underlying stock at the date of grant, less an estimate of dividends that will not accrue to RSUs holders prior to vesting. Teva recognizes the estimated fair value of option-based awards and RSUs, net of estimated forfeitures, as stock-based compensation costs using the graded vesting attribution method.

q<>.       Revenue recognition:

<> The Company recognizes revenues from product sales, including sales to distributors when persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable and collectability is reasonably assured. This generally occurs when products are shipped and title and risk and rewards for the products are transferred to the customer.

Revenues from product sales, are recorded net of provisions for estimated chargebacks, rebates, returns, cash discounts and other deductions, such as shelf stock adjustments, which can be reasonably estimated. When sales provisions are not considered reasonable estimable by Teva, the revenue is deferred to a future period when more information is available to evaluate the impact.

<>Provisions for chargebacks, rebates including Medicaid and other governmental program discounts, rebates and other promotional items, such as shelf stock adjustments, are included in “sales reserves and allowances” under “current liabilities”. These provisions are recognized concurrently with the sales of products. Provisions for doubtful debts and prompt payment discounts are netted against “Accounts receivable.”

<>Calculations for these deductions from sales are based on historical experience and the specific terms in the individual agreements. Chargebacks and rebates are the largest component of sales reserves and allowances. Provisions for estimating chargebacks are determined using historical chargeback experience, or expected chargeback levels and wholesaler sales information for new products, which are compared to externally obtained distribution channel reports for reasonableness. Rebates are recognized based on contractual obligations in place at the time of sales with consideration given to relevant factors that may affect the payment as well as historical experience for estimated market activity. Shelf-stock adjustments are granted to customers based on the existing inventory of a customer following decreases in the invoice or contract price of the related product and are estimated based on expected market performance. Teva records a reserve for estimated sales returns by applying historical experience of customer returns to the amounts invoiced and the amount of returned products to be destroyed versus products that can be placed back in inventory for resale.

r<>.       Research and development expenses:

<>Research and development expenses are charged to income as incurred. Participations and grants in respect of research and development expenses are recognized as a reduction of research and development expenses as the related costs are incurred, or as the related milestone is met. Upfront fees received in connection with cooperation agreements are deferred and recognized over the period of the applicable agreements as a reduction of research and development expenses.

<>Advance payments for goods or services that will be used or rendered for future research and development activities are deferred and capitalized. Such amounts are recognized as an expense as the related goods are delivered or the services are performed.

Research and development in-process acquired as part of an asset purchase, which has not reached technological feasibility and has no alternative future use, is expensed as incurred.

s<>.       Shipping and handling costs:

<>Shipping and handling costs, which amounted to  $202 million,  $158 million and  $154 million for the years ended December 31, 2010, 2009 and 2008, respectively, are included in selling and marketing expenses.

t<>.       Advertising expenses:

<>Advertising expenses are charged to income as incurred. Advertising expenses for the years ended December 31, 2010, 2009 and 2008 were  $243 million,  $212 million and  $87 million, respectively.

u<>.       Income taxes:

<>Deferred taxes are determined utilizing the “asset and liability” method based on the estimated future tax effects of temporary differences between the financial accounting and tax bases of assets and liabilities under the applicable tax laws, and on tax rates anticipated to be in effect when the deferred taxes are expected to be paid or realized. A valuation allowance is provided if, based upon the weight of available evidence, it is “more likely than not” that a portion of the deferred tax assets will not be realized. In the event that a valuation allowance relating to a business acquisition is subsequently reduced, the adjustment is recognized in the statement of income. Deferred tax liabilities and assets are classified as current or non-current based on the classification of the related asset or liability for financial reporting, or according to the expected reversal dates of the specific temporary differences where appropriate.

<>Deferred tax has not been provided on the following items:

<>(1) Taxes that would apply in the event of disposal of investments in subsidiaries, as it is generally the Company's intention to hold these investments, not to realize them.

<>(2) Amounts of tax-exempt income generated from the Company's current approved enterprises (see note 14f) as Teva intends to permanently reinvest these and does not intend to distribute dividends from such income. If these dividends were to be paid, the Company would have to pay additional taxes at a rate up to 15% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

<>(3) Dividends distributable from the income of foreign subsidiaries in the Group, as the Company does not expect these subsidiaries to regularly distribute dividends in the foreseeable future. If these dividends were to be paid, the Company would have to pay additional taxes at a rate of up to 25% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

v<>.       Earnings per share:

<>Basic earnings per share are computed by dividing the net income attributable to Teva by the weighted average number of ordinary shares (including special shares exchangeable into ordinary shares and fully vested RSUs) outstanding during the year, net of treasury shares.

<>In computing diluted earnings per share, basic earnings per share are adjusted to take into account the potential dilution that could occur upon: (i) the exercise of options and non-vested RSUs granted under employee stock compensation plans and one series of convertible senior debentures, using the treasury stock method; and (ii) the conversion of the remaining convertible senior debentures and subordinated notes using the “if-converted” method, by adding to net income interest expense on the debentures and amortization of issuance costs, net of tax benefits, and by adding the weighted average number of shares issuable upon assumed conversion of the debentures and subordinated notes.

w<>.       Concentration of credit risks:

<>Most of the Group's cash, cash equivalents and marketable securities (which amounted to  $1.5 billion at December 31, 2010) were deposited with European, U.S. and Israeli banks and financial institutions and were comprised mainly of cash deposits.

<>The generic industry, particularly in the U.S., has been significantly affected by consolidation among managed care providers, large pharmacy chains, wholesaling organizations and other buyer groups. Although North America constitutes approximately 62% of our consolidated sales and 24% of total trade accounts net of sales reserves and allowances, the exposure of credit risks relating to other trade receivables is limited, due to the relatively large number of Group customers and their wide geographic distribution. The Group performs ongoing credit evaluations of its customers for the purpose of determining the appropriate allowance for doubtful accounts and generally does not require collateral. An appropriate allowance for doubtful accounts is included in the accounts.

x<>.       Derivatives:

<>Teva carries out transactions involving foreign exchange derivative financial instruments (mainly forward exchange contracts and written and purchased currency options). The transactions are designed to hedge the currency exposure on identifiable assets and liabilities in currencies other than the functional currency.

<>Derivatives that do not qualify for hedge accounting are recognized on the balance sheet at their fair value, with changes in the fair value recognized as a component of “financial expenses—net” in the statements of income. Derivatives that qualify as a fair value hedge are recognized on the balance sheet at their fair value, with changes in the fair value reported with the carrying amount of the hedged asset or liability.

For derivatives that qualify as cash-flow hedges, the effective portion of these derivatives' fair value is initially reported as a component of other comprehensive income and is subsequently recognized when the hedged exposure is recognized in the statements of income.

For derivatives that do not qualify for hedge accounting, the cash flows associated with these derivatives are reflected as cash flows from operating activities in the statements of cash flows.

For derivatives that qualify for hedge accounting, the cash flows associated with these derivatives are reported consistently with the classification of cash flows from the underlying hedged items that these derivatives are hedging.

<>Net premiums and discounts received (paid) on economic hedges amounted to  $(7) million,  $(9) million and  $140 million for the years ended December 31, 2010, 2009 and 2008, respectively. The cash flows associated with these derivatives are reflected as cash flows from operating activities in the statements of cash flows.

y<>.       Fair value measurement:

<>The Company measures fair value and discloses fair value measurements for financial and non-financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accounting standard establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers counterparty credit risk in its assessment of fair value.

z<>.       Collaborative arrangements:

<>A Collaborative agreements are contractual arrangements in which the parties are active participants to the arrangement and are exposed to the significant risks and rewards that are dependent on the ultimate commercial success of the endeavor. Refer to note 2d.

The Company recognizes revenue generated and costs incurred on sales to third parties as it relates to a collaborative agreement as gross or net, based on accounting guidance relating to “Reporting Revenue Gross as a Principal versus Net as an Agent.” If the Company is the principal participant in a transaction, revenues are recorded on a gross basis; otherwise, revenues are recorded on a net basis. The guidance also requires that payments between the Company and the counterparty to the collaborative agreement be accounted for in accordance with already existing generally accepted accounting principles, unless none exist, in which case a reasonable, rational, consistent method should be used.

<>aa.       Segment reporting:

<> Teva evaluated its organization structure under a notion of “One Teva” with functional based units of a front-end (products offerings) and back-end (operations and research and development) unified organization. Accordingly, <>Teva concluded that it has one operating segment. Entity-wide disclosures on sales and property, plant and equipment are presented in note 18.

ab<>.       Reclassifications:

<>Certain comparative figures have been reclassified to conform to the current year presentation.

<>ac.       Recently issued accounting pronouncements:

In December 2010, the FASB issued amendments to the disclosure of pro forma information for business combinations. These amendments are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010 (early adoption is permitted). The amendments clarify the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented. The amendments also improve the usefulness of the pro forma revenue and earnings disclosures by requiring a description of the nature and amount of material, nonrecurring pro forma adjustments that are directly attributable to the business combination(s). Teva believes that the adoption will not have a material impact on its consolidated financial statements.

In December 2010, the FASB issued a clarification of the accounting treatment of fees paid to the federal government by pharmaceutical manufacturers. These amendments are effective January 1, 2011, when the fee initially becomes effective. These amendments specify that the liability for the fee should be estimated and recorded in full upon the first qualifying sale with a corresponding deferred cost amortized to expense using a straight-line method of allocation unless another method better allocates the fee over the calendar year over which it is payable. Teva believes that the adoption will not have a material impact on its consolidated financial statements.

In April 2010, the FASB issued an amendment to the accounting and disclosure for revenue recognition—milestone method. This amendment, effective for fiscal years beginning on or after June 15, 2010 (early adoption is permitted), provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research and development transactions. Teva believes that the adoption of the amendment will not have a material impact on its consolidated financial statements.

<>In January 2010, the FASB updated the “<>Fair Value Measurements Disclosures<>”. More specifically, this update requires (a) an entity to disclose separately the amounts of significant transfers in and out of Levels 1 and 2 fair value measurements and to describe the reasons for the transfers; and (b) information about purchases, sales, issuances and settlements to be presented separately (i.e. present the activity on a gross basis rather than net) in the reconciliation for fair value measurements using significant unobservable inputs (Level 3 inputs). This update clarifies existing disclosure requirements for the level of disaggregation used for classes of assets and liabilities measured at fair value, and requires disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements using Level 2 and Level 3 inputs. As applicable to Teva, this became effective as of the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010 and for interim reporting periods within those years. As applicable to Teva, the adoption of the new guidance did not have a material impact on its consolidated financial statements.

In October 2009, the FASB issued amendments to the accounting and disclosure for revenue recognition. These amendments, effective for fiscal years beginning on or after June 15, 2010 (early adoption is permitted), modify the criteria for recognizing revenue in multiple element arrangements and require companies to develop a best estimate of the selling price to separate deliverables and allocate arrangement consideration using the relative selling price method. Additionally, the amendments eliminate the residual method for allocating arrangement considerations. Teva believes that the adoption will not have a material impact on its consolidated financial statements.

CERTAIN TRANSACTIONS	12 Months Ended
Dec. 31, 2010
Certain Transactions [Abstract]
Certain Transactions

<>NOTE 2—CERTAIN TRANSACTIONS:

<>a.       Acquisitions:

<>1) Acquisition of Ratiopharm.

On August 10, 2010, Teva acquired Merckle ratiopharm Group (“ratiopharm”), a global pharmaceutical company that operates in more than 20 countries, for a total cash consideration of  $5.2 billion. This transaction was accounted for as a business combination. Ratiopharm's results of operations were included in Teva's consolidated financial statements commencing August 2010.

The cash consideration was financed through Teva's internal resources, the issuance of  $2.5 billion in senior notes (see note 10) and bank borrowings of  $1.5 billion, of which  $830 million has been repaid through December 31, 2010.

With the closing of the acquisition, Teva is now the leading generic pharmaceutical company in Europe, with the number two position in Germany and leading market positions in other key European markets. The goodwill arising from the acquisition resulted from vertical integration between Teva's API activities and ratiopharm's finished dose manufacturing, synergies and economies of scale.

The table below summarizes the estimates of the fair value of assets acquired and liabilities assumed and resulting goodwill. These estimates are subject to revision, which may result in adjustments to the values presented below, when the appraisals are finalized, which we anticipate will be no later than July 2011. However, such adjustments are not expected to significantly change the information below.

U.S. $
in millions
Current assets	$1,218
Investment and non-current assets	40
Property, plant and equipment	369
Identifiable intangible assets:
Existing product rights	1,668
Trade name	139
Research and development in-process	501
Goodwill	2,755
Total assets acquired	6,690

Current liabilities	916
Long-term liabilities, including deferred taxes	594
Total liabilities assumed	1,510
Net assets acquired	$5,180

<>An amount of  $501 million of the purchase price was allocated to the estimated fair value of purchased research and development in-process, that as of the closing date of the acquisition, had not reached technological feasibility and had no alternative future use. This amount, upon initial recognition, has been treated as an indefinite life intangible asset until the related research and development efforts are either completed or abandoned (Refer to note 1i).

<>Research and development in-process related to approximately 42 products and product groups, which included 1 product with a value of approximately one third of the total value of research and development in-process. A probability of success factor was used to reflect inherent technological and regulatory risks. The net cash inflows were discounted to present values, using a range of discount rates of between 10.5% and 15% and other assumptions, which take into account the stage of completion, nature and timing of efforts for completion, risks and uncertainties, and other key factors, which may vary among the individual products. Material net cash inflows are expected to commence during 2014. Out of the 42 products and product groups mentioned above, none had been launched through December 31, 2010, in significant markets.

Product rights and <>purchased research and development in process were valued using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This method utilized a forecast of expected cash inflows (including adjustments, as appropriate, for regulatory and commercial risks), cash outflows and contributory charges for economic returns on tangible and intangible assets employed. A trade name was valued using a variation of the income approach known as the “Relief from Royalty Method”. This method is based on the concept that a company owns the trade name and licenses it to an operating company. The theoretical price paid by the operating company to the company that owns the trade name is expressed as a royalty rate. The net present value of all forecasted royalties represents the value of the trade name.

<>An amount of  $1,668 million of the purchase price was allocated to existing products, as described above. The Company is amortizing existing products over a period of approximately 10 years. An amount of  $139 million of the purchase price was allocated to a trade name. The excess of cost of acquisition over the fair value of net tangible and identifiable intangible assets on acquisition amounted to  $2,755 million, and was allocated to goodwill.

In the years prior to the acquisition, the German companies of the Merckle ratiopharm Group were part of a fiscal unity with the sellers of the Group. Under German tax law, in case the sellers fail to pay any income tax due by them, the authorities may seek to claim such tax debt from the Merckle ratiopharm companies ("secondary liability").

Below are certain unaudited pro forma combined statement of income data for the years ended December 31, 2010 and 2009, as if the acquisition of ratiopharm had occurred on January 1, 2010 and 2009, respectively, after giving effect to: (a) purchase accounting adjustments, including amortization of identifiable intangible assets; (b) estimated additional interest expense due to: (i) borrowings under the one year credit facilities from banks in connection with the acquisition; (ii) the issuance of senior notes in connection with the acquisition; (iii) elimination of interest income on Teva's cash and cash equivalents and marketable securities used as cash consideration in the acquisition; and (iv) elimination of financial expenses of  $102 million resulting from the hedging of the euro-denominated purchase price for the acquisition; and (c) elimination of intercompany sales.

This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the acquisition taken place at the beginning of 2010 and 2009, respectively, nor is it necessarily indicative of future results.

	Year ended December 31,
	2010	2009

	(U.S. $ in millions, except earnings per share)
	(Unaudited)
Net sales	$17,396	$16,193
Net income attributable to Teva	$3,421	$1,962

Earnings per share:
Basic	$3.82	$2.25
Diluted	$3.76	$2.19

2) Acquisition of Barr Pharmaceuticals, Inc.

<>On December 23, 2008, Teva acquired the total shareholdings and control of Barr Pharmaceuticals, Inc. (“Barr”) for  $4.6 billion in cash and approximately 69 million shares, representing approximately 8% of the issued and outstanding share capital of Teva at that time before the transaction. For accounting purposes, the transaction was valued at  $7.5 billion (including transaction costs), based on the aggregate of the cash consideration and the average of the closing price of a Teva share during the five day period commencing two trading days before the announcement date of the merger with Barr. The cash consideration of  $4.6 billion was financed with Teva's own resources and bridge loans received from Israeli banks.

<>The acquisition was accounted for by the purchase method. The results of operations were included in the consolidated financial statements of Teva commencing January 1, 2009. The consideration for the acquisition was attributed to net assets on the basis of fair value of assets acquired and liabilities assumed, based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers.

<>Under the terms of the merger agreement, Barr shareholders received 0.6272 Teva shares and  $39.90 in cash for each Barr share.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed, with reference to Barr's balance sheet as of December 31, 2008:

U.S. $
in millions
Current assets	$2,447
Investment and non-current assets	263
Property, plant and equipment	842
Identifiable intangible assets:
Existing products and trade name	2,784
Research and development in-process	988
Goodwill	4,638
Total assets acquired	11,962

Current liabilities	1,594
Long-term liabilities, including deferred taxes	2,790
Non-controlling interests	42
Total liabilities assumed and non-controlling interests	4,426
Net assets acquired	$7,536

Cost of investment
Issuance of shares and stock options	$2,928
Cash paid	4,574
Transaction costs	34
$7,536

<>An amount of  $988 million of the purchase price was allocated to the estimated fair value of purchased research and development in process, which, as of the closing date of the merger, had not reached technological feasibility and had no alternative future use. This amount was charged to operating expenses upon acquisition.

<>Research and development in-process related to approximately 40 products and product groups, having values of up to approximately  $160 million, with an average value of approximately  $30 million per product, and included 3 products with a value in excess of 10% of the total value. A probability of success factor was used to reflect inherent technological and regulatory risks. The net cash inflows were discounted to present values, using a range of discount rates of between 11% and 14% and other assumptions, which take into account the stage of completion, nature and timing of efforts for completion, risks and uncertainties, and other key factors, which may vary among the individual products. Out of the 40 products and product groups mentioned above, 13 had been launched through December 31, 2010.

<>Identifiable intangible assets, including purchased research and development in process, were valued using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This method utilized a forecast of expected cash inflows (including adjustments, as appropriate, for regulatory and commercial risks), cash outflows and contributory charges for economic returns on tangible and intangible assets employed.

<>An amount of  $2,784 million of the purchase price was allocated primarily to existing products, as described above. The Company is amortizing existing products over periods ranging from 5 to 15 years. Additional restructuring provisions recorded include  $454 million, mainly related to severance pay, termination of certain agreements and other exit costs, of which  $286 million had been paid through December 31, 2010. The excess of cost of acquisition over the fair value of net tangible and intangible assets on acquisition not attributed to acquired research and development in-process amounted to  $4,638 million, and was allocated to goodwill.

<>Below are unaudited pro forma combined statement of income data for the year ended December 31, 2008, as if the acquisition of Barr had occurred on January 1, 2008, after giving effect to: (a) purchase accounting adjustments, including amortization of identifiable intangible assets, mainly product rights; (b) estimated additional interest expense due to: (i) variable interest debt acquired in connection with the merger; and (ii) elimination of interest income on Teva's cash and cash equivalents and marketable securities used as cash consideration in the acquisition; (c) revenue and direct costs of the pharmaceutical products divested as part of the regulatory requirements for approving the deal, and the expensing of acquired research and development in process; (d) elimination of intercompany sales; (e) elimination of net sales and direct costs related to the divestiture of certain overlapping products; and (f) inclusion of shares and options issued as a result of the acquisition in the earnings per share computation. This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the acquisition taken place at the beginning of 2008, nor is it necessarily indicative of future results.

Year ended December 31,
2008

(U.S. $ in millions, except earnings per share)
(Unaudited)
Net sales	$13,747
Net income attributable to Teva	$145

Earnings per share:
Basic	$0.17
Diluted	$0.16

3<>3) Acquisition of Bentley Pharmaceuticals, Inc.

<>On July 22, 2008, Teva acquired Bentley Pharmaceuticals, Inc. (“Bentley”), which at the conclusion of the transaction was comprised solely of its generic pharmaceutical operations. The aggregate purchase price paid by Teva was  $366 million in cash, including transaction costs.

<>This transaction was accounted for by the purchase method. The consideration for the acquisition was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed as of July 22, 2008, based on an appraisal performed by management, with the assistance of independent appraisers. The results of operations of Bentley have been included in the consolidated statements of income commencing August 1, 2008. Approximately  $170 million was allocated to identifiable intangible assets, comprised mainly of existing products. The Company is amortizing identifiable intangible assets over periods ranging from 8 to 15 years, mainly 15 years. An amount of  $32 million was allocated to research and development in process, representing an estimate of the fair value of purchased in-process technology for research projects that, as of the closing date of the merger, had not reached technological feasibility and had no alternative future use. This amount was charged to operating expenses upon acquisition.

4) Acquisition of CoGenesys, Inc.

<>On February 21, 2008, Teva acquired the total shareholdings and control of CoGenesys, Inc. (“CoGenesys”), a privately held biopharmaceutical company with a broad-based biotechnology platform and focused on the development of peptide- and protein-based medicines across broad therapeutic categories. CoGenesys was established in 2005 as a division within Human Genome Sciences, Inc. to focus on early drug development and was spun off as an independent company in June 2006. Under the terms of the agreement, Teva paid a cash purchase price of  $412 million, including transaction costs, funded from its internal resources.

<>This transaction was accounted for by the purchase method. The consideration for the acquisition was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed as of February 21, 2008, based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers.

<>The results of operations of CoGenesys have been included in the consolidated statements of income commencing March 1, 2008.

<>An amount of  $382 million was allocated to research and development in process, representing an estimate of the fair value of purchased in-process technology for research projects that, as of the closing date of the merger, had not reached technological feasibility and had no alternative future use. Research and development in process related to 5 products, having values of up to  $171 million, with an average value of  $76 million per product. These drug development projects are still in clinical trials and were valued using a method of the income approach, known as the Multi-Period Excess Earnings Approach. This amount was charged to operating expenses upon acquisition. An amount of  $30 million was allocated to net tangible assets and liabilities.

b.       Subsequent events:

  Acquisition of Laboratoire Theramex

       On January 5, 2011, we completed the acquisition of Theramex, Merck KGaA's European-based women's health business, for €269 million in cash (approximately  $360 million) and certain limited performance-based milestone payments.

Theramex brings to Teva a broad portfolio of women's health and gynecology products sold in over 50 countries, primarily France and Italy. Theramex's pipeline includes NOMAC/E2, a new oral contraceptive based on natural estrogens, which has successfully completed phase III studies and was submitted for approval in Europe.

Teva is currently evaluating the fair value of assets acquired and liabilities assumed in the acquisition.

  Acquisition of Corporación Infarmasa

On January 26, 2011, Teva acquired Corporación Infarmasa (“Infarmasa”), a top ten pharmaceutical company in Peru, from The Rohatyn Group and Altra Investments.

Infarmasa manufactures and commercializes branded and unbranded generic drugs, primarily corticosteroids, antihistamines, analgesics and antibiotics. Infarmasa's product offerings will greatly enhance Teva's portfolio in the market, especially in the area of antibiotics, where Infarmasa has the leading brand in Peru.

Teva is currently evaluating the fair value of assets acquired and liabilities assumed in the acquisition.

c<>c.       Significant cooperation agreements:

<>The Company has entered into alliances and other arrangements with third parties to acquire rights to products it does not have, to access markets it does not operate in and to otherwise share development cost or litigation risks. The Company's most significant agreements of this nature are summarized below.

  <><>With Kowa:

<>On September 24, 2008, Teva and Kowa Company, Ltd. signed a definitive agreement to establish a leading generic pharmaceutical company in Japan. The company, Teva-Kowa Pharma Co. Ltd., seeks to leverage the marketing, research and development, manufacturing and distribution capabilities of both companies to become a supplier of high quality generic pharmaceutical products for the Japanese market. Each of Teva and Kowa has a 50% stake in Teva-Kowa Pharma Co. Ltd., which became operational in 2009.

<>On December 24, 2009, Teva-Kowa Pharma Co., Ltd. signed a definitive agreement to acquire a majority of the outstanding shares of Taisho. Under the terms of the agreement, Teva-Kowa Pharma purchased 68.9% of Taisho's shares. During 2010, Teva-Kowa Pharma Co. Ltd., purchased the remaining Taisho shares.

On December 27, 2010, Teva signed an agreement that provides Teva effective control over Taisho and thus started to consolidate this company.

  <><>With-Lonza:

<>On January 20, 2009, Teva signed a definitive agreement with Lonza Group Ltd. to establish a joint venture to develop, manufacture and market a number of affordable, effective and safe generic equivalents of a selected portfolio of biologic pharmaceuticals. The joint venture commenced activities in May 2009.

<>Each of Teva and Lonza Group Ltd. has a 50% stake in the joint venture. Teva records its share of the joint venture under share in losses of associated companies—net.

  <><>With Lundbeck:

<>The Company entered into a cooperation agreement with H. Lundbeck A/S (“Lundbeck”), under which Lundbeck and Teva jointly market Azilect<®>, an innovative product of the Company for the treatment of Parkinson's disease, in certain key European countries. Lundbeck participated in the research and development expenses of Teva at varying rates.

<>Lundbeck exclusively markets Azilect<®> in the remaining European countries and certain other international markets.

  <><>With Impax and Anchen:

<>Teva entered into an agreement with Impax Laboratories, Inc. and Anchen Pharmaceuticals, Inc. for the marketing of the generic version of Wellbutrin XL<®> tablets, 300 mg, the branded product marketed by GlaxoSmithKline. In accordance with the agreement, Anchen took the regulatory steps necessary to permit Impax to obtain final FDA approval of Impax's bupropion hydrochloride extended-release tablets, 300 mg and for Teva to sell the product within Anchen's 180-day exclusivity period. In return, Anchen received certain payments, both during and after the exclusivity period. Pursuant to Teva's 2001 agreement with Impax, Teva has U.S. marketing rights to Impax's version of this product and commenced sales in December 2006. In addition, Teva received a license to sell the generic version of Wellbutrin<®> ER tablets, 150 mg, beginning in 2008.

  <><>With sanofi-aventis:

In April 2008, Teva assumed the U.S. and Canadian distribution of Copaxone® from Sanofi-Aventis. Under the terms of the agreements, Sanofi-Aventis was entitled to payment by Teva of previously agreed-upon termination consideration of 25% of the in-market sales of Copaxone® in the U.S. and Canada for an additional two-year period, which ended on April 1, 2010. As of that date, Teva records all in-market sales and profits of Copaxone® for the U.S. and Canada.

Teva has an additional agreement with Sanofi-Aventis for the marketing of Copaxone® in Europe and other markets. Copaxone® is co-promoted with Sanofi-Aventis in Germany, France, Spain, the Netherlands and Belgium, and is marketed solely by Sanofi-Aventis in the rest of the European markets, Australia and New Zealand. In 2010, we assumed the distribution and marketing responsibilities for Copaxone® in the U.K., the Czech Republic and Poland. By 2012, we expect to assume the marketing responsibilities for Copaxone® in all European countries, at which time Sanofi-Aventis will be entitled for a period of two years to 6% of the in-market sales of Copaxone® in the applicable countries. Although we expect to record higher revenues as a result of this change, we will also become responsible for certain marketing and administrative expenses, which are no longer shared with Sanofi-Aventis.

  <><>With OncoGenex Pharmaceuticals:

<>In December 2009, Teva and OncoGenex Pharmaceuticals, Inc. entered into a global license and collaboration agreement to develop and commercialize OGX-011, as well as an agreement to purchase shares in OncoGenex. OGX-011 is a Phase III cancer therapy designed to inhibit cancer treatment resistance.

<>The agreement is expected to further enhance Teva's oncology offerings and strengthen its global branded product pipeline with a promising product candidate entering three Phase III trials involving large patient populations. Teva and OncoGenex initiated during 2010 two phase III studies in first line and second line hormone resistance prostate cancer patients in combination with docetaxel. A third study is expected to be initiated by Teva in stage IV NSCLC (Non-small cell lung carcinoma) patients during 2011.

<>Under the terms of the collaboration and share purchase agreements, Teva paid OncoGenex an initial cash payment of  $60 million, which includes the equity investment in OncoGenex common stock and the upfront payment and prepayment for OncoGenex's contribution to the development costs of OGX-011. OncoGenex will be eligible to receive up to  $370 million in additional cash payments upon achievement of various milestones, including regulatory milestones and sales targets. In addition, OncoGenex will receive tiered royalties on sales of the product with the royalty percentage ranging from the mid-teens to the mid-twenties, depending upon the amount of net sales. Teva is responsible for all commercialization and development expenses. OncoGenex retains an option to co-promote OGX-011 in the U.S. and Canada.

d<>d.       Agreements with related parties:

In December 2006, Teva and Jexys Medical Research Services & Development Co. Ltd. entered into an agreement for the development of up to five prototype molecules, using Jexys' platform technology. As part of the agreement, Jexys granted Teva an option to receive an exclusive, worldwide royalty-bearing license for the commercialization of products in exchange for certain milestone payments and royalties. In August 2008, Teva and Jexys entered a Share Purchase Agreement, under which Teva has invested in Jexys while maintaining its option for exclusive license. Arik Yaari, Teva's Group Vice President—Teva Generics System, is a director and shareholder of Jexys.

In October 2008, a subsidiary of Teva entered into a two-year lease for 9,950 square feet of office space located in Miami, Florida from an entity controlled by Dr. Philip Frost, Teva's Chairman of the Board, at an annual rent of approximately  $0.3 million (including operational and service costs). In September 2010, the lease was extended for eighteen months, with no change in the annual rent.

In August 2010, Teva made a contribution of  $1 million to the Jerusalem College of Engineering (JCE), an Israel-based non-profit organization in connection with a collaboration designed to support the training of engineers specifically for the pharmaceutical industry. The contribution is to establish a laboratory specially designed for this training program. Amir Elstein, a director of Teva, is Chairman of the Board of Governors of JCE.

FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2010
Fair Value Measurement [Abstract]
Fair Value Measurement

NOTE 3 – FAIR VALUE MEASUREMENT:

Financial items carried at fair value as of December 31, 2010 and 2009 are classified in the tables below in one of the three categories described in note 1y:

	December 31, 2010
	U.S. $ in millions
	Level 1	Level 2	Level 3	Total
Cash and cash equivalents:
Money markets	$389	$—	$—	$389
Cash deposits and other	859	—	—	859
Marketable securities*:
Auction rate securities	—	—	77	77
Collateral debt obligations	9	—	1	10
Equity securities	109	—	—	109
Structured investment vehicles	—	82	—	82
Other—mainly debt securities	23	—	—	23
Derivatives**
Liability derivatives—mainly options and forward contracts	—	(16)	—	(16)
Interest rate and cross-currency swaps (liabilities)	—	(123)	—	(123)
Asset derivatives—mainly options and forward contracts	—	17	—	17

Total	$1,389	$(40)	$78	$1,427

	December 31, 2009
	U.S. $ in millions
	Level 1	Level 2	Level 3	Total
Cash and cash equivalents:
Money markets	$512	$—	$—	$512
Cash deposits and other	1,483	—	—	1,483
Marketable securities*:
Auction rate securities	—	—	75	75
Collateral debt obligations	13	—	1	14
Equity securities	104	—	—	104
Structured investment vehicles	—	37	—	37
Other—mainly debt securities	240	—	—	240
Derivatives—net**	—	(11)	—	(11)

Total	$2,352	$26	$76	$2,454

__________________________

*        Marketable securities consist mainly of debt securities and equity securities classified as available-for-sale and are recorded at fair value. The fair value of quoted securities is based on current market value (Level 1 input) or observable prices (Level 2 input). When securities do not have an active market or observable prices, fair value is determined using a valuation model (Level 3 input). This model is based on reference to other instruments with similar characteristics, or a discounted cash flow analysis, or other pricing models making use of market inputs and relying as little as possible on entity-specific inputs.

**        Derivatives primarily represent foreign currency, option contracts, interest rate and cross-currency swaps which are valued primarily based on observable inputs including interest rate curves and both forward and spot prices for currencies.

The following table summarizes the activity for those financial assets where fair value measurements are estimated utilizing Level 3 inputs.

	2010	2009

	U.S. $ in millions
Carrying value as of January 1	$76	$98
Amount realized	(9)	(8)
Change from Level 2 to Level 3 due to lack of active market	—	1
Net change to fair value:
Included in earnings— financial income (expenses)	7	(2)
Included in other comprehensive income	4	(13)

Carrying value as of December 31	$78	$76

Teva's financial instruments consist mainly of cash and cash equivalents, marketable securities, current and non-current receivables, short-term credit, accounts payable and accruals, long-term loans and other long-term senior notes and loans, convertible senior debentures and derivatives.

The fair value of the financial instruments included in working capital and non-current receivables approximates their carrying values. The fair value of long-term bank loans and senior notes also approximates their carrying value, since they bear interest at rates close to the prevailing market rates. The fair value of the senior notes, convertible senior debentures and interest rate swap agreements included under long-term liabilities amounted to  $4,342 million and  $2,150 million at December 31, 2010 and 2009, respectively, based on quoted market values and prevailing market rates. The fair value of interest rate swap agreements included under long term investments and receivables amounted to  $10 million at December 31, 2009.

The fair values and the carrying amounts of derivatives and convertible senior debentures with an earliest date of redemption within 12 months are assets of  $17 million and  $20 million (derivatives) and liabilities of  $1,232 million and  $771 million (convertible senior debentures and derivatives) at December 31, 2010 and 2009, respectively. The fair value of derivatives generally reflects the estimated amounts that Teva would receive or pay to terminate the contracts at the reporting dates.

Changes in fair value of available for sale securities, net of taxes, are reflected in other comprehensive income. Unrealized losses considered to be temporary are reflected in other comprehensive income; unrealized losses that are considered to be other-than-temporary are charged to income as an impairment charge. On April 1, 2009, the Company adopted an accounting pronouncement that changes the method for determining whether other-than-temporary impairment exists for debt securities and the amount of the impairment to be recorded in earnings. At December 31, 2010 and 2009, the credit loss was  $266 and  $293 million, respectively.

MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2010
Marketable Securities [Abstract]
Marketable Securities

<>NOTE 4—MARKETABLE SECURITIES:

  Available-for-sale securities: Comprised mainly of money market funds, debt securities and equity securities.

<>At December 31, 2010 and 2009, the fair value, amortized cost and gross unrealized holding gains and losses of such securities were as follows:

	Fair value	Amortized cost	Gross unrealized holding gains	Gross unrealized holding losses

	(U.S. $ in millions)
December 31, 2010	$684	$639	$52	$7
December 31, 2009	$983	$949	$51	$17

  <><><>The marketable securities which are comprised substantially of available-for-sale money market funds and debt securities, are classified as long-term or short-term based on the intended time of realizing the security.

<>Marketable securities are presented in the balance sheets as follows:

	December 31,
	2010	2009

	U.S. $ in millions
Cash and cash equivalenets, mainly money market funds	$392	$513
Short-term investments	27	253
Long-term investments and receivables	265	217
	$684	$983

The contractual maturities of debt securities, including treasury bills, are as follows:
December 31,
2010

(U.S. $ in millions)
2011	$419
2012	5
2013	9
2014	10
2015	0
2016 and thereafter	132
$575

INVENTORIES	12 Months Ended
Dec. 31, 2010
Inventories [Abstract]
Inventories
NOTE 5—INVENTORIES:
Inventories consisted of the following:
	December 31,
	2010	2009

	(U.S. $ in millions)
Raw and packaging materials	$1,237	$1,072
Products in process	579	522
Finished products	1,948	1,658

	3,764	3,252
Materials in transit and payments on account	102	80

	$3,866	$3,332

PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2010
Property Plant And Equipment [Abstract]
Property, Plant and Equipment
NOTE 6—PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment, net, consisted of the following:
		December 31,
		2010	2009

		(U.S. $ in millions )
	Land*	$372	$366
	Buildings	1,935	1,507
	Machinery and equipment	3,125	2,786	**
	Computer equipment and other assets	858	721	**
	Payments on account	331	311

		6,621	5,691
	Less—accumulated depreciation and amortization	2,264	1,925

		$4,357	$3,766

*	Land includes long-term leasehold rights in various locations, with useful lives of approximately 99 years.
**	Reclassified.

Depreciation expenses were $448 million, $426 million and $308 million in the years ended December 31, 2010, 2009 and 2008, respectively. During the years ended December 31, 2010 and 2009, we had impairment of property, plant and equipment in the amount of $15 million and $68 million, respectively.

GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2010
Goodwill And Intangible Assets [Abstract]
Goodwill and Intangible Assets
NOTE 7—GOODWILL AND IDENTIFIABLE INTANGIBLE ASSETS:
a.	Goodwill:

	The changes in the carrying amount of goodwill for the years ended December 31, 2010 and 2009 are as follows:
		2010	2009

		(U.S. $ in millions )
	Balance as of January 1	$12,674	$12,297
	Changes during year:
	Goodwill acquired*	2,600	315
	Translation differences	(31)	69
	Reduction of goodwill	(11)	(7)

	Balance as of December 31	$15,232	$12,674

	* In 2009, represents adjustments to the goodwill of Barr (which was acquired in 2008) in respect of changes in estimates during the allocation period relating mainly to contingencies, restructuring, property, plant and equipment, intangible assets and other accruals.

b.	Identifiable intangible assets:

1. Identifiable intangible assets consisted of the following:
	Original amount net of impairment		Accumulated amortization		Amortized balance

	December 31,
	2010	2009	2010	2009	2010	2009

	(U.S. $ in millions )
Product rights	$6,720	$5,212	$1,708	$1,256	$5,012	$3,956
Trade names	241	97	12	0	229	97
Research and development in process	510	0	0	0	510	0

Total	$7,471	$5,309	$1,720	$1,256	$5,751	$4,053

  <><><>Amortization of intangible assets amounted to  $527 million,  $485 million and  $180 million in the years ended December 31, 2010, 2009 and 2008, respectively.
  <><><>Impairment of finite life intangible assets amounted to  $109 million,  $42 million and  $107 million in the years ended December 31, 2010, 2009 and 2008, respectively.
  <><><>As of December 31, 2010, the estimated aggregate amortization of intangible assets for the years 2011 to 2015 is as follows: 2011— $613 million; 2012— $595 million; 2013— $574 million; 2014— $543 million and 2015— $460 million.

<><>c <>.       As of December 31, 2010, 2009 and 2008, the Company determined that there was no impairment with respect to either goodwill or other indefinite life intangible assets.

SHORT TERM DEBT	12 Months Ended
Dec. 31, 2010
Short Term Debt [Abstract]
Short Term Debt
NOTE 8—SHORT TERM DEBT:
a.	Short term debt:	December 31,
		2010	2009

		(U.S. $ in millions )
	Banks and financial institutions	$742	$95
	Current portion of long term senior notes and loans	690	564
	Total	$1,432	$659

<>Short-term debt is comprised of loans, mainly from banks with an earliest date of redemption within 12 months, the current portion of long-term loans and bank overdrafts. Loans were obtained from banks at a weighted average interest rate of 1.2% and 0.9% at December 31, 2010 and 2009, respectively.

In July 2010, Teva entered into separate short-term bilateral credit agreements with three banks, each of which provided for  $500 million in committed financing to pay a portion of the purchase price for the ratiopharm acquisition. As of December 31, 2010, the outstanding balance under these facilities, which bear interest at a spread of LIBOR plus less than 1%, was  $670 million.<>

  Lines of credit:

<>As of December 31, 2010, the Group had approximately  $1.4 billion available under unused lines of credit.

In January 2011, Teva has entered into a three-year  $1.5 billion unsecured syndicated credit facility that replaced the  $1.1 billion bilateral revolving credit agreements included in the  $1.4 billion above.

In February 2011,  $500 million of the above syndicated credit facility were used for the repayment of the 1.75% convertible senior debentures (see note 11).

LONG TERM EMPLOYEE RELATED OBLIGATIONS	12 Months Ended
Dec. 31, 2010
Long Term Employee Related Obligations [Abstract]
Long Term Employee Related Obligations
NOTE 9—LONG-TERM EMPLOYEE-RELATED OBLIGATIONS:
a.	Long-term employee-related obligations consisted of the following:
		December 31,
		2010	2009

		(U.S. $ in millions )
	Accrued severance pay	$147	$113
	Defined benefit plans	74	57

	Total	$221	$170

<>As of December 31, 2010 and 2009, the Group had  $120 million and  $96 million, respectively, deposited in funds managed by financial institutions that are earmarked by management to cover severance pay liability in respect of Israeli employees. Such deposits are not considered to be “plan assets” and are therefore included in long-term investments and receivables.

<>The Company expects to contribute approximately  $70 million in 2011 to the pension funds and insurance companies in respect of its severance and pension pay obligations.

<>The main terms of the different arrangements with employees are described in b. below.

<>b.       Terms of arrangements:

  <><><>Israel

<>Israeli law generally requires payment of severance pay upon dismissal of an employee or upon termination of employment in certain other circumstances. Pension plans for employees are under collective labor agreements. The pension liabilities with respect to that portion of 72% covered by these pension plans are not reflected in the financial statements as the pension risks have been irrevocably transferred to the pension fund. Managerial personnel generally have insurance policies which cover pension and severance liabilities. Severance pay liabilities not covered by the pension plans and insurance policies are fully provided for in the financial statements on an undiscounted basis, based upon the number of years of service and the latest monthly salary of the Group's employees in Israel.

  <><>Europe

Many of the employees in the European subsidiaries are entitled to a retirement grant when they leave. In the consolidated financial statements, an accrual of the liability of the subsidiaries is made, based on the length of service and remuneration of each employee at the balance sheet date. Other employees in Europe are entitled to a pension according to a defined benefit scheme providing benefits based on final or average pensionable pay or according to a hybrid pension scheme that provides retirement benefits on a defined benefit and a defined contribution basis. Independent certified actuaries value these schemes, the rates of contribution payable being determined by the actuaries. Pension costs for the defined benefit section of the scheme are accounted for on the basis of charging the expected cost of providing pensions over the period during which the subsidiaries benefit from the employees' services. The Company uses December 31 as the measurement date for the majority of its defined benefit plans.

  <><>North America<>

The North American subsidiaries mainly provide various defined contribution plans for the benefit of their employees. Under these plans, contributions are based on specified percentages of pay. Additionally, a multi-employer plan is maintained in accordance with various union agreements.

  <><>Latin America<>

The majority of the employees in Latin America are entitled to severance under local law. The severance payments are calculated based on service term and employee remuneration and accruals are maintained to reflect these amounts.

<>The Company expects to pay the following future minimum benefits to its employees:  $20 million in 2011;  $15 million in 2012;  $11 million in 2013;  $13 million in 2014;  $11 million in 2015 and  $74 million in 2016-2020. These amounts, as they relate to the Israeli subsidiaries, were determined based on the employees' current salary rates and the number of service years that will be accumulated upon their retirement date. These amounts do not include amounts that might be paid to employees who will cease working with the Company before their normal retirement age.

SENIOR NOTES AND LOANS	12 Months Ended
Dec. 31, 2010
Senior Notes and Loans [Abstract]
Senior Notes and Loans
NOTE 10—SENIOR NOTES AND LOANS:
a.	Senior notes and loans consisted of the following:
	Interest rate as of December 31, 2010	December 31,
		2010	2009

	%	U.S. $ in millions
Senior notes (1)(2)		$4,101	$1,490
Loans, mainly from banks (3)(4)	0.9 to 3.2	671	948
Debentures (4)	7.2	15	15
Credit facilities (5)		0	1,605

		4,787	4,058
Less—current portion (included under “short-term debt”)		(690)	(564)

		$4,097	$3,494

  In June 2010, subsidiaries of the Company issued an aggregate of  $2.5 billion principal amount of senior notes as described in the table below. All such notes are guaranteed by Teva.

	Annual
	interest	Principal
Issuer	rate	amount issued	Due
	%	(U.S. $ in millions)
Teva Pharmaceutical Finance III, LLC	LIBOR plus 0.40	$500	December 2011

Teva Pharmaceutical Finance III, LLC *	1.5	$1,000	June 2012

Teva Pharmaceutical Finance II, B.V. *	3	$1,000	June 2015

*In June 2010, the Company entered into interest rate swap agreements (see note 15).

  In January 2006,  $1 billion principal amount of 6.15% senior notes due 2036 and  $500 million principal amount of 5.55% senior notes due 2016 were issued in connection with the acquisition of Ivax Corporation. In 2008, Teva repurchased  $20 million of the senior notes. In July 2009, the Company entered into three interest rate swap agreements with respect to its  $493 million principal amount 5.55% senior notes due 2016 (see note 15). The purpose of the transactions was to change the interest rate from fixed to floating rate. These swap agreements were terminated in October and November 2010. As a result of these agreements, Teva paid an effective interest rate of six months LIBOR plus an average spread of 1.98% on the  $493 million principal amount, as compared to the original 5.55% fixed rate. The above transactions qualified for hedge accounting.
  <>The balance as of December 31, 2010 and 2009 is mainly composed of:
  <>Loans from the European Investment Bank (EIB) denominated in Euro (mainly) and USD in the amount of  $412 million and  $433 million, respectively. The loans are due in 2015 and bear interest determined on the basis of Euro LIBOR (mainly) and USD LIBOR.
  <>A loan from Bank Leumi USA denominated in Canadian Dollars in the amount of  $168 million and  $159 million, respectively. The loan is due in 2011 and bears interest determined on the basis of Canadian Dollar LIBOR. The
  <>A syndicated loan denominated in Euros (mainly) and British Pounds in the amount of  $330 million, as of December 31, 2009. The loan was repaid in full during 2010.
  <>Certain loan agreements and debentures contain restrictive covenants, mainly the requirement to maintain certain financial ratios. As of December 31, 2010, the Company met all financial covenants.
  The balance as of December 31, 2009 is composed of Barr's <> revolving credit facilities agreement with a syndicate of lending banks, arranged by Bank of America. During 2010 Teva repaid in full the remaining Barr debt.

  <><><>As of December 31, 2010, the required annual principal payments of long-term debt, starting with the year 2012, are as follows: 2012— $1,021 million; 2013— $19 million; 2014— $9 million; 2015— $1,483 million; 2016 and thereafter— $1,512 million. As of December 31, 2010, the fair value of the interest rate swap transactions terminated were  $53 million. The above does not include the convertible senior debentures described in note 11.
  The Company and certain subsidiaries entered into negative pledge agreements with certain banks and institutional investors. Under the agreements, the Company and such subsidiaries have undertaken not to register floating charges on assets in favor of any third parties without the prior consent of the banks, to maintain certain financial ratios and to fulfill other restrictions, as stipulated by the agreements.

CONVERTIBLE SENIOR DEBENTURES	12 Months Ended
Dec. 31, 2010
Convertible Senior Debentures [Abstract]
Convertible Senior Debentures

NOTE 11—CONVERTIBLE SENIOR DEBENTURES:

<>As detailed below, Teva issued convertible senior debentures unconditionally guaranteed by the Company as to payment of all principal, interest, premium and additional amounts (as defined), if any. Interest on each of the debentures is payable on a semi-annual basis. Unless previously redeemed or repurchased, under certain circumstances set forth in the related offering document, holders of the debentures may convert them into shares at the conversion prices detailed below.

<>As further described in the below table, Teva may redeem some or all of its debentures from and after a certain date. Similarly, holders of Teva's debentures may require Teva to repurchase their debentures on certain dates, as described below, as well as upon the occurrence of certain events specified in the relevant offering document. With respect to its debentures due 2024, Teva may elect to pay the required repurchase price either in cash or Teva shares (as set forth in the related offering document); with respect to its debentures due 2026, Teva must pay the repurchase price in cash.

<>Convertible senior debentures issued during 2006 have no contingent feature and are convertible at any time.

<>The main terms of these debentures are summarized in the following table:

Month Issued	Issuer	Footnote	Annual interest rate	Initial Principal amount	Principal amount at December 31, 2010	Year due	Conversion price	Number of Teva ordinary shares issuable upon full conversion at December 31, 2010	Earliest future date of redemption at issuer’s option/repurchase at holder’s option
			%	(U.S. $ in millions)			$	(in millions)
January 2004	Teva Pharmaceutical Finance II, LLC
	Series A	(1)	0.50	$460	$3	2024	36.68	*	On demand by issuer/ February 1, 2014 by holders
	Series B	(1)	0.25	$634	$10	2024	34.12	*	On demand by issuer/ February 1, 2014 by holders
January 2006	Teva Pharmaceutical Finance II, B.V.	(2)	1.75	$818	$814	2026	50.04	(See footnote 2)	February 1, 2011 by both issuer and holders
January 2006	Teva Pharmaceutical Finance Company, LLC	(3)	0.25	$575	$530	2026	46.04	(See footnote 3)	On demand by issuer/ February 1, 2011 by holders

(1)				Holders of the debentures issued in 2004 may convert the debentures into Teva shares under certain conditions detailed in the related offering document; inter alia, holders of these debentures may surrender their debentures for conversion into Teva shares during any conversion period (as defined) if the trading prices of Teva shares were more than 130% of the conversion price for twenty trading days within the first thirty trading days of each quarter (“price threshold condition”).
(2)				On February 1, 2011, these convertible senior debentures were redeemed and/or converted for an aggregate of $814 million and 1.2 million Teva shares."
(3)				These convertible senior debentures due 2026 include a “net share settlement” feature according to which the principal of the debentures will be paid in cash and in the case of conversion, only the residual conversion value above the principal will be paid in Teva shares. Due to the “net share settlement” feature, these convertible senior debentures are classified under convertible senior debentures -short term.
*				Represents an amount of less than 0.5 million.

During 2010, 2009 and 2008, convertible senior debentures were converted as follows:
	Year ended December 31,
	2010		2009		2008
	Principal amount converted	Number of shares converted into	Principal amount converted	Number of shares converted into	Principal amount converted	Number of shares converted into

	(U.S. $ and shares in millions)
0.5% Convertible Senior Debentures due 2024	$34	1	$412	11	$0	0
0.25% Convertible Senior Debentures due 2024	57	2	553	16	0	0
0.25% Convertible Senior Debentures due 2026	45	*	0	0	0	0
4.5% Convertible Senior Debentures due 2008	0	0	0	0	89	2
	$136	3	$965	27	$89	2

* Represents an amount of less than 0.5.

<>In 2008, Teva redeemed  $141 million principal amount of convertible senior debentures acquired in connection with the Ivax acquisition.

<>The number of Teva ordinary shares issuable upon full conversion is subject to adjustment in certain circumstances, as detailed in the related offering document.

The convertible senior debentures, including accrued interest, are reflected in the balance sheets among:
	December 31,
	2010		2009

	(U.S. $ in millions )
Current liabilities	$1,346	*	$649	*
Long-term liabilities	13		817

	$1,359		$1,466

_______________

*       Including accrued interest in the amount of  $7 million as of December 31, 2010 and 2009.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies

<>NOTE 12—COMMITMENTS AND CONTINGENCIES:

<>a.       Commitments:

  <><><>Operating leases:<>

<>As of December 31, 2010, minimum future rentals under operating leases of buildings, machinery and equipment for periods in excess of one year were as follows: 2011— $81 million; 2012— $68 million; 2013— $50 million; 2014— $30 million; 2015— $22 million; 2016 and thereafter— $63 million.

<>The lease fees expensed in each of the years ended December 31, 2010, 2009 and 2008 were  $90 million,  $67 million and  $45 million, respectively, of which an amount of less than  $0.5 million, an amount of less than  $0.5 million and  $1 million were to related parties in the years ended December 31, 2010, 2009 and 2008, respectively.

  <><><>Royalty commitments:<>

<>The Company is committed to pay royalties to owners of know-how, partners in alliances and other certain arrangements and to parties that financed research and development, at a wide range of rates as a percentage of sales of certain products, as defined in the agreements. In some cases, the royalty period is not defined; in other cases, royalties will be paid over various periods, not exceeding 20 years, commencing on the date of the first royalty payment.

b. Contingencies:

General

From time to time, Teva and its subsidiaries are subject to legal claims for damages and/or equitable relief arising in the ordinary course of business. In addition, as described below, in large part as a result of the nature of its business, Teva is frequently subject to patent litigation. Teva believes it has meritorious defenses to the actions to which it is a party and vigorously pursues the defense or settlement of each such action, including those described below. Based upon the status of these cases, management's assessment of the likelihood of damages, the potential exposure involved relative to insurance coverage (if any) and the advice of counsel, no provision has been made in Teva's financial statements for any of such actions except as otherwise noted below. Teva records a provision to the extent that it concludes that a contingent liability is probable and the amount thereof is estimable. Because litigation outcomes and contingencies are unpredictable, and because excessive verdicts can occur, these assessments involve complex judgments about future events and can rely heavily on estimates and assumptions. Based on currently available information, Teva believes that none of the proceedings described below is likely to have a material adverse effect on its financial condition. However, if one or more of such proceedings were to result in final judgments against Teva, such judgments could be material to its results of operations and cash flow in a given period. In addition, Teva may incur significant legal and related expenses in the course of defending its positions even if the facts and circumstances of a particular litigation do not give rise to a provision in the financial statements.

From time to time, Teva seeks to develop generic products for sale prior to patent expiration in various territories. In the United States, to obtain approval for most generic products prior to the expiration of the originator's patent(s), Teva must challenge the patent(s) under the procedures set forth in the Hatch-Waxman Act of 1984, as amended by the Medicare Prescription Drug Improvement and Modernization Act of 2003. To the extent that it seeks to utilize such patent challenge procedures, Teva is and expects to be involved in patent litigation regarding the validity, enforceability or infringement of the originator's patent(s). Teva may also be involved in patent litigation involving the extent to which alternate manufacturing process techniques may infringe originator or third-party process patents.

Additionally, depending upon a complex analysis of a variety of legal and commercial factors, Teva may, in certain circumstances, elect to market a generic product even though litigation is still pending. This could be before any court decision is rendered or while an appeal of a lower court decision is pending. To the extent Teva elects to proceed in this manner, it could face substantial liability for patent infringement if the final court decision is adverse to Teva. Although Teva currently has insurance coverage for certain types of damages for patent infringement, a claim for coverage may be subject to a deductible, involve a co-insurance participation, exceed policy limits or be ultimately found to relate to damages that are not covered by Teva's policy. Except as described below, Teva does not have a reasonable basis to estimate the loss, or range of loss, that is reasonably possible with respect to such patent infringement cases. However, if Teva were to be required to pay damages in any such case, courts would generally calculate the amount of any such damages based on a reasonable royalty or lost profits of the patentee. If damages were based on a reasonable royalty, the amount would be related to a percentage of the sales of Teva's generic product. If damages were determined based on lost profits, the amount would be related to the sales of the branded product. All such sales figures given below are based on IMS data. In addition, the launch of an authorized generic and other generic competition may be relevant to the damages estimation. Except as otherwise noted, all of the litigation matters disclosed below involve claims arising in the U.S. Although the legislation concerning generic pharmaceuticals, as well as patent law, is different in countries other than the U.S. where Teva does business, from time to time Teva is also involved in litigation regarding corresponding patents in those countries.

Teva's business inherently exposes it to potential product liability claims. As Teva's portfolio of available products continues to expand, the number of product liability claims asserted against Teva has increased. Teva believes that it maintains product liability insurance coverage in amounts and with terms that are reasonable and prudent in light of its business and related risks. However, Teva sells, and will continue to sell, pharmaceutical products that are not covered by insurance; in addition, it may be subject to claims for which insurance coverage is denied as well as claims that exceed its policy limits. Product liability coverage for pharmaceutical companies is becoming more expensive and increasingly difficult to obtain. As a result, Teva may not be able to obtain the type and amount of coverage it desires.

In connection with third-party agreements, Teva may under certain circumstances be required to indemnify, and may be indemnified by, in unspecified amounts, the parties to such agreements against third-party claims.

Intellectual Property Matters

In 1992, Teva Canada commenced sales of zidovudine or azidothymidine (“AZT”), which is a generic version of Retrovir®. Teva Canada ceased sales of AZT in December 2002, when the Supreme Court of Canada upheld the patent as valid and infringed. Although the patent subsequently expired in March 2006, Teva Canada has not resumed sales of AZT. This matter was settled on December 13, 2010 on terms that are confidential, and a provision has been included in the financial statements.

In October 2004, Alpharma and Teva launched their 100 mg, 300 mg and 400 mg gabapentin capsule products and, in December 2004, Alpharma and Teva launched their 600 mg and 800 mg gabapentin tablet products. Gabapentin capsules and tablets are the AB-rated generic versions of Pfizer's anticonvulsant Neurontin® capsules and tablets, which had annual sales of approximately  $2.7 billion for the twelve months ended September 2004. Teva's subsidiary IVAX Pharmaceuticals, Inc. (“IVAX”) also launched its non-AB rated tablets in August 2004 and its AB-rated capsules and tablets in March and April 2005, respectively. In August 2005, the United States District Court for the District of New Jersey granted summary judgment in favor of Teva, Alpharma and IVAX. In September 2007, the Court of Appeals for the Federal Circuit (the “Federal Circuit”) reversed the summary judgment decision and remanded the case for further proceedings. A trial is scheduled to begin on May 16, 2011. The patent at issue expires in 2017. Teva has moved for summary judgment, asserting that Pfizer should not be entitled to claim lost profits and that any damages should be limited to a reasonable royalty. Were Pfizer ultimately to be successful in its allegation of patent infringement, Teva could be required to pay damages relating to sales of its gabapentin products and be enjoined from selling its gabapentin products until patent expiry. Pursuant to the terms of the agreement with Alpharma, were Pfizer to be successful in its allegation of patent infringement against Alpharma, Teva may also be required to indemnify Alpharma against damages related to a portion of the sales of Alpharma's gabapentin products.

In May 2007, Teva commenced sales of its 300 mg cefdinir capsule product and 125 mg/5 ml and 250 mg/5 ml cefdinir powder for oral suspension products. Cefdinir capsules and cefdinir for oral suspension are the AB-rated generic versions of Abbott's antibiotic Omnicef®, which had annual sales of approximately  $860 million for the twelve months ended December 2006. Teva is in litigation with Abbott in the United States District Court for the Northern District of Illinois with respect to a polymorph patent that expires in 2011. In May 2007, the District Court denied Abbott's motion for a preliminary injunction, finding that Abbott was not likely to prevail on the merits as to Teva's noninfringement defense, based on the record before the Court. In May 2009, the Federal Circuit affirmed the District Court's denial of the preliminary injunction. In January 2010, the United States Supreme Court denied Abbott's petition for certiorari. The case was remanded to the District Court, and in July 2010 was settled under terms that are confidential.

In May 2007, Teva commenced sales of its 2.5mg/10mg, 5mg/10mg, 5mg/20mg, and 10mg/20mg amlodipine besylate/benazepril capsules. Amlodipine besylate/benazepril capsules are the AB-rated generic versions of Novartis' Lotrel®, which had annual sales of approximately  $1.4 billion for the twelve months ended March 2007. In June 2007, the United States District Court for the District of New Jersey denied Novartis' motion for a preliminary injunction, finding that Novartis was not likely to succeed on its allegations of infringement. The patent at issue expires in 2017. A trial date has not been scheduled. Were Novartis ultimately to be successful in its allegation of patent infringement, Teva could be required to pay damages related to sales of its amlodipine besylate/benazepril capsules and be enjoined from selling those products until patent expiry.

In June 2007, Teva Canada commenced sales of its 2.5 mg, 5 mg, 7.5 mg, 10 mg and 15 mg olanzapine tablets, which are the generic versions of Eli Lilly's Zyprexa®. Zyprexa® had annual sales in Canada of approximately  $180 million for the twelve months ended May 2007. In June 2007, the Federal Court denied Lilly's request to prohibit the Minister of Health from issuing Teva Canada's final regulatory approval. Shortly after the launch by Teva Canada, Lilly filed an action for patent infringement. In October 2009, the patent at issue, which was otherwise set to expire on April 24, 2011, was held by the Federal Court to be invalid. In July 2010, the Federal Court of Appeal set aside the judgment, with two grounds of invalidity being sent back to the Federal Court for reconsideration in accordance with the Court of Appeal's instructions. The hearing on the two remaining grounds of invalidity took place in January 2011, and judgment has been reserved. In February 2010, the Supreme Court of Canada denied Teva Canada's application for leave to appeal the decision of the Federal Court of Appeal. Were Lilly ultimately to be successful, Teva Canada could be required to pay damages related to its sales of olanzapine tablets and be enjoined from selling those products until patent expiry.

In December 2007, Teva commenced sales of its 20 mg and 40 mg pantoprazole sodium tablets. Pantoprazole sodium tablets are the AB-rated generic versions of Wyeth's Protonix®, which had annual sales of approximately  $2.5 billion for the twelve months ended September 2007. In September 2007, the United States District Court for the District of New Jersey denied Wyeth/Altana's motion for a preliminary injunction, finding that Wyeth/Altana was not likely to prevail on the merits as to Teva's invalidity defense on the compound patent, based on the record before the Court. In May 2009, the Federal Circuit affirmed the District Court's denial of the preliminary injunction. The patent at issue expired on July 19, 2010, and the innovator has been granted pediatric exclusivity, which expired on January 19, 2011. In April 2010, the jury returned a verdict finding that the patent is not invalid, and in July 2010, the District Court denied Teva's motion to overturn the verdict. Based on the fact that Teva has defenses remaining at the trial level, including patent misuse, the District Court also denied Wyeth/Altana's request that Teva's final approval date be reset to January 2011. Wyeth moved to strike the patent misuse defenses, and a hearing on this motion was held in December 2010. The parties are awaiting a decision from the District Court. Were Teva to prevail on the patent misuse claim, the patent may be rendered unenforceable. The parties are in discovery on the remaining patent and damages issues. In addition, Teva believes that it has substantial grounds for appeal of the District Court's decision on invalidity and intends to pursue its appeals vigorously. Teva does not believe that an award of damages in this matter is probable. Were Wyeth/Altana ultimately to be successful in its allegation of patent infringement, Teva could be required to pay damages relating to the sale of its pantoprazole sodium tablets.

In May 2010, Teva commenced sales of its drospirenone and ethinyl estradiol tablets under the name GianviTM. GianviTM tablets are the generic version of Bayer's Yaz® tablets, which had sales of approximately  $782 million for the twelve months ended December 2009. In June 2010, Teva filed suit against Bayer in the Southern District of New York, seeking declaratory judgment of invalidity and non-infringement of three Orange Book patents that expire on June 30, 2014, and Bayer filed suit against Teva in the United States District Court for the District of Nevada alleging infringement of the same three patents. This matter was settled in principle in July 2010 and the agreements were finalized on December 6, 2010. The settlement included a royalty payment based on Teva's past sales and a license and supply agreement for future sales. Payments under the settlement have been included in royalties under selling and marketing expenses for all periods in which Teva sold the product.

In January 2011, APP Pharmaceuticals and Teva launched gemcitabine HCl for injection in 200 mg and 1 g single dose vials. Gemcitabine HCl for injection is the generic version of Eli Lilly and Company's Gemzar®, which had sales of approximately  $785 million for the twelve months ended December 2010. In March 2010, the United States District Court for the District of Indiana had ruled that Lilly could not enforce its method of use patent against Teva based on a ruling in a separate case by Lilly against Sun finding Lilly's patent invalid due to double patenting. Lilly's appeal of the ruling in Teva's case was stayed pending the Federal Circuit's consideration of the appeal in the Sun case. In July 2010, the Federal Circuit affirmed the ruling in the Sun case, and in November 2010 the Federal Circuit denied Lilly's petition for en banc review of that decision. On January 28, 2011, Lilly filed a petition for certiorari in the Sun case with the United States Supreme Court. The method of use patent is otherwise set to expire on November 7, 2012, and pediatric exclusivity on that patent is otherwise set to expire on May 7, 2013. Under the agreement between Teva and APP, APP manufactures the gemcitabine products and has a license from Teva to market the product during Teva's 180-day exclusivity period. In return, Teva will receive royalties during the manufacturing term. Were Lilly ultimately to be successful in its allegation of patent infringement, Teva could be required to pay damages relating to APP's sales of its gemcitabine products and be enjoined from selling gemcitabine products until patent expiry.

***

Teva's leading innovative product, Copaxone®, from which it derives substantial revenues and which contributes disproportionately to its profits, faces intense patent challenges, as described below. Although Teva believes that Copaxone® has strong patent protection, should its patents be successfully challenged or should there be a launch at risk, Teva may face intense generic competition for Copaxone®, which would adversely affect its results of operations.

In July 2008, Teva learned that Sandoz Inc., the U.S. generic drug division of Novartis AG, in conjunction with Momenta Pharmaceuticals, Inc., had filed an ANDA with the FDA for a generic version of Copaxone® (glatiramer acetate) containing Paragraph IV certifications to each of the patents that Teva has listed in the FDA's Orange Book for the product. In August 2008, Teva filed a complaint against Sandoz, Inc., Sandoz International GmbH, Novartis AG and Momenta Pharmaceuticals, Inc. in the United States District Court for the Southern District of New York, alleging infringement of four Orange Book patents. The patents, which expire on May 24, 2014, cover the chemical composition of Copaxone®, pharmaceutical compositions containing it and methods of using it. The lawsuit triggered a stay of any FDA approval of the Sandoz ANDA for a period of 30 months. Although the 30-month stay expired in January 2011, Teva has not moved for a preliminary injunction because it does not believe that FDA approval of the Sandoz ANDA is likely in the near future. Sandoz and Momenta filed their answers to Teva's complaint in November 2008, asserting several affirmative defenses to Teva's patent infringement claims, including non-infringement, invalidity and unenforceability of the asserted Orange Book patents. The answers also seek declaratory judgments of non-infringement, invalidity and unenforceability with respect to three unasserted Orange Book patents and two non-Orange Book patents. In December 2009, Sandoz filed a motion for summary judgment of invalidity based on indefiniteness, which was denied in September 2010. A claim construction hearing was held in January 2010. A trial date has not been scheduled. In December 2009, Teva filed a separate complaint against Sandoz and Momenta alleging infringement of four “marker” non-Orange Book patents, the last of which expires in February 2020. In January 2010, Sandoz moved to dismiss these claims, arguing that their alleged infringing acts were protected under statute and/or not ripe at the current time, and a hearing on the motion was held on January 19, 2011.

In October 2009, after learning that Mylan Laboratories, Inc. had filed an ANDA containing Paragraph IV certifications with the FDA for a generic version of Copaxone®, Teva filed a complaint against Mylan and Natco Pharma Limited in the United States District Court for the Southern District of New York, alleging infringement of each of the seven Orange Book patents. Mylan and Natco's answers to the complaint also included declaratory judgment claims with respect to two non-Orange Book patents. Discovery concluded at the end of January 2011. In November 2010, Mylan filed a motion for summary judgment of invalidity based on indefiniteness. A hearing on this motion as well as Mylan's claim construction arguments was held on January 19, 2011. The Mylan litigation has been consolidated with the Sandoz ANDA litigation, and no trial date has been scheduled. In September 2010, Teva filed a separate complaint against Mylan and Natco alleging infringement of the four “marker” patents. Mylan has moved to dismiss this complaint.

Product Liability Matters

Barr and Duramed have been named as defendants in approximately 6,000 personal injury product liability cases brought against them and other manufacturers by plaintiffs claiming injuries from the use of certain estrogen and progestin products. The cases primarily involve medroxyprogesterone acetate (a progestin that has been prescribed to women receiving estrogen-containing hormone therapy), and a much smaller number involve Cenestin® (an estrogen-containing product sometimes prescribed to treat symptoms associated with menopause). A high percentage of the plaintiffs were unable to demonstrate actual use of a Barr or Duramed product. As a result, approximately 5,500 cases have been dismissed, leaving approximately 497 pending. To date, Barr and Duramed products have been identified in 480 of those cases. Additional dismissals are possible. The vast majority of the claims are covered by insurance.

Teva and its subsidiaries have been named as defendants in over 750 product liability lawsuits brought against them and other manufacturers, including Watson Laboratories, Inc., by plaintiffs claiming injuries from the use of metoclopramide (the generic form of Reglan®). One of Teva's subsidiaries has conditionally agreed to indemnify Watson for certain of the claims that have been asserted against it. The claims in such lawsuits include allegations of neurological disorders, including tardive dyskinesia, as a result of ingesting the product. For over twenty years, the FDA-approved label for metoclopramide has contained warning language about the risk of tardive dyskinesia, and that the risk of developing this syndrome increased with duration of treatment and total cumulative dose. In February 2009, the FDA announced that manufacturers of metoclopramide would be required to revise the label, including the addition of a “black box” warning about the risk of tardive dyskinesia from long-term exposure to metoclopramide. The vast majority of the cases are in the very early stages, and it has not yet been determined how many plaintiffs actually used a Teva product. If the plaintiffs cannot demonstrate that they used a Teva product, Teva expects to be dismissed from at least some of those cases. Certain of these claims are currently covered by insurance. On December 10, 2010, the United States Supreme Court granted certiorari in Pliva, Inc. v. Mensing, one of the metoclopramide cases, to determine the question of whether “failure to warn” claims under state law against generic pharmaceutical manufacturers are preempted in whole or in part by federal law. Oral argument is scheduled to be heard on March 30, 2011. A ruling in favor of federal preemption could reduce Teva's exposure to damages in the metoclopramide cases and other product liability lawsuits.

Teva Parenteral Medicines, Inc. is a defendant in over 200 lawsuits in state court in Las Vegas, Nevada relating to its propofol product. The plaintiffs in these lawsuits claim that they were infected with the hepatitis C virus as a result of the re-use by medical practitioners at a number of commonly owned endoscopy centers of single-patient vials of propofol on more than one patient. The medical practitioners are currently the subject of criminal proceedings relating to their re-use of single patient vials. Teva's propofol product states in its label that it is for single-patient use only and that aseptic techniques must be followed at all times when using the product. Teva is also named as a defendant in over 100 other cases brought on behalf of over 4,000 additional plaintiffs who were patients at these endoscopy centers, but who have not contracted the virus. These plaintiffs allege a cause of action based on the fear of contracting an infectious disease. In May 2010, the jury in the first trial returned a verdict in favor of plaintiffs for  $5.1 million in compensatory damages and awarded  $356 million in punitive damages against Teva and  $144 million in punitive damages against Baxter, the distributor of the product. Baxter is seeking indemnification from Teva for the damages awarded by the jury, but Teva believes that the indemnification agreement at issue does not extend to punitive damages. The trial judge ordered Teva to post a bond of approximately  $580 million (covering both Teva and Baxter's damages together with estimated post-judgment interest for three years) to stay execution of the judgment pending appeal, and Teva did so in August 2010. Teva filed several post-trial motions, all of which were denied by the trial judge, who entered judgment in September 2010. Teva believes that it has numerous grounds for reversal of the jury verdicts, which have been appealed to the Nevada Supreme Court. Teva does not believe that an award of damages in this matter is probable. Two trials have been stayed pending resolution by the Nevada Supreme Court of evidentiary issues. The argument before the Nevada Supreme Court on those issues is scheduled for March 7, 2011.

Competition Matters

In April 2006, Teva and its subsidiary Barr Laboratories were sued, along with Cephalon, Inc., Mylan Laboratories, Inc., Ranbaxy Laboratories Ltd. and Ranbaxy Pharmaceuticals, Inc., in a class action lawsuit filed in the United States District Court for the Eastern District of Pennsylvania. The case alleges generally that the settlement agreements entered into between the different generic pharmaceutical companies and Cephalon, in their respective patent infringement cases involving finished modafinil products (the generic version of Provigil®), were unlawful because the settlement agreements resulted in the exclusion of generic competition. The case seeks unspecified monetary damages, attorneys' fees and costs. The case was brought by King Drug Company of Florence, Inc. on behalf of itself and as a proposed class action on behalf of any other person or entity that purchased Provigil® directly from Cephalon from January 2006 until the alleged unlawful conduct ceases. Similar allegations have been made in a number of additional complaints, including those filed on behalf of proposed classes of direct and indirect purchasers of the product, by an individual indirect purchaser of the product, certain retail chain pharmacies that purchased the product and by Apotex, Inc. The cases seek various forms of injunctive and monetary relief, including treble damages and attorneys' fees and costs. In February 2008, following an investigation of these matters, the Federal Trade Commission (“FTC”) sued Cephalon, alleging that Cephalon violated Section 5 of the Federal Trade Commission Act, which prohibits unfair or deceptive acts or practices in the marketplace, by unlawfully maintaining a monopoly in the sale of Provigil® and improperly excluding generic competition. The FTC's complaint did not name Teva or Barr as a defendant. In March 2010, the Court denied defendants' motions to dismiss the federal antitrust claims and some of the related state law claims. In November 2009, another class action lawsuit with essentially the same allegations was initiated by an independent pharmacy in Tennessee. In May 2010, another independent pharmacy also filed suit in Ohio with the same allegations. Both of these cases have been transferred to the Eastern District of Pennsylvania.

Teva Pharmaceuticals USA, Inc. (“Teva USA”) was named as a defendant, along with Biovail Corp. and Elan Corporation, plc, in several civil actions currently pending in the United States District Court for the District of Columbia. The cases allege generally that arrangements between Biovail and Elan relating to sales of nifedipine cc extended release tablets, in connection with which Teva USA acted as a distributor for Biovail, were unlawful under the federal antitrust laws. The challenged arrangements were previously the subject of a consent decree entered into by the FTC with Biovail and Elan, to which Teva USA was not a party. The complaints seek unspecified monetary damages, attorneys' fees and costs. Four of the cases were brought on behalf of alleged classes of persons who allegedly purchased nifedipine cc extended release tablets made by Elan or Biovail in the United States directly from Teva USA. Two cases that were brought individually by alleged direct purchasers were dismissed as to Teva USA pursuant to a settlement agreement between those purchasers and Teva USA. In the second quarter of 2010, Teva entered into a settlement agreement with the class plaintiffs for  $10 million, which was granted final approval by the court on December 7, 2010.

Barr has been named as a co-defendant with Bayer Corporation, The Rugby Group, Inc. and others in approximately 38 class action complaints filed in state and federal courts by direct and indirect purchasers of ciprofloxacin (Cipro® ) from 1997 to the present. The complaints allege that a 1997 Bayer-Barr patent litigation settlement agreement was anti-competitive and violated federal antitrust laws and/or state antitrust and consumer protection laws. A prior investigation of this agreement by the Texas Attorney General's office on behalf of a group of state attorneys general was closed without further action in December 2001. In March 2005, the court in the federal multi-district litigation granted summary judgment in Barr's favor and dismissed all of the federal actions before it. In November 2007, the Second Circuit transferred the appeal involving the indirect purchaser plaintiffs to the Court of Appeals for the Federal Circuit, while retaining jurisdiction over the appeals of the direct purchaser plaintiffs. In October 2008, the Federal Circuit affirmed the grant of summary judgment in the defendants' favor on all claims by the indirect purchaser plaintiffs. The plaintiffs' petition for a panel rehearing and rehearing en banc was denied in December 2008. The plaintiffs filed a petition for certiorari to the United States Supreme Court, which was denied in June 2009. In April 2010, the Second Circuit also affirmed the grant of summary judgment in the defendants' favor on all claims by the direct purchaser plaintiffs. In May 2010, plaintiffs filed their petition for a rehearing en banc, which was denied in September 2010. Plaintiffs have filed a petition for certiorari to the U.S. Supreme Court. All but three of the state cases have been dismissed. Following an earlier stay of the California case, the California court granted defendants' summary judgment motions in August 2009, and directed the entry of final judgment in September 2009. Plaintiffs have appealed this decision. The Kansas action is stayed, and the Florida action is in the very early stages, with no hearings or schedule set to date.

Teva believes that the agreements at issue in the foregoing matters are valid settlements to patent lawsuits and cannot form the basis of an antitrust claim.

Government Reimbursement Investigations and Drug Pricing Litigation

Together with many other pharmaceutical manufacturers, Teva and/or its subsidiaries in the United States, including Teva USA, Sicor Inc. (“Sicor”), IVAX, and Barr (collectively, the “Teva parties”), are defendants in a number of cases pending in state and federal courts throughout the country that relate generally to drug price reporting by manufacturers. Such price reporting is alleged to have caused governments and others to pay inflated reimbursements for covered drugs. These drug pricing cases, which seek unspecified amounts in money damages, civil penalties, treble damages, punitive damages, attorneys fees, and/or administrative, injunctive, equitable or other relief, are at various stages of litigation.

In May 2008, the United States District Court for the District of Massachusetts unsealed a drug pricing action against several generic pharmaceutical companies, including various Teva parties. The action was filed by a private party pursuant to the federal False Claims Act, and it alleges, on behalf of the federal government, drug pricing claims arising from the federal government's contributions to the various state Medicaid programs. According to the complaint, the federal government declined to intervene in the litigation. In December 2009, the Teva parties reached an agreement in principle to settle this matter and the Florida and Texas matters mentioned below, as well as another previously unserved action in California (which Teva understands was dismissed without prejudice), and a provision for the settlement was included in the financial statements for the fourth quarter of 2009. In July 2010, the Teva parties executed a settlement agreement with the plaintiffs, pursuant to which the pending actions were dismissed.

Additionally, a number of state attorneys general, approximately 47 counties in New York and the City of New York have also filed various actions relating to drug price reporting. The Teva parties (either collectively or individually) have been named in one or more actions in numerous states relating to reimbursements under Medicaid or other programs, including Alaska, Florida, Hawaii, Idaho, Illinois, Iowa, Kansas, Kentucky, Louisiana, Mississippi, Missouri, New York, Oklahoma, South Carolina, Texas, Utah and Wisconsin. In addition to the actions relating to their Medicaid programs, the states of Mississippi and South Carolina have brought actions in their state courts on behalf of their state health plans. In addition to the settlements noted above, the Teva parties reached settlements with Alaska, Hawaii, Idaho, Kentucky and the New York litigants, as well as a settlement in principle with counsel for the state of Iowa. A provision for the cases, including the settlements, was included in the financial statements for the fourth quarter of 2009.

Class actions and other cases have been filed against over two dozen pharmaceutical manufacturers, including Sicor, regarding allegedly inflated reimbursements or payments under Medicare or certain insurance plans. These cases were consolidated under the federal multi-district litigation procedures and are currently pending in the United States District Court for the District of Massachusetts (the “MDL”). In March 2008, the “Track 2” defendants in the MDL, including Sicor, entered into a settlement agreement to resolve the MDL. The court granted preliminary approval of the amended MDL settlement in July 2008, and a hearing for final approval is scheduled for April 2011. A provision for these matters, including Sicor's share of the MDL settlement payment, was included in the financial statements.

In December 2009, the United States District Court for the District of Massachusetts unsealed a complaint alleging that numerous drug manufacturers, including Teva USA and other subsidiaries, violated the federal False Claims Act in connection with Medicaid reimbursement for certain vitamins, dietary supplements and DESI products that were allegedly ineligible for reimbursement. The Department of Justice declined to join in the matter.

Environmental Matters

Teva's subsidiaries, including those in the United States and its territories, are parties to a number of proceedings, including some brought pursuant to the Comprehensive Environmental Response, Compensation and Liability Act (commonly known as the Superfund law) or other national, federal, provincial or state and local laws imposing liability for alleged non-compliance with various environmental laws and regulations or for the investigation and remediation of releases of hazardous substances and for natural resource damages. Many of these proceedings seek to require the generators of hazardous wastes disposed of at a third-party owned site, or the party responsible for a release of hazardous substances into the environment that impacted a site, to investigate and clean up the sites or to pay for such activities, for oversight by governmental authorities and the response costs associated with such oversight and for any related damages to natural resources. Teva and/or its subsidiaries have been made a party to these proceedings, along with other potentially responsible parties, as an alleged generator of wastes that were disposed of or treated at third-party waste disposal sites, or as a result of an alleged release from one of Teva's (or its predecessors') facilities or former facilities that may have adversely impacted a site.

In many of these cases, the government or private litigants allege that the responsible parties are jointly and severally liable for the investigation and cleanup costs. Although the liability among the responsible parties may be joint and several, these proceedings are frequently resolved so that the allocation of cleanup costs among the parties reflects the relative contributions of the parties to the site conditions and takes into account other pertinent factors. Teva's potential liability varies greatly at each of the sites in the proceedings; for some sites the costs of the investigation, cleanup and natural resource damages have not yet been determined, and for others Teva's allocable share of liability has not been determined. At other sites, Teva has been paying a share of the costs, but the amounts have not been, and are not expected to be, material. Teva has taken an active role in identifying those costs, to the extent they are estimable, which do not include reductions for potential recoveries of cleanup costs from insurers, former site owners or operators. In addition, civil proceedings relating to alleged federal and state regulatory violations at some of Teva's facilities may result in the imposition of significant civil penalties, in amounts not currently determinable, and require that corrective action measures be implemented.

EQUITY	12 Months Ended
Dec. 31, 2010
Equity [Abstract]
Equity

<>NOTE 13—EQUITY:

<>a.       Share capital:

<>As of December 31, 2010, there were 937 million ordinary shares issued (December 31, 2009—923 million). Teva shares are traded on the Tel-Aviv Stock Exchange (“TASE”) and, in the form of American Depository Shares, each of which represents one ordinary share, on the Nasdaq Global Select Market in the United States. In addition, as at December 31, 2010 and 2009, there were five million outstanding special shares, issued by a subsidiary, that are exchangeable at any time at the discretion of their holders into ordinary shares of the Company at a 1:1 ratio.

In 2010, Teva spent  $99 million to repurchase approximately 1.9 million of its shares pursuant to repurchase plans, which were authorized by Teva's board of directors in 2010.

b.       Registered offerings:

<>In December 2008, the Company filed a shelf registration statement with the U.S. Securities and Exchange Commission. Under this registration statement, Teva may, from time to time, sell shares, debt securities and/or any other securities described in the registration statement in one or more offerings. During 2010, Teva issued senior notes in an aggregate amount of  $2,500 million (see note 10).

<>c.       Stock-based compensation plans:

<>Stock-based compensation plans comprise employee stock option plans and restricted stock units (“RSUs”) and other equity-based awards to employees, officers and directors. The purpose of the plans is to enable the Company to attract and retain qualified personnel and to motivate such persons by providing them with an equity participation in the Company.

On June 29, 2010, Teva Long-Term Equity-Based Incentive Plan was approved by the shareholders, under which 70 million equivalent stock units, including both options exercisable into ordinary shares and RSUs, were approved for grant. As of December 31, 2010, 62 million equivalent stock units remain available for future awards.

In the past, we had various employee stock and incentive plans under which stock options and other share-based awards were granted. Stock options and other share-based awards granted under such prior plans continue in accordance with the terms of the respective plans.

<>The vesting period of the options and RSUs is generally 2 to 4 years from the date of grant. The rights of the ordinary shares obtained from the exercise of options or RSUs are identical to those of the other ordinary shares of the Company. The contractual term of these options is primarily for seven years in prior plans and ten years for options granted under the newly approved plan described above.

<>Status of options

<>A summary of the status of the option plans as of December 31, 2010, 2009 and 2008, and changes during the years ended on those dates, is presented below (the number of options represents ordinary shares exercisable in respect thereof).

	Year ended December 31,
	2010		2009		2008
	Number (in thousands)	Weighted average exercise price	Number (in thousands)	Weighted average exercise price	Number (in thousands)	Weighted average exercise price
		$		$		$
Balance outstanding at beginning of year	30,057	38.66	29,212	31.54	35,380	27.57
Changes during the year:
Granted*	6,062	50.62	8,504	51.91	4,512	41.42
Exercised	(7,273)	24.53	(6,805)	24.70	(9,273)	20.58
Forfeited	(682)	43.29	(854)	37.90	(1,407)	35.51
Balance outstanding at end of year	28,164	44.89	30,057	38.66	29,212	31.54
Balance exercisable at end of year	9,862	36.17	12,719	28.77	15,291	24.38

* In 2008, options granted include 0.3 million vested stock options issued in connection with the acquisition of Barr. See note 2b.

<>The weighted average fair value of options granted during the years under Teva plans estimated by using the Black-Scholes option-pricing model, was  $9.7,  $11.7 and  $9.9 for the years ended December 31, 2010, 2009 and 2008, respectively. The fair value of these options was estimated on the date of grant, based on the following weighted average assumptions: dividend yield of: 2010— 1.7%, 2009—1.5% and 2008—1.1%; expected volatility of: 2010 —24%, 2009—25% and 2008—25%; risk-free interest rates (in dollar terms) of: 2010—1.7%, 2009—2.2% and 2008—1.8%; and expected lives of: 2010—5 years, 2009—5 years and 2008—5 years.

<>The expected volatility is based on the historical volatility of the Company's stock. The risk-free interest rate assumption is based on observed interest rates appropriate for the expected term of the stock options granted. The expected life assumption reflects the expected life based on historical incidence of exercise of options. The dividend yield assumption reflects the expected dividend yield based on historical dividends. Pre-vesting forfeiture rates of between 2% and 8% were estimated based on pre-vesting forfeiture experience.

The following tables summarize information at December 31, 2010 regarding the number of ordinary shares issuable upon: (1) outstanding options and (2) vested options.
(1) Number of ordinary shares issuable upon exercise of outstanding options
Range of exercise prices			Balance at end of period (in thousands)	Weighted average exercise price	Weighted average remaining life	Aggregate intrinsic value (in thousands)
			Number of shares	$	Years	$
$10.30	-	$15.20	564	13.99	0.49	21,498
$15.21	-	$22.50	124	21.26	0.54	3,841
$22.51	-	$32.30	1,820	31.18	2.25	38,135
$32.31	-	$41.00	3,885	34.83	3.04	67,200
$41.01	-	$43.00	4,041	42.27	3.76	39,846
$43.01	-	$45.00	3,522	44.03	4.11	28,530
$45.01	-	$52.00	9,020	49.78	8.10	21,197
$52.01	-	$65.00	5,188	54.64	5.97	-
Total			28,164	44.89	5.32	220,247

(2) Number of ordinary shares issuable upon exercise of vested options
Range of exercise prices			Balance at end of period (in thousands)	Weighted average exercise price	Weighted average remaining life	Aggregate intrinsic value (in thousands)
			Number of shares	$	Years	$
$10.30	-	$15.20	564	13.99	0.49	21,498
$15.21	-	$22.50	124	21.26	0.54	3,841
$22.51	-	$32.30	1,820	31.18	2.25	38,135
$32.31	-	$41.00	2,990	33.62	2.62	55,345
$41.01	-	$43.00	2,293	42.44	2.85	22,214
$43.01	-	$45.00	1,902	44.03	3.97	15,403
$45.01	-	$52.00	169	46.62	4.28	932
$52.01	-	$65.00	-	-	-	-
Total			9,862	36.17	2.75	157,368

<>The aggregate intrinsic value in the above tables represents the total pre-tax intrinsic value, based on the Company's closing stock price of  $52.13 on December 31, 2010, less the weighted average exercise price per range. This represents the potential amount receivable by the option holders had all option holders exercised their options as of such date. The total number of in-the-money options exercisable as of December 31, 2010 was 9.9 million.

<>The total intrinsic value of options exercised during the years ended December 31, 2010, 2009 and 2008 was  $222 million,  $161 million and  $227 million, respectively, based on the Company's average stock price of  $55.1,  $48.3 and  $45.1 during the years then ended, respectively.

<>Status of non-vested RSUs

<>The fair value of RSUs is estimated based on the market value of the Company's stock on the date of award, less an estimate of dividends that will not accrue to RSU holders prior to vesting.

<>The following table summarizes information about the number of RSUs issued and outstanding:

	Year ended December 31,
	2010		2009		2008
	Number (in thousands)	Weighted average grant date fair value $	Number (in thousands)	Weighted average grant date fair value $	Number (in thousands)	Weighted average grant date fair value $
		$		$		$
Balance outstanding at beginning of year	2,063	43.51	1,511	38.13	1,608	36.64
Granted	672	47.57	920	49.91	346	41.16
Vested	(379)	37.20	(291)	37.18	(260)	35.18
Forfeited	(66)	42.22	(77)	38.17	(183)	34.87
Balance outstanding at end of year	2,290	45.78	2,063	43.51	1,511	38.13

<>The Company has expensed compensation costs, net of estimated forfeitures, applying the accelerated vesting method, based on the grant-date fair value. For the years ended December 31, 2010, 2009 and 2008, the Company recorded stock-based compensation costs as follows:

	Year ended December 31,
	2010	2009	2008

	(U.S. in millions)
Employee stock options	$56	$37	$46
Restricted stock units (“RSUs”)	24	17	17
Total stock-based compensation expense	80	54	63
Tax effect on stock-based compensation expense	11	10	7
Net effect	$69	$44	$56

<>The total unrecognized compensation cost before tax on employee stock options and RSUs amounted to  $126 million and  $62 million, respectively, at December 31, 2010, and is expected to be recognized over a weighted average period of 1.3 years for both stock options and RSUs.

<>d.       Retained earnings and accumulated other comprehensive income:

  <><><>Retained earnings available for distribution as cash dividends at December 31, 2010 include amounts the distribution of which would attract a tax of  $1,315 million (see note 1u).
  <><><>Dividends are declared and paid in New Israeli Shekels (“NIS”). Dividends paid per share in the years ended December 31, 2010, 2009 and 2008 were  $0.74,  $0.61 and  $0.50, respectively. Subsequent to December 31, 2010, the Company declared an additional dividend of 0.80 NIS per share in respect of the fourth quarter of 2010.

  <><><>Components of accumulated other comprehensive income attributable to Teva:

	December 31,
	2010	2009

	(U.S. in millions)
Currency translation adjustment, net of tax	$386	$530
Unrealized gain from available-for-sale securities, net of tax	45	34
Unrealized loss from cash flow hedge	(70)	0
Other	(11)	(9)
Comprehensive income attributable to Teva	$350	$555

INCOME TAXES	12 Months Ended
Dec. 31, 2010
Income Tax [Abstract]
Income Taxes
NOTE 14—INCOME TAXES:
a.	Income before income taxes is composed of the following:
		Year ended December 31,
		2010	2009	2008

		(U.S. $ in millions )
The Company and its Israeli subsidiaries		$2,511	$1,561	$1,955
Non-Israeli subsidiaries*		1,135	642	(1,155)
		$3,646	$2,203	$800

*	The loss before tax in 2008 is mainly attributable to the acquisition of research and development in process which amounted to $1,402 million.

b.	Provision for income taxes:
		Year ended December 31,
		2010	2009	2008

		(U.S. $ in millions )
In Israel		$139	$48	$145
Outside Israel		144	118	39
		$283	$166	$184

Current	560	408	490
Deferred	(277)	(242)	(306)
	$283	$166	$184

Reconciliation of the statutory tax rate of the Company in Israel to the effective consolidated tax rate:
	Year ended December 31,
	2010	2009	2008 *

Statutory tax rate in Israel	25%	26%	27%
Increase (decrease) in effective tax rate due to:
The Company and its Israeli subsidiaries—mainly tax benefits arising from reduced tax rates under benefit programs	(18%)	(19%)	(69%)
Different effective tax rates applicable to non-Israeli subsidiaries	(1%)	(3%)	(15%)
Increase in uncertain tax positions—net	2%	4%	34%
Other—mainly acquisition of research and development in process and release of prior years’ provisions	-	-	46%
Effective consolidated tax rate	8%	8%	23%

*	The large component percentages in 2008 reflect the lower income before taxation in this year, which is primarily due to the write-off of research and development in process, as a result of the acquisitions consummated in this year, which amounted to $1,402 million.

c.	Deferred income taxes:
		Year ended December 31,
		2010		2009

		(U.S. $ in millions )
Short-term deferred tax assets—net:		$		$
	Inventory related		227		200
	Sales reserves and allowances		166		125
	Carryforward losses and deductions		89		30
	Provisions for employee-related obligations		51		42
	Provision for legal settlements		37		126
	Other		(70)		85
			500		608
Valuation allowance—in respect of carryforward losses and deductions that may not be utilized			(21)		(22)
			479		586

Long-term deferred tax assets (liabilities)—net:
	Intangible assets		(1,318)		(1,140)
	Property, plant and equipment		(131)		(197)
	Provisions for employee related obligations		56		43
	Carryforward losses and deductions*		351		213
	Other		(39)		44
			(1,081)		(1,037)
Valuation allowance—in respect of carryforward losses and deductions that may not be utilized			(190)		(99)
			$(1,271)		$(1,136)
			$(792)		$(550)

*	This amount represents the tax effect of carry forward losses and deductions and expires as follows: 2012-2013 — $38 million; 2014-2021 — $96 million; 2022 and thereafter — $151 million. The remaining balance— $66 million—can be utilized with no expiration date.

The deferred income taxes are reflected in the balance sheets among:
	December 31,
	2010	2009

	(U.S. $ in millions )
Current assets—deferred taxes and other current assets	$554	$614
Current liabilities—other current liabilities	(75)	(28)
Deferred taxes, deferred charges and other assets	77	105
Long-term liabilities—deferred income taxes	(1,348)	(1,241)
	$(792)	$(550)

d.       Uncertain tax positions:

<>The following table summarizes the activity of our unrecognized tax benefits:

	Year ended December 31,
	2010	2009	2008

	(U.S. $ in millions )
Balance at the beginning of the year	$726	$631	$338
Increase related to prior year tax positions, net	20	98	102
Increase related to current year tax positions	47	35	204
Tax assessment settlements	(15)	(37)	(34)
Liabilities assumed in acquisitions	13	0	14
Other	4	(1)	7
Balance at the end of the year	$795	$726	$631

Uncertain tax positions, mainly of a long-term nature, included accrued potential penalties and interest of  $94 million,  $70 million and  $38 million, at December 31, 2010, 2009 and 2008, respectively. The total amount of interest and penalties in the consolidated statements of income was  $25 million,  $31 million and  $18 million for the years ended December 31, 2010, 2009 and 2008, respectively. Substantially all the above uncertain tax positions, if recognized, would reduce our annual effective tax rate. Teva does not expect uncertain tax positions to change significantly over the next 12 months

<>e.       Tax assessments:

<>We file income tax returns in various jurisdictions with varying statutes of limitations. The Company and its subsidiaries in Israel have received final tax assessments through tax year 2004. Subsidiaries in North America and Europe have received final tax assessments mainly through tax years 2005 and 2004, respectively.

<>f.       Basis of taxation:

<>The Company and its affiliates are subject to tax in many jurisdictions and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. The Company believes that its accruals for tax liabilities are adequate for all open years. The Company considers various factors in making these assessments, including past history, recent interpretations of tax law, and the specifics of each matter. Because tax regulations are subject to interpretation and tax litigation is inherently uncertain, these assessments can involve a series of complex judgments regarding future events.

<>Non-Israeli subsidiaries are taxed according to the tax laws in their respective country of residence. Certain manufacturing subsidiaries operate in several jurisdictions outside Israel, some of which benefit from tax incentives such as reduced tax rates, investment tax credits and accelerated deductions.

<>Most of the Company's industrial projects and several of its Israeli subsidiaries have been granted “Approved Enterprise” status under the Israeli Law for the Encouragement of Capital Investments. For the vast majority of such Approved Enterprises, the companies elected to apply for alternative tax benefits—the waiver of government grants in return for tax exemptions on undistributed income. Upon distribution of such exempt income, the distributing company will be subject to corporate tax at the rate ordinarily applicable to the Approved Enterprise's income. Such tax exemption on undistributed income applies for a limited period of between two to ten years, depending upon the location of the enterprise. During the remainder of the benefits period (generally until the expiration of ten years), a corporate tax rate not exceeding 25% will apply (rather than the regular corporate tax rate which was 25% in 2010 and is gradually scheduled to be reduced to 18% in 2016). One Approved Enterprise of an Israeli subsidiary of the Company enjoys special benefits under the "Strategic Investment Track" - income accrued under this track during the benefits period is exempt from tax, and dividends distributed from such income are also exempt from Israeli tax.

<>Teva is a foreign investors company, or FIC, as defined by the Israeli Investment Law. FICs are entitled to further reductions in the tax rate normally applicable to Approved Enterprises, depending on the level of foreign ownership. When foreign ownership exceeds 90%, the Approved Enterprise income is taxable at a tax rate not exceeding 10% for a 10 year period. Teva cannot assure you that it will continue to qualify as a FIC in the future or that the benefits described herein will be granted in the future.

Income not eligible for “approved enterprise” benefits is taxed at a regular rate, which was 25% in 2010.

On July 23, 2009, the Israel Economic Efficiency Law (Legislation Amendments for Applying the Economic Plan for 2009 and 2010), 2009 (the 2009 Amendment), became effective, stipulating, among other things, an additional gradual decrease in tax rates in 2011 and thereafter, as follows: 2011—24%, 2012—23%, 2013—22%, 2014—21%, 2015—20% and 2016 and thereafter—18%. Deferred income tax balances have been adjusted accordingly; the effect of such adjustment was not material.

The Company elected to compute its taxable income in accordance with Income Tax Regulations (Rules for Accounting for Foreign Investors Companies and Certain Partnerships and Setting their Taxable Income), 1986. Accordingly, the Company's taxable income or loss is calculated in U.S. dollars. Applying these regulations reduces the effect of foreign exchange rate (of NIS against the U.S. dollar) on the Company's Israeli taxable income.

FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2010
Financial Instruments And Risk Management Abstract]
Financial Instruments and Risk Management

<>NOTE 15—FINANCIAL INSTRUMENTS AND RISK MANAGEMENT:

  <><>Foreign exchange risk management:<>

<>The Group enters into forward exchange contracts in non-functional currencies and purchases and writes non-functional currency options in order to hedge the currency exposure on identifiable balance sheet items. In addition, the Group takes steps to reduce exposure by using “natural” hedging. The Company also acts to offset risks in opposite directions among the companies in the Group. The currency hedged items are usually denominated in the following main currencies: European (mainly the Euro (EUR), Hungarian Forint (HUF) and British Pound (GBP)), New Israeli Shekel (NIS) and Canadian Dollar (CAD). The writing of options is part of a comprehensive currency hedging strategy.

<>These transactions are for periods of less than one year. The counterparties to the derivatives comprised mainly of major banks and, in view of the current financial environment, the Company is monitoring the associated inherent credit risks.

  <><>Interest rate and cross-currency swaps:<>

During the second quarter of 2010, the Company entered into swap agreements with respect to its  $1 billion principal amount of 1.50% senior notes due 2012 and its  $1 billion principal amount of 3.00% senior notes due 2015.

The purpose of the interest rate swap agreements with respect to the 2012 senior notes was to change the interest rate from fixed to floating rate. As a result of these agreements, Teva paid an effective interest rate of three months LIBOR plus an average 0.41% on the  $1 billion principal amount, as compared to the stated 1.50% fixed rate. These swap agreements were terminated in November 2010.

The purpose of the interest rate and cross-currency swap agreement with respect to the 2015 senior notes was to convert the notes' denomination from dollars to euros. As a result of this agreement, Teva pays a fixed rate of 2.36% on the euro principal amount, as compared to the stated 3.00% fixed rate on the dollar principal amount.

The above transactions were accounted for by Teva as hedge accounting.

In July 2009, the Company entered into three interest rate swap agreements with respect to its  $493 million principal amount 5.55% senior notes due 2016. The purpose of the transactions was to change the interest rate from fixed to floating rate. These swap agreements were terminated in October and November 2010.

As a result of these agreements, Teva had paid an effective interest rate of six months LIBOR plus an average 1.98% on the  $493 million principal amount, as compared to the original 5.55% fixed rate. The above transactions were accounted for by Teva as hedge accounting.

  Derivative instrument disclosure:

<>The fair value of derivative instruments is comprised of:

  Asset derivatives, comprising interest rate swap agreements, designated as hedging instruments. These are reported under long-term investments and receivables, and the fair value amounted to  $10 million at December 31, 2009.
  Asset derivatives, comprising primarily foreign exchange contracts, not designated as hedging instruments for accounting purposes. These are reported under deferred taxes and other current assets, and the fair value amounted to  $17 million and  $20 million at December 31, 2010 and 2009, respectively.
  Liability derivatives, comprising interest rate and cross-currency swap agreements, designated as hedging instruments. These are reported under senior notes and loans, and the fair value amounted to  $123 million and  $10 million at December 31, 2010 and 2009, respectively.
  Liability derivatives, comprising foreign exchange contracts, not designated as hedging instruments for accounting purposes. These are reported under accounts payable, and the fair value amounted to  $16 million and  $31 million at December 31, 2010 and 2009, respectively.

Derivatives on foreign exchange contracts hedge Teva's balance sheet items from currency exposure but are not designated as hedging instruments for accounting purposes. With respect to such derivatives, losses of  $31 million and  $57 million were recognized under financial expenses—net for the years ended December 31, 2010 and 2009, respectively. Such losses offset the revaluation of the balance sheet items also booked under financial expenses—net.

With respect to the interest rate and cross-currency swap agreements, gains of  $20 million and of  $5 million were recognized under financial expenses—net for the years ended December 31, 2010 and 2009, respectively. Such gains mainly reflect the differences between the fixed interest rate and the floating interest rate.

  Derivative instruments in connection with the ratiopharm acquisition

In anticipation of the closing of the ratiopharm acquisition, the Company entered into derivative transactions, which include forward and option contracts, in the amount of €1.5 billion, in order to partially hedge the euro-denominated acquisition commitment of €3.6 billion. As these transactions did not qualify for hedge accounting, the change in fair value of these transactions was recognized under finance expenses—net, resulting in a loss of  $102 million for the year ended December 31, 2010.

FINANCIAL EXPENSES NET	12 Months Ended
Dec. 31, 2010
Financial Expenses Net [Abstract]
Financial Expenses - Net
NOTE 16—FINANCIAL EXPENSES- NET:
	Year ended December, 31
	2010	2009	2008

	U.S. $ in millions
Interest expenses and other bank charges	$202	$230	$201
Losses from hedging transactions in connection with the ratiopharm acquisition	102	-	-
Income from investments	(57)	(58)	(127)
Foreign exchange (gain) losses—net	(22)	24	(5)
Settlement*	-	-	(100)
Other than temporary impairment of securities	-	6	376
Total finance expense	$225	$202	$345

*	Financial income in 2008 included a $100 million cash payment received in connection with a settlement agreement with an institution regarding Teva’s auction rate securities portfolio, which Teva continues to hold.

LEGAL SETTLEMENTS, IMPAIRMENT, RESTRUCTURING AND ACQUISITION COSTS	12 Months Ended
Dec. 31, 2010
Legal Settlements Impairment Restructuring And Acquisition Costs [Abstract]
Legal Settlements, Impairment, Restructuring and Acquisition Costs
NOTE 17—LEGAL SETTLEMENTS, ACQUISITION, RESTRUCTURING AND OTHER EXPENSES AND IMPAIRMENT:

Legal settlements, impairment, restructuring and other expenses consisted of the following:

	Year ended December 31 ,
	2010	2009	2008

	U.S. $ in millions
Restructuring and other expenses	$260	$90	$—
Impairment of long lived assets (see also notes 6 and 7)	124	110	107
Acquisition costs	24	4	—
Legal settlements	2	434	17
Total	$410	$638	$124

The restructuring and other expenses relate mainly to integration of new businesses under the new accounting rules, which in previous business combinations were included in the purchase price allocation, as well as cost reduction initiatives comprising closure of certain manufacturing and R&D facilities, and streamlining the staff functions and work force to achieve these goals.

Approximately half of the restructuring expense amount was paid through December 31, 2010 and the balance is expected to be paid during 2011.

<><>The restructuring and other expenses of  $260 million for the year ended December 31, 2010 is comprised of severance costs of  $187 million, costs related to regulatory actions taken in facilities of  $47 million, contract termination costs of  $17 million, and shut down and other costs of  $9 million.

Impairment of long lived assets of  $124 million for the year ended December 31, 2010 includes mainly impairments of intangible assets and fixed assets as a result of the decisions to restructure the Irvine facility. Impairment of long lived assets of  $110 million for the year ended December 31, 2009 included mainly impairment of fixed assets.

<>Legal settlements for the year ended December 31, 2009 includes mainly settlement in connection with drug pricing and intellectual property lawsuits.

ENTITY-WIDE DISCLOSURES	12 Months Ended
Dec. 31, 2010
Entity Wide Disclosures [Abstract]
Entity-Wide Disclosures
NOTE 18 – ENTITY WIDE DISCLOSURE:
a.) Net sales by geographic area were as follows:
	Year ended December 31,
	2010	2009	2008

	U.S. $ in millions
North America	$9,988	$8,585	$6,413
Europe	3,947	3,271	2,976
International *	2,186	2,043	1,696
	$16,121	$13,899	$11,085
* Of which Israel	$566	$500	$476

  <>Net sales to one major customer of total consolidated sales for the years ended December 31, 2010, 2009 and 2008 were 16%, 16% and 13%, respectively. The balance due from the Company's largest customer accounted for 23% of the gross trade accounts receivable at December 31, 2010. Sales reserves and allowances on these balances are recorded in current liabilities (refer to note 1q). Accordingly, the net balance of the Company's largest customer is much lower.
  Net sales of Copaxone<®> were approximately 18%, 18% and 16% of total net sales for the years ended December 31, 2010, 2009 and 2008, respectively.

  Net sales by product lines were as follows:

	Year ended December 31,
	2010	2009	2008

	U.S. $ in millions
Generics and other*	$10,917	$9,340	$7,719
Innovative products	3,202	2,665	1,922
Speciality respiratory products	875	898	778
Active pharmaceutical ingredients	641	565	603
Women’s health	374	357	—
Biosimilars	112	74	63
	$16,121	$13,899	$11,085

*	“Other” includes non-promoted branded products, medical devices, over-the-counter products, distributed products and animal health products.

e.) Net sales by therapeutic category, as a percentage of total sales, were as follows:

	Year ended December 31,
	2010	2009	2008
Anticancer and autoimmune	22%	22%	20%
Central nervous system	20%	16%	24%
Cardiovascular	12%	11%	13%
Gastrointestinal and metabolism	11%	10%	12%
Genito urinary system and sex hormones	8%	10%	2%
Respiratory	8%	8%	10%
Anti-infectives (includes antibiotics)	6%	6%	6%
Musculoskeletal	2%	3%	3%
Other*	11%	14%	10%
	100%	100%	100%

* Includes eight other therapeutic categories.

f.) Property, plant and equipment—by geographical location were as follows:
	December 31,
	2010	2009

	U.S. $ in millions
Israel	$1,227	$1,084
United States	704	712
Hungary	334	299
Germany	313	11	*
Croatia	309	339
United Kingdom	275	293
Other	1,195	1,028	*
	$4,357	$3,766

* Reclassified.

EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Abstract]
Earnings Per Share
NOTE 19—EARNINGS PER SHARE:

The net income attributable to Teva and the weighted average number of shares used in computation of basic and diluted earnings per share for the years ended December 31, 2010, 2009 and 2008 are as follows:

	2010	2009	2008

	(U.S. in millions)
Net income attributable to Teva	$3,331	$2,000	$609
Interest expense on convertible senior debentures, and issuance costs, net of tax benefits	44	1	5
Net income used for the computation of diluted earnings per share	$3,375	$2,001	$614

Weighted average number of shares used in the computation of basic earnings per share	896	872	780
Add:
Additional shares from the assumed exercise of employee stock options and unvested RSUs	6	7	10
Weighted average number of additional shares issued upon the assumed conversion of convertible senior debentures	19	17	30
Weighted average number of shares used in the computation of diluted earnings per share	921	896	820

<>In computing diluted earnings per share for the years ended December 31, 2009 and 2008, no account was taken of the potential dilution of convertible senior debentures and convertible senior subordinated notes, issuable upon assumed conversion, amounting to 16 million and 17 million weighted average shares, respectively, since they had an anti-dilutive effect on earnings per share.

<>The following table details the number of ordinary shares and special shares less treasury shares as of each balance sheet date:

	December 31,
	2010	2009	2008

	(Number of shares, in millions)
Ordinary shares—issued	937	923	889
Special shares—exchangeable into ordinary shares (see note 13a)	5	5	5
	942	928	894
Less—treasury shares	40	38	38
	902	890	856

SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS	12 Months Ended
Dec. 31, 2010
Schedule Of Valuation And Qualifying Accounts [Abstract]
Schedule of Valuation and Qualifying Accounts
TEVA PHARMACEUTICAL INDUSTRIES LIMITED
SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS
Three Years Ended December 31, 2010
(U.S. $ in millions)

Column A	Column B	Column C		Column D	Column E

	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts	Deductions	Balance at end of period
Allowance for doubtful accounts:
Year ended December 31, 2010	$99	$29	$9	$(11)	$126
Year ended December 31, 2009	$112	$13	$(20)	$(6)	$99
Year ended December 31, 2008	$83	$7	$30	$(8)	$112

Allowance in respect of carryforward tax losses:
Year ended December 31, 2010	$121	$77	$24	$(11)	$211
Year ended December 31, 2009	$108	$16	$(8)	$5	$121
Year ended December 31, 2008	$78	$14	$25	$(9)	$108

SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies [Abstract]
General

<>a.       General:

<>Operations

<>Teva Pharmaceutical Industries Limited (the “Company”), headquartered in Israel, together with its subsidiaries and associated companies (“Teva” or the “Group”), is engaged in the development, manufacturing, marketing and distribution of pharmaceuticals. The majority of the Group's sales are in North America and Europe. The Group's main manufacturing facilities are located in Israel, Hungary, United States, Germany, Canada, Ireland, the United Kingdom, the Czech Republic, Croatia and Poland.

<>Accounting principles

<>The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”).

<>Functional currency

<>A major part of the Group's operations is carried out by the Company and its subsidiaries in the United States and Israel. The functional currency of these entities is the U.S. dollar (“dollar” or “ $”).

<>The functional currency of the remaining subsidiaries and associated companies in most instances is their relevant local currency. The financial statements of those companies are included in consolidation, based on translation into U.S. dollars. Assets and liabilities are translated at year-end exchange rates, while revenues and expenses are translated at monthly average exchange rates during the year. Differences resulting from translation are presented in equity, under accumulated other comprehensive income.

<>The financial statements of subsidiaries in a highly inflationary economy are remeasured as if the functional currency were the U.S. dollar, our reporting currency. A highly inflationary economy is one that has cumulative inflation of approximately 100 percent or more over a 3-year period.

<>Use of estimates in the preparation of financial statements

<>The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reported years. Actual results could differ from those estimates.

<>As applicable to these consolidated financial statements, the most significant estimates and assumptions relate to sales reserves and allowances, uncertain tax positions, intangible assets, purchase price allocation on acquisitions, contingencies and valuation of goodwill.

Subsequent events<>

The Company has evaluated subsequent events up to the filing date of these financial statements.

Principles of consolidation

<>b.       Principles of consolidation:

<>The consolidated financial statements include the accounts of the Company and its majority- owned subsidiaries and Variable Interest Entities ("VIEs") for which the Company is considered a primary beneficiary. Primary beneficiary is defined as when the Company has both the power to direct the activities of the VIE that most significantly impact the VIE's economic performance and the obligation to absorb losses or receive benefits from the VIE.

Significant intercompany transactions and balances are eliminated in consolidation; significant profits from intercompany sales, not yet realized outside the Group, are also eliminated; non-controlling interests are included in equity.

Investee companies

<>c.       Investee companies:

<>Investments in entities in which the company has a significant influence are accounted for using the equity method and included within "long-term investments and receivables". Under the equity method, the Company generally recognizes its proportionate share of income or loss of the entity. Other non-marketable equity investments are carried at cost. The Company also reviews these investments for impairment whenever events indicate the carrying amount may not be recoverable.

Cash and cash equivalents

<>d.       Cash and cash equivalents:

<>All highly liquid investments, which include short-term bank deposits and money market instruments, that are not restricted as to withdrawal or use, and short-term debentures, the period to maturity of which did not exceed three months at the time of investment, are considered to be cash equivalents.

Inventories

<>e.       Inventories:

<>Inventories are valued at the lower of cost or market. Cost of raw and packaging materials and purchased products is determined mainly on a “moving average” basis. Cost of finished products and products in process is determined as follows: the raw and packaging materials component—mainly on a “moving average” basis; the capitalized production costs component—on an average basis over the production period.

<>e.       Inventories:

<>Inventories are valued at the lower of cost or market. Cost of raw and packaging materials and purchased products is determined mainly on a “moving average” basis. Cost of finished products and products in process is determined as follows: the raw and packaging materials component—mainly on a “moving average” basis; the capitalized production costs component—on an average basis over the production period.

Marketable securities

<>f.       Marketable securities:

<>Marketable securities consist mainly of money market funds and debt securities classified as available-for-sale and are recorded at fair value. The fair value of quoted securities is based on current market value. When securities do not have an active market, fair value is determined using a valuation model. This model is based on reference to other instruments with similar characteristics, or a discounted cash flow analysis, or other pricing models making use of market inputs and relying as little as possible on entity-specific inputs. Changes in fair value, net of taxes, are reflected in other comprehensive income (loss).

<>Factors considered in determining whether a loss is temporary include the extent to which fair value has been less than the cost basis, the financial condition and near-term prospects of the investee based on the credit rating, and our intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value. If an other-than-temporary impairment exists for debt securities, we separate the other-than-temporary impairment into the portion of the loss related to credit factors, or the credit loss portion, and the portion of the loss that is not related to credit factors, or the non-credit loss portion. The credit loss portion is the difference between the amortized cost of the security and our best estimate of the present value of the cash flows expected to be collected from the debt security. The non-credit loss portion is the residual amount of the other-than-temporary impairment. The credit loss portion is recorded as a charge to earnings, and the non-credit loss portion is recorded as a separate component of other comprehensive income (loss).

<>f.       Marketable securities:

<>Marketable securities consist mainly of money market funds and debt securities classified as available-for-sale and are recorded at fair value. The fair value of quoted securities is based on current market value. When securities do not have an active market, fair value is determined using a valuation model. This model is based on reference to other instruments with similar characteristics, or a discounted cash flow analysis, or other pricing models making use of market inputs and relying as little as possible on entity-specific inputs. Changes in fair value, net of taxes, are reflected in other comprehensive income (loss).

<>Factors considered in determining whether a loss is temporary include the extent to which fair value has been less than the cost basis, the financial condition and near-term prospects of the investee based on the credit rating, and our intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value. If an other-than-temporary impairment exists for debt securities, we separate the other-than-temporary impairment into the portion of the loss related to credit factors, or the credit loss portion, and the portion of the loss that is not related to credit factors, or the non-credit loss portion. The credit loss portion is the difference between the amortized cost of the security and our best estimate of the present value of the cash flows expected to be collected from the debt security. The non-credit loss portion is the residual amount of the other-than-temporary impairment. The credit loss portion is recorded as a charge to earnings, and the non-credit loss portion is recorded as a separate component of other comprehensive income (loss).

Property, plant and equipment

<>g.       Property, plant and equipment:

<>Property, plant and equipment are stated at cost, after deduction of the related investment grants, and depreciated using the straight-line method over the estimated useful life of the assets: buildings, between 25 to 50 years, mainly 33 years; machinery and equipment, 7-15 years; and other assets, between 5 to 17 years, mainly 9 years.

<>g.       Property, plant and equipment:

<>Property, plant and equipment are stated at cost, after deduction of the related investment grants, and depreciated using the straight-line method over the estimated useful life of the assets: buildings, between 25 to 50 years, mainly 33 years; machinery and equipment, 7-15 years; and other assets, between 5 to 17 years, mainly 9 years.

Goodwill and indefinite life intangible assets

<>h.       Goodwill:

<>Goodwill reflects the excess of the consideration paid or transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. <>Goodwill is not amortized but rather is tested for impairment annually per reporting unit at the end of each year, or whenever events or circumstances present an indication of impairment.

The goodwill impairment test is applied using a two-step approach. If the reporting unit carrying amount exceeds the fair value, the second step of the goodwill impairment test will be performed to measure the amount of the impairment, if any.

Definite life intangible assets

i<>.       Identifiable intangible assets:

Identifiable intangible assets are comprised of definite life intangible assets and indefinite life intangible assets.

<>Definite life intangible assets consist mainly of acquired marketing and other rights relating to products in respect of which an approval for marketing was received from the U.S. Food and Drug Administration (“FDA”) or the equivalent agencies in other countries.

<>Definite life intangible assets are amortized using mainly the straight-line method over their estimated period of useful life of between 5 to 20 years, mainly 12 years. Amortization of acquired developed products is recorded under cost of sales. Amortization of marketing and distribution rights is recorded under selling and marketing expenses.

Indefinite life intangible assets are comprised of trade names and research and development in-process. Indefinite life intangible assets are not amortized but rather are tested for impairment annually at December 31 of each year, or whenever events or circumstances present an indication of impairment.

In connection with business combinations consummated through December 31, 2008, amounts assigned to tangible and intangible assets to be used in particular research and development projects that have not reached technological feasibility and have no alternative future use were charged to “acquisition of research and development in process” at the acquisition date. Commencing January 1, 2009, acquired research and development in-process in a business combination was no longer expensed on acquisition, but instead is capitalized. Upon initial recognition, these assets are treated similarly to indefinite life intangible assets until the related research and development efforts are either completed or abandoned. In the reporting period where they are treated as indefinite life intangible assets, they are not amortized but rather are tested for impairment annually at the end of each year, or whenever events or circumstances present an indication of impairment. Upon completion or abandonment of the related research and development efforts, management determines the remaining useful life of the intangible assets and amortizes them accordingly.

Impairment in value of long-lived assets

l<>.       Impairment in value of long-lived assets:

<>The Company tests long-lived assets, including definite life intangible assets, for impairment, whenever events or circumstances present an indication of impairment. For indefinite life intangible assets, the impairment test consists of a comparison of the fair value of the intangible assets to their carrying amounts. When required, the Company records charges for impairment of long-lived assets for the amount by which the present value of future cash flows, or some other fair value measure, is less than the carrying value of these assets (see also notes 6 and 7).

l<>.       Impairment in value of long-lived assets:

<>The Company tests long-lived assets, including definite life intangible assets, for impairment, whenever events or circumstances present an indication of impairment. For indefinite life intangible assets, the impairment test consists of a comparison of the fair value of the intangible assets to their carrying amounts. When required, the Company records charges for impairment of long-lived assets for the amount by which the present value of future cash flows, or some other fair value measure, is less than the carrying value of these assets (see also notes 6 and 7).

Convertible senior debentures

m<>.       Convertible senior debentures:

<>The Company separates the liability and equity components of convertible debt instruments that may be settled in cash (including partial cash settlement) so that the interest on the Company's convertible debt is at a market rate. This accounting treatment results in the bifurcation of the convertible debt security into a debt component (which is recorded at an amount lower than its face) and an equity component (which represents the fair value of the conversion feature). The debt component is accreted over the period until the debt is first due or putable by the holder, with accretion of the resulting discount on the debt recognized as part of interest expense in the consolidated statements of income.

m<>.       Convertible senior debentures:

<>The Company separates the liability and equity components of convertible debt instruments that may be settled in cash (including partial cash settlement) so that the interest on the Company's convertible debt is at a market rate. This accounting treatment results in the bifurcation of the convertible debt security into a debt component (which is recorded at an amount lower than its face) and an equity component (which represents the fair value of the conversion feature). The debt component is accreted over the period until the debt is first due or putable by the holder, with accretion of the resulting discount on the debt recognized as part of interest expense in the consolidated statements of income.

Comprehensive income

n<>.       Comprehensive income:

<>Comprehensive income, net of related taxes where applicable, includes, in addition to net income: (i) currency translation adjustments; (ii) unrealized holding gains and losses on available-for-sale securities; (iii) gains in respect of derivative instruments designated as a cash flow hedge and (iv) additional minimum pension liability.

n<>.       Comprehensive income:

<>Comprehensive income, net of related taxes where applicable, includes, in addition to net income: (i) currency translation adjustments; (ii) unrealized holding gains and losses on available-for-sale securities; (iii) gains in respect of derivative instruments designated as a cash flow hedge and (iv) additional minimum pension liability.

Treasury shares

o<>.       Treasury shares:

<>Treasury shares are presented as a reduction of Teva shareholders' equity and carried at their cost to Teva, under “Treasury shares”.

o<>.       Treasury shares:

<>Treasury shares are presented as a reduction of Teva shareholders' equity and carried at their cost to Teva, under “Treasury shares”.

Contingencies

j<>.       Contingencies:

<>The Company and certain of its subsidiaries are involved in various patent, product liability, consumer, commercial, and environmental claims; government investigations; and other legal proceedings that arise from time to time in the ordinary course of our business. Except for income tax contingencies, we record accruals for these type of contingencies to the extent that we conclude their occurrence is probable and that the related liabilities are estimable and we record anticipated recoveries under existing insurance contracts when assured of recovery.

Tax contingencies

k<>.       Tax contingencies:

<>TThe Company records accruals for uncertain tax positions. Those accruals are recorded to the extent that the Company concludes that a tax position is not sustainable under a “more-likely-than-not” standard. In addition, the Company classifies interest and penalties recognized in the financial statements relating to uncertain tax positions under the provision for income taxes.

k<>.       Tax contingencies:

<>TThe Company records accruals for uncertain tax positions. Those accruals are recorded to the extent that the Company concludes that a tax position is not sustainable under a “more-likely-than-not” standard. In addition, the Company classifies interest and penalties recognized in the financial statements relating to uncertain tax positions under the provision for income taxes.

Revenue recognition

q<>.       Revenue recognition:

<> The Company recognizes revenues from product sales, including sales to distributors when persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable and collectability is reasonably assured. This generally occurs when products are shipped and title and risk and rewards for the products are transferred to the customer.

Revenues from product sales, are recorded net of provisions for estimated chargebacks, rebates, returns, cash discounts and other deductions, such as shelf stock adjustments, which can be reasonably estimated. When sales provisions are not considered reasonable estimable by Teva, the revenue is deferred to a future period when more information is available to evaluate the impact.

<>Provisions for chargebacks, rebates including Medicaid and other governmental program discounts, rebates and other promotional items, such as shelf stock adjustments, are included in “sales reserves and allowances” under “current liabilities”. These provisions are recognized concurrently with the sales of products. Provisions for doubtful debts and prompt payment discounts are netted against “Accounts receivable.”

<>Calculations for these deductions from sales are based on historical experience and the specific terms in the individual agreements. Chargebacks and rebates are the largest component of sales reserves and allowances. Provisions for estimating chargebacks are determined using historical chargeback experience, or expected chargeback levels and wholesaler sales information for new products, which are compared to externally obtained distribution channel reports for reasonableness. Rebates are recognized based on contractual obligations in place at the time of sales with consideration given to relevant factors that may affect the payment as well as historical experience for estimated market activity. Shelf-stock adjustments are granted to customers based on the existing inventory of a customer following decreases in the invoice or contract price of the related product and are estimated based on expected market performance. Teva records a reserve for estimated sales returns by applying historical experience of customer returns to the amounts invoiced and the amount of returned products to be destroyed versus products that can be placed back in inventory for resale.

Research and development expenses

r<>.       Research and development expenses:

<>Research and development expenses are charged to income as incurred. Participations and grants in respect of research and development expenses are recognized as a reduction of research and development expenses as the related costs are incurred, or as the related milestone is met. Upfront fees received in connection with cooperation agreements are deferred and recognized over the period of the applicable agreements as a reduction of research and development expenses.

<>Advance payments for goods or services that will be used or rendered for future research and development activities are deferred and capitalized. Such amounts are recognized as an expense as the related goods are delivered or the services are performed.

Research and development in-process acquired as part of an asset purchase, which has not reached technological feasibility and has no alternative future use, is expensed as incurred.

Income taxes

u<>.       Income taxes:

<>Deferred taxes are determined utilizing the “asset and liability” method based on the estimated future tax effects of temporary differences between the financial accounting and tax bases of assets and liabilities under the applicable tax laws, and on tax rates anticipated to be in effect when the deferred taxes are expected to be paid or realized. A valuation allowance is provided if, based upon the weight of available evidence, it is “more likely than not” that a portion of the deferred tax assets will not be realized. In the event that a valuation allowance relating to a business acquisition is subsequently reduced, the adjustment is recognized in the statement of income. Deferred tax liabilities and assets are classified as current or non-current based on the classification of the related asset or liability for financial reporting, or according to the expected reversal dates of the specific temporary differences where appropriate.

<>Deferred tax has not been provided on the following items:

<>(1) Taxes that would apply in the event of disposal of investments in subsidiaries, as it is generally the Company's intention to hold these investments, not to realize them.

<>(2) Amounts of tax-exempt income generated from the Company's current approved enterprises (see note 14f) as Teva intends to permanently reinvest these and does not intend to distribute dividends from such income. If these dividends were to be paid, the Company would have to pay additional taxes at a rate up to 15% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

<>(3) Dividends distributable from the income of foreign subsidiaries in the Group, as the Company does not expect these subsidiaries to regularly distribute dividends in the foreseeable future. If these dividends were to be paid, the Company would have to pay additional taxes at a rate of up to 25% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

Concentration of credit risks

w<>.       Concentration of credit risks:

<>Most of the Group's cash, cash equivalents and marketable securities (which amounted to  $1.5 billion at December 31, 2010) were deposited with European, U.S. and Israeli banks and financial institutions and were comprised mainly of cash deposits.

<>The generic industry, particularly in the U.S., has been significantly affected by consolidation among managed care providers, large pharmacy chains, wholesaling organizations and other buyer groups. Although North America constitutes approximately 62% of our consolidated sales and 24% of total trade accounts net of sales reserves and allowances, the exposure of credit risks relating to other trade receivables is limited, due to the relatively large number of Group customers and their wide geographic distribution. The Group performs ongoing credit evaluations of its customers for the purpose of determining the appropriate allowance for doubtful accounts and generally does not require collateral. An appropriate allowance for doubtful accounts is included in the accounts.

Derivative

x<>.       Derivatives:

<>Teva carries out transactions involving foreign exchange derivative financial instruments (mainly forward exchange contracts and written and purchased currency options). The transactions are designed to hedge the currency exposure on identifiable assets and liabilities in currencies other than the functional currency.

<>Derivatives that do not qualify for hedge accounting are recognized on the balance sheet at their fair value, with changes in the fair value recognized as a component of “financial expenses—net” in the statements of income. Derivatives that qualify as a fair value hedge are recognized on the balance sheet at their fair value, with changes in the fair value reported with the carrying amount of the hedged asset or liability.

For derivatives that qualify as cash-flow hedges, the effective portion of these derivatives' fair value is initially reported as a component of other comprehensive income and is subsequently recognized when the hedged exposure is recognized in the statements of income.

For derivatives that do not qualify for hedge accounting, the cash flows associated with these derivatives are reflected as cash flows from operating activities in the statements of cash flows.

For derivatives that qualify for hedge accounting, the cash flows associated with these derivatives are reported consistently with the classification of cash flows from the underlying hedged items that these derivatives are hedging.

<>Net premiums and discounts received (paid) on economic hedges amounted to  $(7) million,  $(9) million and  $140 million for the years ended December 31, 2010, 2009 and 2008, respectively. The cash flows associated with these derivatives are reflected as cash flows from operating activities in the statements of cash flows.

Earnings per share

v<>.       Earnings per share:

<>Basic earnings per share are computed by dividing the net income attributable to Teva by the weighted average number of ordinary shares (including special shares exchangeable into ordinary shares and fully vested RSUs) outstanding during the year, net of treasury shares.

<>In computing diluted earnings per share, basic earnings per share are adjusted to take into account the potential dilution that could occur upon: (i) the exercise of options and non-vested RSUs granted under employee stock compensation plans and one series of convertible senior debentures, using the treasury stock method; and (ii) the conversion of the remaining convertible senior debentures and subordinated notes using the “if-converted” method, by adding to net income interest expense on the debentures and amortization of issuance costs, net of tax benefits, and by adding the weighted average number of shares issuable upon assumed conversion of the debentures and subordinated notes.

Share-based compensation

p<>.       Stock-based compensation:

<>The Company measures and recognizes compensation expense for share-based awards based on estimated fair values on the date of grant using the Black-Scholes option-pricing model. This option pricing model requires estimates as to the option's expected life and the price volatility of the underlying stock.

 <>Teva values restricted stock units (“RSUs”) based on the market value of the underlying stock at the date of grant, less an estimate of dividends that will not accrue to RSUs holders prior to vesting. Teva recognizes the estimated fair value of option-based awards and RSUs, net of estimated forfeitures, as stock-based compensation costs using the graded vesting attribution method.

Shipping and handling costs

s<>.       Shipping and handling costs:

<>Shipping and handling costs, which amounted to  $202 million,  $158 million and  $154 million for the years ended December 31, 2010, 2009 and 2008, respectively, are included in selling and marketing expenses.

s<>.       Shipping and handling costs:

<>Shipping and handling costs, which amounted to  $202 million,  $158 million and  $154 million for the years ended December 31, 2010, 2009 and 2008, respectively, are included in selling and marketing expenses.

Advertising expenses

t<>.       Advertising expenses:

<>Advertising expenses are charged to income as incurred. Advertising expenses for the years ended December 31, 2010, 2009 and 2008 were  $243 million,  $212 million and  $87 million, respectively.

t<>.       Advertising expenses:

<>Advertising expenses are charged to income as incurred. Advertising expenses for the years ended December 31, 2010, 2009 and 2008 were  $243 million,  $212 million and  $87 million, respectively.

Fair value measurement

y<>.       Fair value measurement:

<>The Company measures fair value and discloses fair value measurements for financial and non-financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accounting standard establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers counterparty credit risk in its assessment of fair value.

z<>.       Collaborative arrangements:

<>A Collaborative agreements are contractual arrangements in which the parties are active participants to the arrangement and are exposed to the significant risks and rewards that are dependent on the ultimate commercial success of the endeavor. Refer to note 2d.

The Company recognizes revenue generated and costs incurred on sales to third parties as it relates to a collaborative agreement as gross or net, based on accounting guidance relating to “Reporting Revenue Gross as a Principal versus Net as an Agent.” If the Company is the principal participant in a transaction, revenues are recorded on a gross basis; otherwise, revenues are recorded on a net basis. The guidance also requires that payments between the Company and the counterparty to the collaborative agreement be accounted for in accordance with already existing generally accepted accounting principles, unless none exist, in which case a reasonable, rational, consistent method should be used.

<>aa.       Segment reporting:

<> Teva evaluated its organization structure under a notion of “One Teva” with functional based units of a front-end (products offerings) and back-end (operations and research and development) unified organization. Accordingly, <>Teva concluded that it has one operating segment. Entity-wide disclosures on sales and property, plant and equipment are presented in note 18.

ab<>.       Reclassifications:

<>Certain comparative figures have been reclassified to conform to the current year presentation.

<>ac.       Recently issued accounting pronouncements:

In December 2010, the FASB issued amendments to the disclosure of pro forma information for business combinations. These amendments are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010 (early adoption is permitted). The amendments clarify the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented. The amendments also improve the usefulness of the pro forma revenue and earnings disclosures by requiring a description of the nature and amount of material, nonrecurring pro forma adjustments that are directly attributable to the business combination(s). Teva believes that the adoption will not have a material impact on its consolidated financial statements.

In December 2010, the FASB issued a clarification of the accounting treatment of fees paid to the federal government by pharmaceutical manufacturers. These amendments are effective January 1, 2011, when the fee initially becomes effective. These amendments specify that the liability for the fee should be estimated and recorded in full upon the first qualifying sale with a corresponding deferred cost amortized to expense using a straight-line method of allocation unless another method better allocates the fee over the calendar year over which it is payable. Teva believes that the adoption will not have a material impact on its consolidated financial statements.

In April 2010, the FASB issued an amendment to the accounting and disclosure for revenue recognition—milestone method. This amendment, effective for fiscal years beginning on or after June 15, 2010 (early adoption is permitted), provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research and development transactions. Teva believes that the adoption of the amendment will not have a material impact on its consolidated financial statements.

<>In January 2010, the FASB updated the “<>Fair Value Measurements Disclosures<>”. More specifically, this update requires (a) an entity to disclose separately the amounts of significant transfers in and out of Levels 1 and 2 fair value measurements and to describe the reasons for the transfers; and (b) information about purchases, sales, issuances and settlements to be presented separately (i.e. present the activity on a gross basis rather than net) in the reconciliation for fair value measurements using significant unobservable inputs (Level 3 inputs). This update clarifies existing disclosure requirements for the level of disaggregation used for classes of assets and liabilities measured at fair value, and requires disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements using Level 2 and Level 3 inputs. As applicable to Teva, this became effective as of the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010 and for interim reporting periods within those years. As applicable to Teva, the adoption of the new guidance did not have a material impact on its consolidated financial statements.

In October 2009, the FASB issued amendments to the accounting and disclosure for revenue recognition. These amendments, effective for fiscal years beginning on or after June 15, 2010 (early adoption is permitted), modify the criteria for recognizing revenue in multiple element arrangements and require companies to develop a best estimate of the selling price to separate deliverables and allocate arrangement consideration using the relative selling price method. Additionally, the amendments eliminate the residual method for allocating arrangement considerations. Teva believes that the adoption will not have a material impact on its consolidated financial statements.

NOTE 3 – FAIR VALUE MEASUREMENT:

Financial items carried at fair value as of December 31, 2010 and 2009 are classified in the tables below in one of the three categories described in note 1y:

__________________________

*        Marketable securities consist mainly of debt securities and equity securities classified as available-for-sale and are recorded at fair value. The fair value of quoted securities is based on current market value (Level 1 input) or observable prices (Level 2 input). When securities do not have an active market or observable prices, fair value is determined using a valuation model (Level 3 input). This model is based on reference to other instruments with similar characteristics, or a discounted cash flow analysis, or other pricing models making use of market inputs and relying as little as possible on entity-specific inputs.

**        Derivatives primarily represent foreign currency, option contracts, interest rate and cross-currency swaps which are valued primarily based on observable inputs including interest rate curves and both forward and spot prices for currencies.

Teva's financial instruments consist mainly of cash and cash equivalents, marketable securities, current and non-current receivables, short-term credit, accounts payable and accruals, long-term loans and other long-term senior notes and loans, convertible senior debentures and derivatives.

The fair value of the financial instruments included in working capital and non-current receivables approximates their carrying values. The fair value of long-term bank loans and senior notes also approximates their carrying value, since they bear interest at rates close to the prevailing market rates. The fair value of the senior notes, convertible senior debentures and interest rate swap agreements included under long-term liabilities amounted to  $4,342 million and  $2,150 million at December 31, 2010 and 2009, respectively, based on quoted market values and prevailing market rates. The fair value of interest rate swap agreements included under long term investments and receivables amounted to  $10 million at December 31, 2009.

The fair values and the carrying amounts of derivatives and convertible senior debentures with an earliest date of redemption within 12 months are assets of  $17 million and  $20 million (derivatives) and liabilities of  $1,232 million and  $771 million (convertible senior debentures and derivatives) at December 31, 2010 and 2009, respectively. The fair value of derivatives generally reflects the estimated amounts that Teva would receive or pay to terminate the contracts at the reporting dates.

Changes in fair value of available for sale securities, net of taxes, are reflected in other comprehensive income. Unrealized losses considered to be temporary are reflected in other comprehensive income; unrealized losses that are considered to be other-than-temporary are charged to income as an impairment charge. On April 1, 2009, the Company adopted an accounting pronouncement that changes the method for determining whether other-than-temporary impairment exists for debt securities and the amount of the impairment to be recorded in earnings. At December 31, 2010 and 2009, the credit loss was  $266 and  $293 million, respectively.

Costs associated with exit or disposal activities or restructurings

The restructuring and other expenses relate mainly to integration of new businesses under the new accounting rules, which in previous business combinations were included in the purchase price allocation, as well as cost reduction initiatives comprising closure of certain manufacturing and R&D facilities, and streamlining the staff functions and work force to achieve these goals.

Approximately half of the restructuring expense amount was paid through December 31, 2010 and the balance is expected to be paid during 2011.

<><>The restructuring and other expenses of  $260 million for the year ended December 31, 2010 is comprised of severance costs of  $187 million, costs related to regulatory actions taken in facilities of  $47 million, contract termination costs of  $17 million, and shut down and other costs of  $9 million.

Impairment of long lived assets of  $124 million for the year ended December 31, 2010 includes mainly impairments of intangible assets and fixed assets as a result of the decisions to restructure the Irvine facility. Impairment of long lived assets of  $110 million for the year ended December 31, 2009 included mainly impairment of fixed assets.

<>Legal settlements for the year ended December 31, 2009 includes mainly settlement in connection with drug pricing and intellectual property lawsuits.

CERTAIN TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2010
Certain Transactions Tables [Abstract]
Estimated fair values of assets acquired and liabilities assumed
U.S. $
in millions
Current assets	$1,218
Investment and non-current assets	40
Property, plant and equipment	369
Identifiable intangible assets:
Existing product rights	1,668
Trade name	139
Research and development in-process	501
Goodwill	2,755
Total assets acquired	6,690

Current liabilities	916
Long-term liabilities, including deferred taxes	594
Total liabilities assumed	1,510
Net assets acquired	$5,180

U.S. $
in millions
Current assets	$2,447
Investment and non-current assets	263
Property, plant and equipment	842
Identifiable intangible assets:
Existing products and trade name	2,784
Research and development in-process	988
Goodwill	4,638
Total assets acquired	11,962

Current liabilities	1,594
Long-term liabilities, including deferred taxes	2,790
Non-controlling interests	42
Total liabilities assumed and non-controlling interests	4,426
Net assets acquired	$7,536

Cost of investment
Issuance of shares and stock options	$2,928
Cash paid	4,574
Transaction costs	34
$7,536

Pro forma financial information
	Year ended December 31,
	2010	2009

	(U.S. $ in millions, except earnings per share)
	(Unaudited)
Net sales	$17,396	$16,193
Net income attributable to Teva	$3,421	$1,962

Earnings per share:
Basic	$3.82	$2.25
Diluted	$3.76	$2.19

Year ended December 31,
2008

(U.S. $ in millions, except earnings per share)
(Unaudited)
Net sales	$13,747
Net income attributable to Teva	$145

Earnings per share:
Basic	$0.17
Diluted	$0.16

FAIR VALUE MEASUREMENT (Tables)	12 Months Ended
Dec. 31, 2010
Fair Value Measurement Tables [Abstract]
Financial items carried at fair value
	December 31, 2010
	U.S. $ in millions
	Level 1	Level 2	Level 3	Total
Cash and cash equivalents:
Money markets	$389	$—	$—	$389
Cash deposits and other	859	—	—	859
Marketable securities*:
Auction rate securities	—	—	77	77
Collateral debt obligations	9	—	1	10
Equity securities	109	—	—	109
Structured investment vehicles	—	82	—	82
Other—mainly debt securities	23	—	—	23
Derivatives**
Liability derivatives—mainly options and forward contracts	—	(16)	—	(16)
Interest rate and cross-currency swaps (liabilities)	—	(123)	—	(123)
Asset derivatives—mainly options and forward contracts	—	17	—	17

Total	$1,389	$(40)	$78	$1,427

	December 31, 2009
	U.S. $ in millions
	Level 1	Level 2	Level 3	Total
Cash and cash equivalents:
Money markets	$512	$—	$—	$512
Cash deposits and other	1,483	—	—	1,483
Marketable securities*:
Auction rate securities	—	—	75	75
Collateral debt obligations	13	—	1	14
Equity securities	104	—	—	104
Structured investment vehicles	—	37	—	37
Other—mainly debt securities	240	—	—	240
Derivatives—net**	—	(11)	—	(11)

Total	$2,352	$26	$76	$2,454

Activity for financial assets estimated utilizing Level 3 inputs
The following table summarizes the activity for those financial assets where fair value measurements are estimated utilizing Level 3 inputs.

	2010	2009

	U.S. $ in millions
Carrying value as of January 1	$76	$98
Amount realized	(9)	(8)
Change from Level 2 to Level 3 due to lack of active market	—	1
Net change to fair value:
Included in earnings— financial income (expenses)	7	(2)
Included in other comprehensive income	4	(13)

Carrying value as of December 31	$78	$76

MARKETABLE SECURITIES (Tables)	12 Months Ended
Dec. 31, 2010
Marketable Securities Tables [Abstract]
Available-for-sale securities
	Fair value	Amortized cost	Gross unrealized holding gains	Gross unrealized holding losses

	(U.S. $ in millions)
December 31, 2010	$684	$639	$52	$7
December 31, 2009	$983	$949	$51	$17

Marketable securities
	December 31,
	2010	2009

	U.S. $ in millions
Cash and cash equivalenets, mainly money market funds	$392	$513
Short-term investments	27	253
Long-term investments and receivables	265	217
	$684	$983

Contractual maturities of debt securities
The contractual maturities of debt securities, including treasury bills, are as follows:
December 31,
2010

(U.S. $ in millions)
2011	$419
2012	5
2013	9
2014	10
2015	0
2016 and thereafter	132
$575

INVENTORIES (Tables)	12 Months Ended
Dec. 31, 2010
Inventories Tables [Abstract]
Inventory current
NOTE 5—INVENTORIES:
Inventories consisted of the following:
	December 31,
	2010	2009

	(U.S. $ in millions)
Raw and packaging materials	$1,237	$1,072
Products in process	579	522
Finished products	1,948	1,658

	3,764	3,252
Materials in transit and payments on account	102	80

	$3,866	$3,332

PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2010
Property Plant And Equipment Tables [Abstract]
Property, plant and equipment, net
NOTE 6—PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment, net, consisted of the following:
		December 31,
		2010	2009

		(U.S. $ in millions )
	Land*	$372	$366
	Buildings	1,935	1,507
	Machinery and equipment	3,125	2,786	**
	Computer equipment and other assets	858	721	**
	Payments on account	331	311

		6,621	5,691
	Less—accumulated depreciation and amortization	2,264	1,925

		$4,357	$3,766

*	Land includes long-term leasehold rights in various locations, with useful lives of approximately 99 years.
**	Reclassified.

Depreciation expenses were $448 million, $426 million and $308 million in the years ended December 31, 2010, 2009 and 2008, respectively. During the years ended December 31, 2010 and 2009, we had impairment of property, plant and equipment in the amount of $15 million and $68 million, respectively.

GOODWILL AND INTANGIBLE ASSETS (Tables)	12 Months Ended
Dec. 31, 2010
Goodwill And Intangible Assets Tables [Abstract]
Schedule of goodwill
NOTE 7—GOODWILL AND IDENTIFIABLE INTANGIBLE ASSETS:
a.	Goodwill:

	The changes in the carrying amount of goodwill for the years ended December 31, 2010 and 2009 are as follows:
		2010	2009

		(U.S. $ in millions )
	Balance as of January 1	$12,674	$12,297
	Changes during year:
	Goodwill acquired*	2,600	315
	Translation differences	(31)	69
	Reduction of goodwill	(11)	(7)

	Balance as of December 31	$15,232	$12,674

	* In 2009, represents adjustments to the goodwill of Barr (which was acquired in 2008) in respect of changes in estimates during the allocation period relating mainly to contingencies, restructuring, property, plant and equipment, intangible assets and other accruals.

Schedule of intangible asstes
b.	Identifiable intangible assets:

1. Identifiable intangible assets consisted of the following:
	Original amount net of impairment		Accumulated amortization		Amortized balance

	December 31,
	2010	2009	2010	2009	2010	2009

	(U.S. $ in millions )
Product rights	$6,720	$5,212	$1,708	$1,256	$5,012	$3,956
Trade names	241	97	12	0	229	97
Research and development in process	510	0	0	0	510	0

Total	$7,471	$5,309	$1,720	$1,256	$5,751	$4,053

SHORT TERM DEBT (Tables)	12 Months Ended
Dec. 31, 2010
Short Term Debt Tables [Abstract]
Schedule of short term debt
NOTE 8—SHORT TERM DEBT:
a.	Short term debt:	December 31,
		2010	2009

		(U.S. $ in millions )
	Banks and financial institutions	$742	$95
	Current portion of long term senior notes and loans	690	564
	Total	$1,432	$659

LONG TERM EMPLOYEE RELATED OBLIGATIONS (Tables)	12 Months Ended
Dec. 31, 2010
Long Term Employee Related Obligations Tables [Abstract]
Long-term employee-related obligations
NOTE 9—LONG-TERM EMPLOYEE-RELATED OBLIGATIONS:
a.	Long-term employee-related obligations consisted of the following:
		December 31,
		2010	2009

		(U.S. $ in millions )
	Accrued severance pay	$147	$113
	Defined benefit plans	74	57

	Total	$221	$170

SENIOR NOTES AND LOANS (Tables)	12 Months Ended
Dec. 31, 2010
Senior Notes And Loans Tables [Abstract]
Schedule of senior notes and loans
NOTE 10—SENIOR NOTES AND LOANS:
a.	Senior notes and loans consisted of the following:
	Interest rate as of December 31, 2010	December 31,
		2010	2009

	%	U.S. $ in millions
Senior notes (1)(2)		$4,101	$1,490
Loans, mainly from banks (3)(4)	0.9 to 3.2	671	948
Debentures (4)	7.2	15	15
Credit facilities (5)		0	1,605

		4,787	4,058
Less—current portion (included under “short-term debt”)		(690)	(564)

		$4,097	$3,494

	Annual
	interest	Principal
Issuer	rate	amount issued	Due
	%	(U.S. $ in millions)
Teva Pharmaceutical Finance III, LLC	LIBOR plus 0.40	$500	December 2011

Teva Pharmaceutical Finance III, LLC *	1.5	$1,000	June 2012

Teva Pharmaceutical Finance II, B.V. *	3	$1,000	June 2015

*In June 2010, the Company entered into interest rate swap agreements (see note 15).

CONVERTIBLE SENIOR DEBENTURES (Tables)	12 Months Ended
Dec. 31, 2010
Convertible Senior Debentures Tables [Abstract]
Schedule of the main terms of convertible senior debenturs
Month Issued	Issuer	Footnote	Annual interest rate	Initial Principal amount	Principal amount at December 31, 2010	Year due	Conversion price	Number of Teva ordinary shares issuable upon full conversion at December 31, 2010	Earliest future date of redemption at issuer’s option/repurchase at holder’s option
			%	(U.S. $ in millions)			$	(in millions)
January 2004	Teva Pharmaceutical Finance II, LLC
	Series A	(1)	0.50	$460	$3	2024	36.68	*	On demand by issuer/ February 1, 2014 by holders
	Series B	(1)	0.25	$634	$10	2024	34.12	*	On demand by issuer/ February 1, 2014 by holders
January 2006	Teva Pharmaceutical Finance II, B.V.	(2)	1.75	$818	$814	2026	50.04	(See footnote 2)	February 1, 2011 by both issuer and holders
January 2006	Teva Pharmaceutical Finance Company, LLC	(3)	0.25	$575	$530	2026	46.04	(See footnote 3)	On demand by issuer/ February 1, 2011 by holders

(1)				Holders of the debentures issued in 2004 may convert the debentures into Teva shares under certain conditions detailed in the related offering document; inter alia, holders of these debentures may surrender their debentures for conversion into Teva shares during any conversion period (as defined) if the trading prices of Teva shares were more than 130% of the conversion price for twenty trading days within the first thirty trading days of each quarter (“price threshold condition”).
(2)				On February 1, 2011, these convertible senior debentures were redeemed and/or converted for an aggregate of $814 million and 1.2 million Teva shares."
(3)				These convertible senior debentures due 2026 include a “net share settlement” feature according to which the principal of the debentures will be paid in cash and in the case of conversion, only the residual conversion value above the principal will be paid in Teva shares. Due to the “net share settlement” feature, these convertible senior debentures are classified under convertible senior debentures -short term.
*				Represents an amount of less than 0.5 million.

Schedule of convertible senior debentures
During 2010, 2009 and 2008, convertible senior debentures were converted as follows:
	Year ended December 31,
	2010		2009		2008
	Principal amount converted	Number of shares converted into	Principal amount converted	Number of shares converted into	Principal amount converted	Number of shares converted into

	(U.S. $ and shares in millions)
0.5% Convertible Senior Debentures due 2024	$34	1	$412	11	$0	0
0.25% Convertible Senior Debentures due 2024	57	2	553	16	0	0
0.25% Convertible Senior Debentures due 2026	45	*	0	0	0	0
4.5% Convertible Senior Debentures due 2008	0	0	0	0	89	2
	$136	3	$965	27	$89	2

* Represents an amount of less than 0.5.

The convertible senior debentures, including accrued interest, are reflected in the balance sheets among:
	December 31,
	2010		2009

	(U.S. $ in millions )
Current liabilities	$1,346	*	$649	*
Long-term liabilities	13		817

	$1,359		$1,466

EQUITY (Tables)	12 Months Ended
Dec. 31, 2010
Equity Tables [Abstract]
Status of option plans
	Year ended December 31,
	2010		2009		2008
	Number (in thousands)	Weighted average exercise price	Number (in thousands)	Weighted average exercise price	Number (in thousands)	Weighted average exercise price
		$		$		$
Balance outstanding at beginning of year	30,057	38.66	29,212	31.54	35,380	27.57
Changes during the year:
Granted*	6,062	50.62	8,504	51.91	4,512	41.42
Exercised	(7,273)	24.53	(6,805)	24.70	(9,273)	20.58
Forfeited	(682)	43.29	(854)	37.90	(1,407)	35.51
Balance outstanding at end of year	28,164	44.89	30,057	38.66	29,212	31.54
Balance exercisable at end of year	9,862	36.17	12,719	28.77	15,291	24.38

* In 2008, options granted include 0.3 million vested stock options issued in connection with the acquisition of Barr. See note 2b.

Schedule of ordinary shares issued upon outstanding options
The following tables summarize information at December 31, 2010 regarding the number of ordinary shares issuable upon: (1) outstanding options and (2) vested options.
(1) Number of ordinary shares issuable upon exercise of outstanding options
Range of exercise prices			Balance at end of period (in thousands)	Weighted average exercise price	Weighted average remaining life	Aggregate intrinsic value (in thousands)
			Number of shares	$	Years	$
$10.30	-	$15.20	564	13.99	0.49	21,498
$15.21	-	$22.50	124	21.26	0.54	3,841
$22.51	-	$32.30	1,820	31.18	2.25	38,135
$32.31	-	$41.00	3,885	34.83	3.04	67,200
$41.01	-	$43.00	4,041	42.27	3.76	39,846
$43.01	-	$45.00	3,522	44.03	4.11	28,530
$45.01	-	$52.00	9,020	49.78	8.10	21,197
$52.01	-	$65.00	5,188	54.64	5.97	-
Total			28,164	44.89	5.32	220,247

Schedule of ordinary shares issued upon vested options
(2) Number of ordinary shares issuable upon exercise of vested options
Range of exercise prices			Balance at end of period (in thousands)	Weighted average exercise price	Weighted average remaining life	Aggregate intrinsic value (in thousands)
			Number of shares	$	Years	$
$10.30	-	$15.20	564	13.99	0.49	21,498
$15.21	-	$22.50	124	21.26	0.54	3,841
$22.51	-	$32.30	1,820	31.18	2.25	38,135
$32.31	-	$41.00	2,990	33.62	2.62	55,345
$41.01	-	$43.00	2,293	42.44	2.85	22,214
$43.01	-	$45.00	1,902	44.03	3.97	15,403
$45.01	-	$52.00	169	46.62	4.28	932
$52.01	-	$65.00	-	-	-	-
Total			9,862	36.17	2.75	157,368

Schedule of the number of RSUs issued and outstanding
	Year ended December 31,
	2010		2009		2008
	Number (in thousands)	Weighted average grant date fair value $	Number (in thousands)	Weighted average grant date fair value $	Number (in thousands)	Weighted average grant date fair value $
		$		$		$
Balance outstanding at beginning of year	2,063	43.51	1,511	38.13	1,608	36.64
Granted	672	47.57	920	49.91	346	41.16
Vested	(379)	37.20	(291)	37.18	(260)	35.18
Forfeited	(66)	42.22	(77)	38.17	(183)	34.87
Balance outstanding at end of year	2,290	45.78	2,063	43.51	1,511	38.13

Schedule of stock-based compensation costs
	Year ended December 31,
	2010	2009	2008

	(U.S. in millions)
Employee stock options	$56	$37	$46
Restricted stock units (“RSUs”)	24	17	17
Total stock-based compensation expense	80	54	63
Tax effect on stock-based compensation expense	11	10	7
Net effect	$69	$44	$56

Components of accumulated other comprehensive income (loss)
	December 31,
	2010	2009

	(U.S. in millions)
Currency translation adjustment, net of tax	$386	$530
Unrealized gain from available-for-sale securities, net of tax	45	34
Unrealized loss from cash flow hedge	(70)	0
Other	(11)	(9)
Comprehensive income attributable to Teva	$350	$555

INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2010
Income Tax Tables [Abstract]
Schedule of income before income taxes
NOTE 14—INCOME TAXES:
a.	Income before income taxes is composed of the following:
		Year ended December 31,
		2010	2009	2008

		(U.S. $ in millions )
The Company and its Israeli subsidiaries		$2,511	$1,561	$1,955
Non-Israeli subsidiaries*		1,135	642	(1,155)
		$3,646	$2,203	$800

*	The loss before tax in 2008 is mainly attributable to the acquisition of research and development in process which amounted to $1,402 million.

Schedule of the provision for income taxes
b.	Provision for income taxes:
		Year ended December 31,
		2010	2009	2008

		(U.S. $ in millions )
In Israel		$139	$48	$145
Outside Israel		144	118	39
		$283	$166	$184

Schedule of components of income tax
Current	560	408	490
Deferred	(277)	(242)	(306)
	$283	$166	$184

Schedule of effective income tax rate
Reconciliation of the statutory tax rate of the Company in Israel to the effective consolidated tax rate:
	Year ended December 31,
	2010	2009	2008 *

Statutory tax rate in Israel	25%	26%	27%
Increase (decrease) in effective tax rate due to:
The Company and its Israeli subsidiaries—mainly tax benefits arising from reduced tax rates under benefit programs	(18%)	(19%)	(69%)
Different effective tax rates applicable to non-Israeli subsidiaries	(1%)	(3%)	(15%)
Increase in uncertain tax positions—net	2%	4%	34%
Other—mainly acquisition of research and development in process and release of prior years’ provisions	-	-	46%
Effective consolidated tax rate	8%	8%	23%

*	The large component percentages in 2008 reflect the lower income before taxation in this year, which is primarily due to the write-off of research and development in process, as a result of the acquisitions consummated in this year, which amounted to $1,402 million.

Schedule of deferred income taxes
c.	Deferred income taxes:
		Year ended December 31,
		2010		2009

		(U.S. $ in millions )
Short-term deferred tax assets—net:		$		$
	Inventory related		227		200
	Sales reserves and allowances		166		125
	Carryforward losses and deductions		89		30
	Provisions for employee-related obligations		51		42
	Provision for legal settlements		37		126
	Other		(70)		85
			500		608
Valuation allowance—in respect of carryforward losses and deductions that may not be utilized			(21)		(22)
			479		586

Long-term deferred tax assets (liabilities)—net:
	Intangible assets		(1,318)		(1,140)
	Property, plant and equipment		(131)		(197)
	Provisions for employee related obligations		56		43
	Carryforward losses and deductions*		351		213
	Other		(39)		44
			(1,081)		(1,037)
Valuation allowance—in respect of carryforward losses and deductions that may not be utilized			(190)		(99)
			$(1,271)		$(1,136)
			$(792)		$(550)

*	This amount represents the tax effect of carry forward losses and deductions and expires as follows: 2012-2013 — $38 million; 2014-2021 — $96 million; 2022 and thereafter — $151 million. The remaining balance— $66 million—can be utilized with no expiration date.

Schedule of deferred income taxes by report caption
The deferred income taxes are reflected in the balance sheets among:
	December 31,
	2010	2009

	(U.S. $ in millions )
Current assets—deferred taxes and other current assets	$554	$614
Current liabilities—other current liabilities	(75)	(28)
Deferred taxes, deferred charges and other assets	77	105
Long-term liabilities—deferred income taxes	(1,348)	(1,241)
	$(792)	$(550)

Schedule of unrecognized tax benefits
	Year ended December 31,
	2010	2009	2008

	(U.S. $ in millions )
Balance at the beginning of the year	$726	$631	$338
Increase related to prior year tax positions, net	20	98	102
Increase related to current year tax positions	47	35	204
Tax assessment settlements	(15)	(37)	(34)
Liabilities assumed in acquisitions	13	0	14
Other	4	(1)	7
Balance at the end of the year	$795	$726	$631

FINANCIAL EXPENSES NET (Tables)	12 Months Ended
Dec. 31, 2010
Financial Expenses Net Tables [Abstract]
Schedule of financial expenses
NOTE 16—FINANCIAL EXPENSES- NET:
	Year ended December, 31
	2010	2009	2008

	U.S. $ in millions
Interest expenses and other bank charges	$202	$230	$201
Losses from hedging transactions in connection with the ratiopharm acquisition	102	-	-
Income from investments	(57)	(58)	(127)
Foreign exchange (gain) losses—net	(22)	24	(5)
Settlement*	-	-	(100)
Other than temporary impairment of securities	-	6	376
Total finance expense	$225	$202	$345

*	Financial income in 2008 included a $100 million cash payment received in connection with a settlement agreement with an institution regarding Teva’s auction rate securities portfolio, which Teva continues to hold.

LEGAL SETTLEMENTS, IMPAIRMENT, RESTRUCTURING AND ACQUISITION COSTS (Tables)	12 Months Ended
Dec. 31, 2010
Legal Settlements Acquisition And Restructuring Expenses And Impairment Tables [Abstract]
Legal settlements, impairment and restructuring charges
NOTE 17—LEGAL SETTLEMENTS, ACQUISITION, RESTRUCTURING AND OTHER EXPENSES AND IMPAIRMENT:

Legal settlements, impairment, restructuring and other expenses consisted of the following:

	Year ended December 31 ,
	2010	2009	2008

	U.S. $ in millions
Restructuring and other expenses	$260	$90	$—
Impairment of long lived assets (see also notes 6 and 7)	124	110	107
Acquisition costs	24	4	—
Legal settlements	2	434	17
Total	$410	$638	$124

ENTITY-WIDE DISCLOSURES (Tables)	12 Months Ended
Dec. 31, 2010
Entity Wide Disclosures Tables [Abstract]
Schedule of net sales by geographical area
NOTE 18 – ENTITY WIDE DISCLOSURE:
a.) Net sales by geographic area were as follows:
	Year ended December 31,
	2010	2009	2008

	U.S. $ in millions
North America	$9,988	$8,585	$6,413
Europe	3,947	3,271	2,976
International *	2,186	2,043	1,696
	$16,121	$13,899	$11,085
* Of which Israel	$566	$500	$476

Schedule of net sales by product line
	Year ended December 31,
	2010	2009	2008

	U.S. $ in millions
Generics and other*	$10,917	$9,340	$7,719
Innovative products	3,202	2,665	1,922
Speciality respiratory products	875	898	778
Active pharmaceutical ingredients	641	565	603
Women’s health	374	357	—
Biosimilars	112	74	63
	$16,121	$13,899	$11,085

*	“Other” includes non-promoted branded products, medical devices, over-the-counter products, distributed products and animal health products.

Schedule of sales percentage by therapeutic category
e.) Net sales by therapeutic category, as a percentage of total sales, were as follows:

	Year ended December 31,
	2010	2009	2008
Anticancer and autoimmune	22%	22%	20%
Central nervous system	20%	16%	24%
Cardiovascular	12%	11%	13%
Gastrointestinal and metabolism	11%	10%	12%
Genito urinary system and sex hormones	8%	10%	2%
Respiratory	8%	8%	10%
Anti-infectives (includes antibiotics)	6%	6%	6%
Musculoskeletal	2%	3%	3%
Other*	11%	14%	10%
	100%	100%	100%

* Includes eight other therapeutic categories.

Schedule of PPE by geographical area
f.) Property, plant and equipment—by geographical location were as follows:
	December 31,
	2010	2009

	U.S. $ in millions
Israel	$1,227	$1,084
United States	704	712
Hungary	334	299
Germany	313	11	*
Croatia	309	339
United Kingdom	275	293
Other	1,195	1,028	*
	$4,357	$3,766

* Reclassified.

EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2010
Earnings Per Share Tables [Abstract]
Schedule of earnings per share
NOTE 19—EARNINGS PER SHARE:

The net income attributable to Teva and the weighted average number of shares used in computation of basic and diluted earnings per share for the years ended December 31, 2010, 2009 and 2008 are as follows:

	2010	2009	2008

	(U.S. in millions)
Net income attributable to Teva	$3,331	$2,000	$609
Interest expense on convertible senior debentures, and issuance costs, net of tax benefits	44	1	5
Net income used for the computation of diluted earnings per share	$3,375	$2,001	$614

Schedule of weighted average number of shares
Weighted average number of shares used in the computation of basic earnings per share	896	872	780
Add:
Additional shares from the assumed exercise of employee stock options and unvested RSUs	6	7	10
Weighted average number of additional shares issued upon the assumed conversion of convertible senior debentures	19	17	30
Weighted average number of shares used in the computation of diluted earnings per share	921	896	820

Rollforward of ordinary shares
	December 31,
	2010	2009	2008

	(Number of shares, in millions)
Ordinary shares—issued	937	923	889
Special shares—exchangeable into ordinary shares (see note 13a)	5	5	5
	942	928	894
Less—treasury shares	40	38	38
	902	890	856

SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS (Tables)	12 Months Ended
Dec. 31, 2010
Schedule Of Valuation And Qualifying Accounts Tables [Abstract]
Schedule of valuaton and qualifying accounts
TEVA PHARMACEUTICAL INDUSTRIES LIMITED
SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS
Three Years Ended December 31, 2010
(U.S. $ in millions)

Column A	Column B	Column C		Column D	Column E

	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts	Deductions	Balance at end of period
Allowance for doubtful accounts:
Year ended December 31, 2010	$99	$29	$9	$(11)	$126
Year ended December 31, 2009	$112	$13	$(20)	$(6)	$99
Year ended December 31, 2008	$83	$7	$30	$(8)	$112

Allowance in respect of carryforward tax losses:
Year ended December 31, 2010	$121	$77	$24	$(11)	$211
Year ended December 31, 2009	$108	$16	$(8)	$5	$121
Year ended December 31, 2008	$78	$14	$25	$(9)	$108

SIGNIFICANT ACCOUNTING POLICIES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Significant Accounting Policies [Abstract]
Percentage of consolidated sales in North America	62.00%
Percentage of net trade accounts receivable in North America	24.00%
Net premiums and discounts received (paid) on economic hedges	$ (7)	$ (9)	$ 140
Shipping and handling costs, which are included in selling and marketing expenses	202	158	154
Advertising expense	$ 243	$ 212	$ 87
Estimated number of years of useful lives of product rights, low end of range	5
Estimated number of years of useful lives of product rights, high end of range	20
Estimated number of years of useful lives of product rights, mainly	12
Building [Member]
Property Plant And Equipment [Line Items]
Property Plant And Equipment Useful Life Minimum	25
Property Plant And Equipment Useful Life Maximum	50
Property Plant And Equipment Useful Life Mainly	33
Other Machinery And Equipment [Member]
Property Plant And Equipment [Line Items]
Property Plant And Equipment Useful Life Minimum	7
Property Plant And Equipment Useful Life Maximum	15
Other Capitalized Property Plant And Equipment [Member]
Property Plant And Equipment [Line Items]
Property Plant And Equipment Useful Life Minimum	5
Property Plant And Equipment Useful Life Maximum	17
Property Plant And Equipment Useful Life Mainly	9

CERTAIN TRANSACTIONS (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Acquisition Financing and Repayments
Short term loans raised in connection with the acquisition of subsidiaries	$ 1,500	$ 0	$ 1,750
Repayment of short term loans in connection with the acquisition of subsidiaries	$ 830	$ 1,750	$ 0

CERTAIN TRANSACTIONS (Details 1) Share data in Millions, except Per Share data, unless otherwise specified	12 Months Ended	0 Months Ended	12 Months Ended		0 Months Ended	12 Months Ended			12 Months Ended		12 Months Ended			12 Months Ended
	Dec. 31, 2010	Dec. 31, 2010 Ratiopharm [Member] USD ( $)	Dec. 31, 2010 Ratiopharm [Member]	Aug. 10, 2010 Ratiopharm [Member] USD ( $)	Dec. 23, 2008 Barr Pharmaceuticals [Member] USD ( $)	Dec. 31, 2010 Barr Pharmaceuticals [Member] USD ( $)	Dec. 31, 2010 Bentley Pharmaceuticals [Member]	Jul. 22, 2008 Bentley Pharmaceuticals [Member] USD ( $)	Dec. 31, 2010 Co Genesys [Member]	Feb. 21, 2008 Co Genesys [Member] USD ( $)	Dec. 31, 2010 Laboratoire Theramex [Member]	Jan. 05, 2011 Laboratoire Theramex [Member] EUR ( €)	Jan. 05, 2011 Laboratoire Theramex [Member] USD ( $)	Dec. 31, 2010 Infarmasa [Member]
Business Acquisition [Line Items]
Date acquired			August 10, 2010			December 23, 2008	July 22, 2008		February 21, 2008		January 5, 2011			January 26, 2011
Acquiree included in consolidated results from this date			August 2010			January 1, 2009	August 1, 2008		March 1, 2008
Business Acquisition Cost Of Acquired Entity Purchase Price [Abstract]
Purchase price in US dollars				$ 5,200,000,000	$ 7,536,000,000			$ 366,000,000		$ 412,000,000			$ 360,000,000
Purchase price in a currency other than US dollars												269,000,000
Portion of purchase price paid in cash				5,200,000,000	4,574,000,000			366,000,000		412,000,000			360,000,000
Amount borrowed to fund a portion of the cash component of the purchase price				1,500,000,000
Issuance of shares and stock options in a business combinaiton transaction					2,928,000,000
Amount of acquisition financing repaid		830,000,000
Transaction costs					34,000,000
Shares issued as consideration for the acquisition					69
Shares issued as consideration for the acquisition stated as a percentage of issued Teva shares before the transaction					8.00%
Per share price paid for acquiree's shares					$ 39.9
Exchange rate of Tevas shares for each share of acquiree					0.63%
Additional restructuring provisions recorded,mainly related to severance pay, termination of certain agreements and other exit costs					454,000,000
Restructuring And Related Cost Cost Incurred To Date						286,000,000
Assets acquired
Current assets				1,218,000,000	2,447,000,000
Investment and other non-current assets				40,000,000	263,000,000
Property, plant and equipment				369,000,000	842,000,000
Identifiable intangible asset - existing product rights				1,668,000,000				170,000,000
Identifiable intangible asset - existing trade name				139,000,000
Identifiable intangible asset - existing products and trade name					2,784,000,000
Research and development in-process				501,000,000	988,000,000			32,000,000		382,000,000
Goodwill				2,755,000,000	4,638,000,000
Total assets acquired				6,690,000,000	11,962,000,000
Liabilities assumed
Current liabilities				916,000,000	1,594,000,000
Long-term liabilities, including deferred taxes				594,000,000	2,790,000,000
Non-controlling interests					42,000,000
Total liabilities assumed and non-controlling interests				1,510,000,000	4,426,000,000
Net assets acquired				$ 5,180,000,000	$ 7,536,000,000					$ 30,000,000
Additional Business Combination Disclosures [Abstract]
Estimated number of years of useful lives of product rights, low end of range	5					5	8
Estimated number of years of useful lives of product rights, high end of range	20					15	15
Estimated number of years of useful lives of product rights, mainly	12						15

CERTAIN TRANSACTIONS (Details 2) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010 Ratiopharm [Member]	Dec. 31, 2009 Ratiopharm [Member]	Dec. 31, 2008 Barr Pharmaceuticals [Member]
Business Acquisition Pro Forma Information [Line Items]
Net sales	$ 17,396	$ 16,193	$ 13,747
Net income attributable to Teva	$ 3,421	$ 1,962	$ 145
Earnings per share-Basic	$ 3.82	$ 2.25	$ 0.17
Earnings per share-Diluted	$ 3.76	$ 2.19	$ 0.16

CERTAIN TRANSACTIONS (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended		12 Months Ended		12 Months Ended
	Dec. 31, 2010 Barr Pharmaceuticals [Member]	Dec. 23, 2008 Barr Pharmaceuticals [Member]	Dec. 31, 2010 Co Genesys [Member]	Feb. 21, 2008 Co Genesys [Member]	Dec. 31, 2010 Ratiopharm [Member]	Aug. 10, 2010 Ratiopharm [Member]
Business Acquisition [Line Items]
Research and development in-process		$ 988		$ 382		$ 501
Number of IPR&D products valued		40		5		42
Highest value allocated to an IPR&D product		160		171		501
Average value of IPR&D products		$ 30		$ 76
Number of IPR&D products each having a value greater than 10% of total value		3				1
The methodology for determining the fair value in process research and development projects as of the acquisition date	The net cash inflows were discounted to present values, using a range of discount rates of between 11% and 14% and other assumptions, which take into account the stage of completion, nature and timing of efforts for completion, risks and uncertainties, and other key factors, which may vary among the individual products		valued using a method of the income approach, known as the Multi-Period Excess Earnings Approach.		The net cash inflows were discounted to present values, using a range of discount rates of between 10.5% and 15% and other assumptions, which take into account the stage of completion, nature and timing of efforts for completion, risks and uncertainties, and other key factors, which may vary among the individual products.
The low end of the estimated after tax discount rates used in determining the present value of the probability adjusted incremental cash flows expected to be generated by the IPR&D acquired in a business combination		11.00%				10.50%
The high end of the estimated after tax discount rates used in determining the present value of the probability adjusted incremental cash flows expected to be generated by the IPR&D acquired in a business combination		14.00%				15.00%

CERTAIN TRANSACTIONS (Details 4) (USD $) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended	0 Months Ended	12 Months Ended		12 Months Ended
	Aug. 31, 2010	Dec. 31, 2010	Dec. 24, 2009 Teva Kowa Pharma [Member]	Dec. 31, 2010 Teva Kowa Pharma [Member]	Dec. 31, 2010 Teva Lonza [Member]	Dec. 31, 2010 Onco Genex Pharmaceuticals [Member]
Schedule Of Equity Method Investments [Line Items]
Date of formation agreement				September 24, 2008		December 2009,
Percentage owned by Teva				50.00%	50.00%
Name of the entity acquired by a joint venture of the company				Taisho
Percentage of ownership initially acquired in an entity by a joint venture of the company			68.90%
Equity method investment additional information			During 2010, Teva-Kowa Pharma Co. Ltd., purchased the remaining Taisho shares
Initial cash payment						$ 60
Maximum additional cash payment						370
Related Party Transaction Expenses From Transactions With Related Party		0.3
Contribution To Related Party Of Entity Director	$ 1

FAIR VALUE MEASUREMENT (Details) (USD $) In Millions	0 Months Ended		12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009
Derivatives-net		$ 11		$ 11
Total	1,427	2,454
Fair value of the senior notes, convertible senior debentures and interest rate swap agreements			4,342	2,150
Fair value of the interest rate swap agreements			0	10
Fair value derivatives assets	17	20	17	20
Fair value convertible senior debentures and derivatives liabilities			1,232	771
Fair value, option, credit risk, gains (losses) on assets			266	293
Fair Value Measurement With Unobservable Inputs Reconciliation Recurring Basis Asset Value Abstract
Carrying value			76	98
Amount realized	(9)	(8)
Fair Value Measurement With Unobservable Inputs Reconciliation Recurring Basis Asset Transfers From Level1 Into Level3	0	0
Fair Value Measurement With Unobservable Inputs Reconciliation Recurring Basis Asset Transfers From Level2 Into Level3	0	1
Net Change In Fair Value Of Level3 Assets
Fair Value Assets Measured On Recurring Basis Gain Loss Included In Other Income	7	(2)
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Gain (Loss) Included in Other Comprehensive Income	4	(13)
Carrying value	78	76	78	76
Money markets [Member]
Cash And Cash Equivalents Fair Value Disclosure	389	512	389	512
Money markets [Member] | Level 1 [Member]
Cash And Cash Equivalents Fair Value Disclosure	389	512	389	512
Money markets [Member] | Level 2 [Member]
Cash And Cash Equivalents Fair Value Disclosure	0	0	0	0
Money markets [Member] | Level 3 [Member]
Cash And Cash Equivalents Fair Value Disclosure	0	0	0	0
Cash deposits and other [Member]
Cash And Cash Equivalents Fair Value Disclosure	859	1,483	859	1,483
Cash deposits and other [Member] | Level 1 [Member]
Cash And Cash Equivalents Fair Value Disclosure	859	1,483	859	1,483
Cash deposits and other [Member] | Level 2 [Member]
Cash And Cash Equivalents Fair Value Disclosure	0	0	0	0
Cash deposits and other [Member] | Level 3 [Member]
Cash And Cash Equivalents Fair Value Disclosure	0	0	0	0
Auction rate securities [Member]
Investments Fair Value Disclosure	77	75	77	75
Auction rate securities [Member] | Level 1 [Member]
Investments Fair Value Disclosure	0	0	0	0
Auction rate securities [Member] | Level 2 [Member]
Investments Fair Value Disclosure	0	0	0	0
Auction rate securities [Member] | Level 3 [Member]
Investments Fair Value Disclosure	77	75	77	75
Collateral debt obligations [Member]
Investments Fair Value Disclosure	10	14	10	14
Collateral debt obligations [Member] | Level 1 [Member]
Investments Fair Value Disclosure	9	13	9	13
Collateral debt obligations [Member] | Level 2 [Member]
Investments Fair Value Disclosure	0	0	0	0
Collateral debt obligations [Member] | Level 3 [Member]
Investments Fair Value Disclosure	1	1	1	1
Equity securities [Member]
Investments Fair Value Disclosure	109	104	109	104
Equity securities [Member] | Level 1 [Member]
Investments Fair Value Disclosure	109	104	109	104
Equity securities [Member] | Level 2 [Member]
Investments Fair Value Disclosure	0	0	0	0
Equity securities [Member] | Level 3 [Member]
Investments Fair Value Disclosure	0	0	0	0
Structured investment vehicles [Member]
Investments Fair Value Disclosure	82	37	82	37
Structured investment vehicles [Member] | Level 1 [Member]
Investments Fair Value Disclosure	0	0	0	0
Structured investment vehicles [Member] | Level 2 [Member]
Investments Fair Value Disclosure	82	37	82	37
Structured investment vehicles [Member] | Level 3 [Member]
Investments Fair Value Disclosure	0	0	0	0
Other - mainly debt securities [Member]
Investments Fair Value Disclosure	23	240	23	240
Other - mainly debt securities [Member] | Level 1 [Member]
Investments Fair Value Disclosure	23	240	23	240
Other - mainly debt securities [Member] | Level 2 [Member]
Investments Fair Value Disclosure	0	0	0	0
Other - mainly debt securities [Member] | Level 3 [Member]
Investments Fair Value Disclosure	0	0	0	0
Liability Derivatives [Member]
Derivatives-net	16		16
Liability Derivatives [Member] | Level 1 [Member]
Derivatives-net	0		0
Liability Derivatives [Member] | Level 2 [Member]
Derivatives-net	16		16
Liability Derivatives [Member] | Level 3 [Member]
Derivatives-net	0		0
Interest Rate Swap [Member]
Derivatives-net	123		123
Interest Rate Swap [Member] | Level 1 [Member]
Derivatives-net	0		0
Interest Rate Swap [Member] | Level 2 [Member]
Derivatives-net	123		123
Interest Rate Swap [Member] | Level 3 [Member]
Derivatives-net	0		0
Asset Derivatives [Member]
Derivatives-net	(17)		(17)
Asset Derivatives [Member] | Level 1 [Member]
Derivatives-net	0		0
Asset Derivatives [Member] | Level 2 [Member]
Derivatives-net	(17)		(17)
Asset Derivatives [Member] | Level 3 [Member]
Derivatives-net	0		0
Level 1 [Member]
Derivatives-net		0		0
Total	1,389	2,352
Level 2 [Member]
Derivatives-net		11		11
Total	(40)	26
Level 3 [Member]
Derivatives-net		0		0
Total	$ 78	$ 76

MARKETABLE SECURITIES (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Marketable Securities [Abstract]
Fair value	$ 684	$ 983
Cost	639	949
Gross unrealized holding gains	52	51
Gross unrealized holding losses	7	17
Cash and cash equivalents	392	513
Short-term investments	27	253
Long-term investments	265	217
Fair value	684	983
Contractual maturities of debt securities
2011	419
2012	5
2013	9
2014	10
2015	0
2016 and thereafter	132
Total maturities of available-for-sale securities, at fair value	$ 575

INVENTORIES (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Inventories [Abstract]
Raw and packaging materials	$ 1,237	$ 1,072
Products in process	579	522
Finished products	1,948	1,658
Total inventory before inventory in transit	3,764	3,252
Materials in transit and payments on account	102	80
Inventories	$ 3,866	$ 3,332

PROPERTY, PLANT AND EQUIPMENT (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Property Plant and Equipment Net [Abstract]
Land owned or held under long-term leases	$ 372	$ 366
Buildings	1,935	1,507
Machinery and equipment	3,125	2,786
Computer equipment and other assets	858	721
Payments on account	331	311
Subtotal	6,621	5,691
Less-accumulated depreciation and amortization	2,264	1,925
Property, Plant and Equipment, Net, Total	4,357	3,766
Years of estimated useful lives of land held under long-term leasehold rights	99
Depreciation expense for the year	448	426	308
Impairment charge during the year on property, plant and equipment	$ 15	$ 68

GOODWILL AND INTANGIBLE ASSETS (Details) (USD $) In Millions	0 Months Ended		12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Goodwill [Roll Forward]
Goodwill, balance as of January 1			$ 12,674	$ 12,297
Net additions from acquisitions and adjustments of previously recorded business combinations	2,600	315
Translation differences	(31)	69
Reduction of goodwill	(11)	(7)
Goodwill, balance as of December 31	15,232	12,674	15,232	12,674	12,297
Intangible assets
Product rights, at cost	6,720	5,212	6,720	5,212
Finite Lived Trade Names Gross	241	97	241	97
Business Combination Recognized Identifiable Assets Acquired And Liabilities Assumed In Process Research And Development Gross	510	0	510	0
Intangible assets, gross, excluding goodwill	7,471	5,309	7,471	5,309
Product rights, accumulated amortization	1,708	1,256	1,708	1,256
Finite Lived Trade Names Accumulated Amortization	12	0	12	0
Intangible assets accumulated amortization	1,720	1,256	1,720	1,256
Products rights net	5,012	3,956	5,012	3,956
Trade Names Net	229	97	229	97
Business Combination Recognized Identifiable Assets Acquired And Liabilities Assumed In Process Research And Development Net	510	0	510	0
Intangible assets, net (excluding goodwill) total	5,751	4,053	5,751	4,053
Intangible assets charges against earnings
Amortization expense on intangible assets for the period			527	485	180
Impairment of intangible assets			109	42	107
Estimated aggregate amortization of intangible assets
2011	613		613
2012	595		595
2013	574		574
2014	543		543
2015	$ 460		$ 460

SHORT TERM DEBT (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Debt Current
Bank loans, overdrafts and financial institution loans	$ 742	$ 95
Current portion of long term senior notes and loans	690	564
Debt, Current, Total	$ 1,432	$ 659
Debt Current Additional Information
Weighted average interest rate	1.20%	0.90%

SHORT TERM DEBT (Details1) (USD $)	12 Months Ended				6 Months Ended	12 Months Ended		12 Months Ended
	Dec. 31, 2010	Dec. 31, 2010 Bilateral Line Of Credit Bank One [Member]	Dec. 31, 2010 Bilateral Line Of Credit Bank Two [Member]	Dec. 31, 2010 Bilateral Line Of Credit Bank Three [Member]	Dec. 31, 2010 Combined Bank Lines Of Credit [Member]	Dec. 31, 2010 Syndicated Credit Facility [Member]	Dec. 31, 2010 All Lines Of Credit [Member]	Dec. 31, 2010 Bilateral Revolving Lines Of Credit [Member]
Line Of Credit Facility [Line Items]
Line Of Credit Agreement Date		7/1 - 7/31/2010	7/1 - 7/31/2010	7/1 - 7/31/2010		1/1 - 1/31/2011		1/1/2009 - early 2010
Line Of Credit Termination Terms						three-year
Line Of Credit Facility Maximum Borrowing Capacity		$ 500,000,000	$ 500,000,000	$ 500,000,000		$ 1,500,000,000		$ 1,100,000,000
Line Of Credit Facility Interest Rate Description					LIBOR plus less than 1%
Line Of Credit Facility Amount Outstanding					670,000,000
Amount available under unused lines of credit							1,368,000
Line Of Credit Facility Amount Borrowed To Repay Other Debt						$ 500,000,000

LONG TERM EMPLOYEE RELATED OBLIGATIONS (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Employee-related obligations long-term
Accrued severance pay	$ 147	$ 113
Defined benefit plans	74	57
Total	221	170
Employee-related obligations information
Long-term investments earmarked for severance pay liabilities in Israel	120	96
Expected contributions to the pension funds	70
Pension liabilities covered by union	72.00%
Future minimum benefit payments
2011	20
2012	15
2013	11
2014	13
2015	11
2016-2020	$ 74

SENIOR NOTES AND LOANS (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Long Term Debt By Components Alternative [Abstract]
Credit facilities	$ 0	$ 1,605
Senior notes	4,101	1,490
Loans, mainly from banks	671	948
Debentures	15	15
Total long-term debt	4,787	4,058
Current Portion Long Term Debt	(690)	(564)
Notes and Loans, Noncurrent, Total	4,097	3,494
Maturities Of Long Term Debt [Abstract]
2012	1,021
2013	19
2014	9
2015	1,483
2016 and thereafter	1,512
Fair Value Of The Interest Rate Swap Transactions Terminated	$ 53

SENIOR NOTES AND LOANS (Details 1) (USD $) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended		12 Months Ended		12 Months Ended			12 Months Ended				12 Months Ended
	Feb. 28, 2011	Dec. 31, 2010 Senior Notes Issue One [Member]	Dec. 31, 2008 Senior Notes Issue One [Member]	Dec. 31, 2010 Senior Notes Issue Two [Member]	Dec. 31, 2008 Senior Notes Issue Two [Member]	Dec. 31, 2008 Senior Note Issues [Member]	Dec. 31, 2010 Syndicated Loan [Member]	Dec. 31, 2009 Syndicated Loan [Member]	Dec. 31, 2010 Bank Loan One [Member]	Dec. 31, 2010 Bank Loan Two [Member]	Dec. 31, 2009 Bank Loan Two [Member]	Dec. 31, 2010 Debentures [Member]	Dec. 31, 2010 Subsidiary Senior Notes Due 2011 [Member]	Dec. 31, 2010 Subsidiary Senior Notes Due 2012 [Member]	Dec. 31, 2010 Subsidiary Senior Notes Due 2015 [Member]
Debt Instrument [Line Items]
Debt instrument issuer													Teva Pharmaceutical Finance III, LLC	Teva Pharmaceutical Finance III, LLC *	Teva Pharmaceutical Finance II, B.V. *
Debt instrument required currency of repayment							Euros (mainly) and British Pounds			Euro (mainly) and USD
Debt instrument stated interest rate percentage		6.15%		5.55%								7.20%		1.50%	3.00%
Debt instrument effective interest rate percentage at period end, low end of range							0.009		0.009	0.009
Debt instrument effective interest rate percentage at period end, high end of range							0.032		0.032	0.032
Debt Instrument Description Of Variable Rate Basis													LIBOR
Debt Instrument Basis Spread On Variable Rate				1.98%									0.40%
Debt instrument issuance date				January 2006
Debt instrument maturity year													Dec 1, 2011	Jun 1, 2012	Jun 1, 2015
Interest rate information		fixed rate					Euros (mainly) and British Pounds			denominated in Euro (mainly) and USD
Description of the interest rate terms of the swap agreement				Teva paid an effective interest rate of six months LIBOR plus an average spread of 1.98%										see note 15	see note 15
Original principal amount of debt instrument			$ 1,000		$ 500								$ 500	$ 1,000	$ 1,000
Principal amount currently outstanding on the debt instrument								330	168	412	433
Teva repurchased $20 million of the senior notes	814					20
Principal amount subject to interest rate swap agreements					$ 493

CONVERTIBLE SENIOR DEBENTURES (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	1 Months Ended	12 Months Ended
	Feb. 28, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Conversions And Redemptions Of Convertible Senior Debentures [Abstract]
Principal amount converted		$ 136	$ 965	$ 89
Number of shares converted into		3	27	2
Redemption principal amount of convertible senior debentures	814
Conversion of convertible senior debentures, shares	1.2
Convertible senior debentures - short term		1,346	649
Convertible senior debentures - long term		13	817
Total convertible senior debentures, including accrued interest		1,359	1,466
Convertible Senior Debt Interest Payable Current			7
Convertible Debt Issue A [Member]
Debt Instrument [Line Items]
Debt instrument issuance date		January 2004
Debt instrument issuer		Teva Pharmaceutical Finance II, LLC
Debt instrument conversion features		Represents an amount of less than 0.5 million.
Debt instrument stated interest rate percentage		0.50%
Original principal amount of debt instrument				460
Debt instrument maturity year		Jan 1, 1
Principal amount currently outstanding on the debt instrument		3
Conversion price		$ 36.68
Earliest future date of redemption at issuers option/repurchase at holders option		February 1, 2014
Conversions And Redemptions Of Convertible Senior Debentures [Abstract]
Principal amount converted		34	412	0
Number of shares converted into		1	11	0
Convertible Debt Issue B [Member]
Debt Instrument [Line Items]
Debt instrument issuance date		January 2004
Debt instrument issuer		Teva Pharmaceutical Finance II, LLC
Debt instrument conversion features		Represents an amount of less than 0.5 million.
Debt instrument stated interest rate percentage		0.25%
Original principal amount of debt instrument				634
Debt instrument maturity year		Jan 1, 1
Principal amount currently outstanding on the debt instrument		10
Conversion price		$ 34.12
Earliest future date of redemption at issuers option/repurchase at holders option		February 1, 2010
Conversions And Redemptions Of Convertible Senior Debentures [Abstract]
Principal amount converted		57	553	0
Number of shares converted into		2	16	0
Convertible Debt Issue C [Member]
Debt Instrument [Line Items]
Debt instrument issuance date		January 2006
Debt instrument issuer		Teva Pharmaceutical Finance II, B.V.
Debt instrument conversion features		On February 1, 2011, these convertible senior debentures were redeemed and/or converted for an aggregate of $814 million and 1.2 million Teva shares.
Debt instrument stated interest rate percentage		1.75%
Original principal amount of debt instrument				818
Debt instrument maturity year		Jan 1, 1
Principal amount currently outstanding on the debt instrument		814
Conversion price		$ 50.04
Earliest future date of redemption at issuers option/repurchase at holders option		February 1, 2011
Convertible Debt Issue D [Member]
Debt Instrument [Line Items]
Debt instrument issuance date		January 2006
Debt instrument issuer		Teva Pharmaceutical Finance Company, LLC
Debt instrument conversion features		These convertible senior debentures due 2026 include a “net share settlement” feature according to which the principal of the debentures will be paid in cash and in the case of conversion, only the residual conversion value above the principal will be paid in Teva shares. Due to the “net share settlement” feature, these convertible senior debentures are classified under convertible senior debentures -short term.
Debt instrument stated interest rate percentage		0.25%
Original principal amount of debt instrument				575
Debt instrument maturity year		Jan 1, 1
Principal amount currently outstanding on the debt instrument		530
Conversion price		$ 46.04
Earliest future date of redemption at issuers option/repurchase at holders option		February 1, 2011
Conversions And Redemptions Of Convertible Senior Debentures [Abstract]
Principal amount converted		45	0	0
Number of shares converted into		0	0	0
Convertible Debt Issue E [Member]
Debt Instrument [Line Items]
Debt instrument stated interest rate percentage		4.50%
Debt instrument maturity year		Jan 1, 2008
Conversions And Redemptions Of Convertible Senior Debentures [Abstract]
Principal amount converted		0	0	89
Number of shares converted into		0	0	2
Ivax Convertible Senior Debt [Member]
Conversions And Redemptions Of Convertible Senior Debentures [Abstract]
Redemption principal amount of convertible senior debentures				$ 141

COMMITMENTS AND CONTINGENCIES (Details) (USD $)	0 Months Ended	12 Months Ended
	Dec. 07, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Sep. 30, 2007	May 31, 2007	Mar. 31, 2007	Dec. 31, 2006	Sep. 30, 2004	Aug. 18, 2010	May 07, 2010	May 05, 2010
Operating Leases Future Minimum Payments Due Abstract
2011		$ 81,000,000
2012		68,000,000
2013		50,000,000
2014		30,000,000
2015		22,000,000
2016 and thereafter		63,000,000
Maximum number of years of contractual royalty payments		20
Operating Leases Related Parties Expense			500,000	1,000,000
Lease And Rental Expense		90,000,000	67,000,000	45,000,000
Annual sales of Neurontin									2,700,000,000
Annual sales of Omnicef								860,000,000
Annual sales of Lotrel							1,400,000,000
Annual sales of Zyprexa						180,000,000
Annual sales of Protonix					2,500,000,000
Annual sales of Yaz			782,000,000
Compensatory damages propofol												5,100,000
Punitive damages propofol against Teva											356,000,000
Punitive damages against Baxter											144,000,000
Bond (covering both Teva and Baxter's damages)										580,000,000
Settlement agreement nifedipine	10,000,000
Annual Sales Of Gemzar		$ 785,000,000
Barr and Duramed products [Member]
Operating Leases Future Minimum Payments Due Abstract
Approximate number of product liability cases		6,000
Approximate number of pending cases		480
Approximate number of cases that have been dismissed		5,500
Propofol [Member]
Operating Leases Future Minimum Payments Due Abstract
Number of cases patients at endoscopy center did not contract virus		100
Teva And Subsidiaries [Member]
Operating Leases Future Minimum Payments Due Abstract
Approximate number of product liability cases		750
Barr And Duramed [Member]
Operating Leases Future Minimum Payments Due Abstract
Approximate number of pending cases		497
Teva Parental Medicines Inc [Member]
Operating Leases Future Minimum Payments Due Abstract
Approximate number of pending cases		200

EQUITY (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Common stock
Ordinary shares, issued	937	923	889
Purchase of treasury shares	$ 99	$ 0	$ 0
Treasury Stock Shares Acquired	1.9
Ordinary shares, outstanding	937	923
Treasury stock
Treasury stock, value	99		(58)
Retained earnings
Estimated income tax liability	1,315
Dividends declared and paid	$ 0.74	$ 0.61	$ 0.5
Additional dividends declared	$ 0.8
Components of accumulated other comprehensive income (loss)
Currency translation adjustment, net of tax	386	530
Unrealized gain (loss) from available-for-sale securities, net of tax	45	34
Accumulated Other Comprehensive Income Loss Cumulative Changes In Net Gain Loss From Cash Flow Hedges Effect Net Of Tax	(70)	0
Other	(11)	(9)
Comprehensive income attributable to Teva	$ 350	$ 555

EQUITY (Details 1) In Millions	12 Months Ended
Dec. 31, 2010
Past Employee Stock And Incentived Plans [Member]
Share Based Compensation Arrangement By Share Based Payment Award [Line Items]
Number of equivalent stock units approved for grants under the plan	70
Share based compensation vesting period	2 to 4 years
Share based compensation expiration period	seven
Long Term Equity Based Incentive Plan [Member]
Share Based Compensation Arrangement By Share Based Payment Award [Line Items]
Number of equivalent stock units that remain available for future awards	62
Share based compensation vesting period	2 to 4 years
Share based compensation expiration period	ten

EQUITY (Details 2) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Stock Options Plan [Member]	Dec. 31, 2009 Stock Options Plan [Member]	Dec. 31, 2008 Stock Options Plan [Member]	Dec. 31, 2007 Stock Options Plan [Member]
Share Based Compensation Arrangement By Share Based Payment Award Options Outstanding Roll Forward
Balance outstanding at beginning of year				30,057,000	29,212,000	35,380,000
Granted				6,062,000	8,504,000	4,512,000
Exercised				(7,273,000)	(6,805,000)	(9,273,000)
Forfeited				(682,000)	(854,000)	(1,407,000)
Balance outstanding at end of year				28,164,000	30,057,000	29,212,000
Weighted average exercise price				$ 44.89	$ 38.66	$ 31.54	$ 27.57
Granted				$ 50.6192389098103	$ 51.9050024481577	$ 41.42
Exercised				$ 24.53	$ 24.7	$ 20.58
Forfeited				$ 43.29	$ 37.9	$ 35.51
Options granted WA fair value	$ 9.7	$ 11.7	$ 9.9
Share Based Compensation Arrangement By Share Based Payment Award Fair Value Assumptions And Methodology Abstract
Dividend yield	1.70%	1.50%	1.10%
Expected volatility	24.00%	25.00%	25.00%
Risk-free interest rate (in dollar terms)	1.70%	2.20%	1.80%
Expected years of life	5	5	5
Low end of range of expected forfeiture rates				2.00%
High end of range of expected forfeiture rates				8.00%
Options exercisable at end of year				9,862,000	12,719,000	15,291,000
Share Based Compensation Arrangement By Share Based Payment Award Options Additional Disclosures Abstract
Weighted average exercise price				$ 36.17	$ 28.77	$ 24.38
Closing stock price	$ 52.13
The total number of exercisable options that are in-the-money as of December 31, 2010	9,862,000
The total intrinsic value of options exercised during the years	$ 222	$ 161	$ 227
Average market price of Teva's ordinary shares during the year	$ 55.09	$ 48.3	$ 45.11
Options granted in the year include vested stock options issued in connection with the acquisition of Barr						300,000
The total unrecognized compensation cost before tax on employee stock options and RSUs				$ 126
Employee Service Share Based Compensation Nonvested Award Total Compensation Cost Not Yet Recognized Period For Recognition	1.3

EQUITY (Details 3) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2010
Number of shares	28,164
Weighted average exercise price	$ 44.89
Weighted average remaining life	5.32
Aggregate intrinsic value	$ 220,247
Number of shares	9,862
Weighted average exercise price	$ 36.17
Weighted average remaining life	2.75
Aggregate intrinsic value	157,368
Exercise Price Range One [Member]
Number of shares	564
Weighted average exercise price	$ 13.99
Weighted average remaining life	0.49
Aggregate intrinsic value	21,498
Number of shares	564
Weighted average exercise price	$ 13.99
Weighted average remaining life	0.49
Aggregate intrinsic value	21,498
Exercise Price Range Two [Member]
Number of shares	124
Weighted average exercise price	$ 21.26
Weighted average remaining life	0.54
Aggregate intrinsic value	3,841
Number of shares	124
Weighted average exercise price	$ 21.26
Weighted average remaining life	0.54
Aggregate intrinsic value	3,841
Exercise Price Range Three [Member]
Number of shares	1,820
Weighted average exercise price	$ 31.18
Weighted average remaining life	2.25
Aggregate intrinsic value	38,135
Number of shares	1,820
Weighted average exercise price	$ 31.18
Weighted average remaining life	2.25
Aggregate intrinsic value	38,135
Exercise Price Range Four [Member]
Number of shares	3,885
Weighted average exercise price	$ 34.83
Weighted average remaining life	3.04
Aggregate intrinsic value	67,200
Number of shares	2,990
Weighted average exercise price	$ 33.62
Weighted average remaining life	2.62
Aggregate intrinsic value	55,345
Exercise Price Range Five [Member]
Number of shares	4,041
Weighted average exercise price	$ 42.27
Weighted average remaining life	3.76
Aggregate intrinsic value	39,846
Number of shares	2,293
Weighted average exercise price	$ 42.44
Weighted average remaining life	2.85
Aggregate intrinsic value	22,214
Exercise Price Range Six [Member]
Number of shares	3,522
Weighted average exercise price	$ 44.03
Weighted average remaining life	4.11
Aggregate intrinsic value	28,530
Number of shares	1,902
Weighted average exercise price	$ 44.03
Weighted average remaining life	3.97
Aggregate intrinsic value	15,403
Exercise Price Range Seven [Member]
Number of shares	9,020
Weighted average exercise price	$ 49.78
Weighted average remaining life	8.1
Aggregate intrinsic value	21,197
Number of shares	169
Weighted average exercise price	$ 46.62
Weighted average remaining life	4.28
Aggregate intrinsic value	932
Exercise Price Range Eight [Member]
Number of shares	5,188
Weighted average exercise price	$ 54.64
Weighted average remaining life	5.97
Aggregate intrinsic value
Number of shares
Weighted average exercise price
Weighted average remaining life
Aggregate intrinsic value

EQUITY (Details 4) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2010 Restricted Stock Units [Member]	Dec. 31, 2009 Restricted Stock Units [Member]	Dec. 31, 2008 Restricted Stock Units [Member]
Share Based Compensation Arrangement By Share Based Payment Award Equity Instruments Other Than Options Nonvested [Roll Forward]
RSUs outstanding at beginning of year		2,063	1,511	1,608
Granted		672	920	346
Vested		(379)	(291)	(260)
Forfeited		(66)	(77)	(183)
RSUs outstanding at end of year		2,290	2,063	1,511
Weighted-average grant date fair value per share - RSUs at beginning of year		$ 43.51	$ 38.13	$ 36.64
Granted		$ 47.57	$ 49.91	$ 41.16
Vested		$ 37.2	$ 37.18	$ 35.18
Forfeited		$ 42.2174414483743	$ 38.1691458590171	$ 34.87
Weighted-average grant date fair value per share - RSUs at end of year		$ 45.78	$ 43.51	$ 38.13
The total unrecognized compensation cost before tax on employee stock options and RSUs		$ 62
Employee Service Share Based Compensation Nonvested Award Total Compensation Cost Not Yet Recognized Period For Recognition	1.3

EQUITY (Details 5) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Stock Options Plan [Member]
Employee Service Share Based Compensation Aggregate Disclosures Abstract
Restricted stock units RSUs	$ 56	$ 37	$ 46
Restricted Stock Units [Member]
Employee Service Share Based Compensation Aggregate Disclosures Abstract
Restricted stock units RSUs	24	17	17
Omnibus Long Term Share Incentive Plan [Member]
Employee Service Share Based Compensation Aggregate Disclosures Abstract
Restricted stock units RSUs	80	54	63
Tax effect on stock-based compensation expense	11	10	7
Net effect	$ 69	$ 44	$ 56

INCOME TAXES (Details) (USD $) In Millions, unless otherwise specified	0 Months Ended			12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Loss From Continuing Operations Before Income Taxes Minority Interest And Income Loss From Equity Method Investments
The Company and its Israeli subsidiaries				$ 2,511	$ 1,561	$ 1,955
Non-Israeli subsidiaries				1,135	642	(1,155)
Income before income taxes				3,646	2,203	800
Effect of acquired research and development in process on non-Israeli companies						1,402
Income Tax Expense Benefit Continuing Operations By Jurisdiction
In Israel				139	48	145
Outside Israel				144	118	39
Income Tax Expense (Benefit), Total				283	166	184
Federal Income Tax Expense Benefit Continuing Operations
Current				560	408	490
Deferred income taxes-net and uncertain tax positions				(277)	(242)	(306)
Income Tax Expense (Benefit)				283	166	184
Effective Income Tax Rate Reconciliation
Statutory tax rate in Israel	25.00%			25.00%	26.00%	27.00%
Different effective tax rates applicable to non-Israeli subsidiaries				(1.00%)	(3.00%)	(15.00%)
The Company and its Israeli subsidiaries - mainly tax benefits arising from reduced tax rates under benefit programs				(18.00%)	(19.00%)	(69.00%)
Increase in uncertain tax positions-net				2.00%	4.00%	34.00%
Other-mainly acquisition of research and development in process and release of prior years provisions				0.00%	0.00%	46.00%
Effective consolidated tax rate				8.00%	8.00%	23.00%
Reason for large component rates in 2008				The large component percentages in 2008 reflect the lower income before taxation in this year, which is primarily due to the write-off of research and development in process, as a result of the acquisitions consummated in this year, which amounted to $1,402 million.
Short-term deferred tax assets (liabilities)-net:
Inventory related	227	200		227	200
Sales reserves and allowances	166	125		166	125
Provisions for employee-related obligations, current	51	42		51	42
Carryforward losses and deductions, current	89	30		89	30
Provision for legal settlements	37	126		37	126
Other	(70)	85		(70)	85
Short-term deferred tax assets (liabilities)-gross	500	608		500	608
Valuation allowance-in respect of carryforward losses and deductions that may not be utilized	(21)	(22)		(21)	(22)
Short-term deferred tax assets (liabilities)-net	479	586		479	586
Long-term deferred tax assets (liabilities)-net:
Deferred Tax Liabilities Property Plant And Equipment	(131)	(197)		(131)	(197)
Intangible assets	(1,318)	(1,140)		(1,318)	(1,140)
Provisions for employee related obligations, noncurrent	56	43		56	43
Carryforward losses and deductions, noncurrent	351	213		351	213
Other	(39)	44		(39)	44
Long-term deferred tax assets (liabilities)-gross	(1,081)	(1,037)		(1,081)	(1,037)
Deferred Tax Assets Valuation Allowance Noncurrent	(190)	(99)		(190)	(99)
Long-term deferred tax assets (liabilities)-net	(1,271)	(1,136)		(1,271)	(1,136)
Deferred tax assets (liabilities) - net	(792)	(550)		(792)	(550)
Reconciliation Of Unrecognized Tax Benefits Excluding Amounts Pertaining To Examined Tax Returns Roll Forward
Balance at the beginning of the year				726	631	338
Increase related to prior year tax positions, net				20	98	102
Increase related to current year tax positions				47	35	204
Tax assessments settlements				(15)	(37)	(34)
Acquisition				13	0	14
Other				4	(1)	7
Balance at the end of the year	795	726	631	795	726	631
Future Federal Statutory Tax Rate
Israel statutory tax rate in 2011	24.00%			24.00%
Israel statutory tax rate in 2012	23.00%			23.00%
Israel statutory tax rate in 2013	22.00%			22.00%
Israel statutory tax rate in 2014	21.00%			21.00%
Israel statutory tax rate in 2015	20.00%			20.00%
Israel statutory tax rate in 2016 and thereafter	18.00%			18.00%
Unrecognized Tax Benefits Income Tax Penalties And Interest Expense	25	31	18
Balance of accrued potential penalties and interest in unrecognized tax benefits	94	70	38	94	70	38
The amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	$ 788	$ 718	$ 0	$ 788	$ 718	$ 0

INCOME TAXESs (Details 1) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Tax Carryforwards And Deductions Expiration Period One [Member]
Other Tax Carryforward [Line Items]
First year in period	Jan 1, 2012
Last year in period	Dec 31, 2013
Tax effect of unspecified carryforward losses and deductions	$ 38
Tax Carryforwards And Deductions Expiration Period Two [Member]
Other Tax Carryforward [Line Items]
First year in period	Jan 1, 2014
Last year in period	Dec 31, 2021
Tax effect of unspecified carryforward losses and deductions	96
Tax Carryforwards And Deductions No Expiration [Member]
Other Tax Carryforward [Line Items]
Tax effect of unspecified carryforward losses and deductions	151
Tax Carryforwards And Deductions Indefinite [Member]
Other Tax Carryforward [Line Items]
Tax effect of unspecified carryforward losses and deductions	$ 66

INCOME TAXES (Details 2) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Deferred Taxes By Report [Line Items]
Deferred tax assets (liabilities) - net	$ (792)	$ (550)
Prepaid Expenses And Other Current Assets [Member]
Deferred Taxes By Report [Line Items]
Deferred tax assets (liabilities) - net	554	614
Other Current Liabilities [Member]
Deferred Taxes By Report [Line Items]
Deferred tax assets (liabilities) - net	(75)	(28)
Other Assets Deferred Taxes And Deferred Charges [Member]
Deferred Taxes By Report [Line Items]
Deferred tax assets (liabilities) - net	77	105
Deferred income taxes [Member]
Deferred Taxes By Report [Line Items]
Deferred tax assets (liabilities) - net	$ (1,348)	$ (1,241)

FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Interest Rate Swap [Member]
Derivative [Line Items]
Principal amount subject to interest rate swap agreements	$ 493
Stated interest rate on Senior Notes due 2016	5.55%
Description of the interest rate terms of the swap agreement	Teva had paid an effective interest rate of six months LIBOR plus an average 1.98% on the $493 million principal amount, as compared to the original 5.55% fixed rate
Interest Rate Swap Senior Notes Due 2012 [Member]
Derivative [Line Items]
Stated interest rate on Senior Notes due 2016	1.50%
Description of the interest rate terms of the swap agreement	Teva paid an effective interest rate of three months LIBOR plus an average 0.41% on the $1 billion principal amount, as compared to the stated 1.50% fixed rate
Currency And Interest Rate Swap Senior Notes Due 2015 [Member]
Derivative [Line Items]
Principal amount subject to interest rate swap agreements		$ 1,000
Stated interest rate on Senior Notes due 2016	3.00%
Description of the interest rate terms of the swap agreement	Teva pays a fixed rate of 2.36% on the euro principal amount, as compared to the stated 3.00% fixed rate on the dollar principal amount

FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (Details 1) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Swap [Member] | Long Term Investments And Receivables [Member]
Derivative Instruments In Statement Of Financial Position Fair Value Abstract
Fair value of derivative assets designated as a hedging instrument	$ 0	$ 10
Foreign Exchange Contract [Member] | Deferred Taxes And Other Current Assets [Member]
Derivative Instruments In Statement Of Financial Position Fair Value Abstract
Fair value of derivative assets not designated as a hedging instrument	17	20
Foreign Exchange Contract [Member] | Accounts Payable [Member]
Derivative Instruments In Statement Of Financial Position Fair Value Abstract
Fair value of derivative liabilities not designated as a hedging instrument	16	31
Interest Rate Swap [Member] | Senior Notes And Loans [Member]
Derivative Instruments In Statement Of Financial Position Fair Value Abstract
Fair value of derivative liabilities designated as a hedging instrument	$ 123	$ 10

FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (Details 2)	12 Months Ended
	Dec. 31, 2010 Foreign Exchange Contract [Member] Financial Expenses Net [Member] USD ( $)	Dec. 31, 2009 Foreign Exchange Contract [Member] Financial Expenses Net [Member] USD ( $)	Dec. 31, 2010 Swap [Member] Financial Expenses Net [Member] USD ( $)	Dec. 31, 2009 Swap [Member] Financial Expenses Net [Member] USD ( $)	Dec. 31, 2010 Forward And Option Contracts [Member] USD ( $)	Aug. 10, 2010 Forward And Option Contracts [Member] EUR ( €)
Derivative Instruments Gain Loss [Line Items]
Gain (loss) recognized in earnings for the period on derivative contracts	$ (31,000,000)	$ (57,000,000)	$ 20,000,000	$ 5,000,000	$ (102,000,000)
Derivative Notional Amount						1,500,000,000
Purchase price in US dollars						€ 3,600,000,000

FINANCIAL EXPENSES NET (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Financial Expenses Net [Abstract]
Investment Income Nonoperating	$ 57	$ 58	$ 127
Interest expense	(202)	(230)	(201)
Gain Loss Recognized In Earnings From Hedging Foreign Currency Risk Of Business Combination Purchase Price Obligation	(102)
Foreign Currency Transaction Gain Loss Before Tax	22	(24)	5
Settlement received on auction rate securities portfolio			100
Other Than Temporary Impairment Losses Investments Portion Recognized In Earnings Net Available For Sale Securities		(6)	(376)
Financial expenses-net	$ (225)	$ (202)	$ (345)

LEGAL SETTLEMENTS, IMPAIRMENT, RESTRUCTURING AND ACQUISITION COSTS (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Restructuring Charges [Abstract]
One-time termination costs	$ 187
Loss On Contract Termination	17
Associated other restructuring costs	9
Regulatory Action	47
Merger And Acquisition Costs	24	4	0
Legal settlements	2	434	17
Impairment of long-lived assets	124	110	107
Restructuring expenses	260	90	0
Total	$ 410	$ 638	$ 124

ENTITY-WIDE DISCLOSURES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	$ 16,121	$ 13,899	$ 11,085
Property, plant, and equipment, net, by geographic area	4,357	3,766
Information About Major Customers And Products [Abstract]
The net sales to the Companys largest customer as a percentage of total net sales	16.00%	16.00%	13.00%
The net sales of Copaxone as a percentage of total net sales	18.00%	18.00%	16.00%
The balance due from the Companys largest customer as a percentage of gross trade accounts receivable	23.00%
Segment Geographical Groups Of Countries Group One Member
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	9,988	8,585	6,413
Segment Geographical Groups Of Countries Group Two Member
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	3,947	3,271	2,976
Segment Geographical Groups Of Countries Group Three [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	2,186	2,043	1,696
Net sales in Israel	566	500	476
Israel [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant, and equipment, net, by geographic area	1,227	1,084
United States [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant, and equipment, net, by geographic area	704	712
Croatia [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant, and equipment, net, by geographic area	309	339
Hungary [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant, and equipment, net, by geographic area	334	299
United Kingdom [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant, and equipment, net, by geographic area	275	293
Other Countries [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant, and equipment, net, by geographic area	1,195	1,028
Germany [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant, and equipment, net, by geographic area	$ 313	$ 11

ENTITY-WIDE DISCLOSURES (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Product Information [Line Items]
Net sales	$ 16,121	$ 13,899	$ 11,085
Generics [Member]
Product Information [Line Items]
Net sales	10,917	9,340	7,719
Innovative Products [Member]
Product Information [Line Items]
Net sales	3,202	2,665	1,922
Speciality Respiratory Products [Member]
Product Information [Line Items]
Net sales	875	898	778
Active Pharmaceutical Ingredients [Member]
Product Information [Line Items]
Net sales	641	565	603
Proprietary Womens Health Products United States [Member]
Product Information [Line Items]
Net sales	374	357	0
Bio Generics [Member]
Product Information [Line Items]
Net sales	$ 112	$ 74	$ 63

ENTITY-WIDE DISCLOSURES (Details 2)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Therapeutic Category [Domain]
Product Sales [Line Items]
Net sales by therapeutic category	100.00%	100.00%	100.00%
Anticancer And Autoimmune [Member]
Product Sales [Line Items]
Net sales by therapeutic category	22.00%	22.00%	20.00%
Central Nervous System [Member]
Product Sales [Line Items]
Net sales by therapeutic category	20.00%	16.00%	24.00%
Cardiovascular [Member]
Product Sales [Line Items]
Net sales by therapeutic category	12.00%	11.00%	13.00%
Gastrointestinal And Metabolism [Member]
Product Sales [Line Items]
Net sales by therapeutic category	11.00%	10.00%	12.00%
Genito Urinary System And Sex Hormones [Member]
Product Sales [Line Items]
Net sales by therapeutic category	8.00%	10.00%	2.00%
Respiratory [Member]
Product Sales [Line Items]
Net sales by therapeutic category	8.00%	8.00%	10.00%
Antiinfectives And Antibiotics [Member]
Product Sales [Line Items]
Net sales by therapeutic category	6.00%	6.00%	6.00%
Musculoskeletal [Member]
Product Sales [Line Items]
Net sales by therapeutic category	2.00%	3.00%	3.00%
Other Therapies [Member]
Product Sales [Line Items]
Net sales by therapeutic category	11.00%	14.00%	10.00%

EARNINGS PER SHARE (Details) (USD $) In Millions	0 Months Ended		12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Stockholders Equity Number Of Shares Par Value And Other Disclosures Abstract
Anti-dilutive securities excluded from computation of earnings per share, amount	16	17
Net Income And Weighted Average Number Of Shares Used In Computation Of Basic And Diluted Earnings Per Share [Abstratc]
Net income attributable to Teva			$ 3,331	$ 2,000	$ 609
Interest expense on convertible senior debentures, and issuance costs, net of tax benefits			44	1	5
Net income used for the computation of diluted earnings per share			$ 3,375	$ 2,001	$ 614
Weighted average number of shares used in the computation of basic earnings per share			896	872	780
Additional shares from the assumed exercise of employee stock options and unvested RSU's			6	7	10
Weighted average number of additional shares issued upon the assumed conversion of convertible senior debentures			19	17	30
Weighted average number of shares used in the computation of diluted earnings per share			921	896	820
Ordinary And Special Shares Outstanding [Abstract]
Ordinary shares - issued	937	923	937	923	889
Special shares - exchangeable into ordinary shares	5	5	5	5	5
Total ordinary and special shares issued	942	928	942	928	894
Treasury, shares	40	38	40	38	38
Total ordinary and special shares outstanding	902	890	902	890	856

SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Allowance For Doubtful Accounts Current Member
Valuation And Qualifying Accounts Disclosure [Line Items]
Beginning balance	$ 99	$ 112	$ 83
Charged to costs and expenses	29	13	7
Charged to other accounts	9	(20)	30
Deductions	(11)	(6)	(8)
Ending balance	126	99	112
Valuation Allowance Tax Carryforward Losses And Deductions [Member]
Valuation And Qualifying Accounts Disclosure [Line Items]
Beginning balance	121	108	78
Charged to costs and expenses	77	16	14
Charged to other accounts	24	(8)	25
Deductions	(11)	5	(9)
Ending balance	$ 211	$ 121	$ 108